UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE PROGRESSIVE CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Progressive Corporation will hold its Annual Meeting of Shareholders on Friday, April 20, 2012, at 10:00 a.m., local time, at 6671 Beta Drive, Mayfield Village, Ohio. At the Annual Meeting, shareholders will be asked to:

1.	Elect as directors the four nominees identified in the attached Proxy Statement, one to serve for a term of two years and three to serve for a term of three years;

2.	Approve an amendment to our Code of Regulations eliminating the supermajority voting requirement for shareholders to amend specified sections of our Code of Regulations;

3.	Approve an amendment to our Code of Regulations to declassify the Board of Directors and provide for the annual election of directors;

4.	Approve an amendment to our Code of Regulations to fix the number of directors at 11;

5.	Approve an amendment to our Code of Regulations to revise the procedures for fixing the number of director positions within the limits set forth in our Code of Regulations;

6.	Approve an amendment to our Code of Regulations allowing our Board of Directors to amend the Code of Regulations as and to the extent permitted by Ohio law;

7.

Approve an amendment to our Code of Regulations to provide that the Annual Meeting of Shareholders will be held at such time and on a date, no later than June 30, as may be fixed by the Board of Directors;

8.	Cast an advisory vote to approve our executive compensation program;

9.	Re-approve performance criteria set forth in our 2007 Executive Bonus Plan;

10.	Approve an amendment to our 2010 Equity Incentive Plan to add investment performance as a new performance goal under the plan;

11.

Approve an amendment to our 2003 Directors Equity Incentive Plan to extend the term of the plan, to eliminate the buyout provisions relating to stock option awards, and to modify the definition of “change in control”;

12.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012; and

13.	Transact such other business as may properly come before the meeting.

The foregoing items of business are described more fully in the Proxy Statement accompanying this Notice. Only shareholders of record of The Progressive Corporation (NYSE:PGR) at the close of business on February 29, 2012, are entitled to receive notice of and to vote at the meeting or any adjournment of the meeting.

Your vote is important. Whether or not you plan to be present at the meeting, please vote by Internet or telephone (following the instructions on the enclosed proxy card), or by completing and returning the proxy card in the enclosed postage-paid envelope. If you later choose to revoke your proxy, you may do so before voting occurs at the Annual Meeting by following the procedures described in the “Questions and Answers about the Annual Meeting and Voting” section in the attached Proxy Statement.

By Order of the Board of Directors.

Charles E. Jarrett, Secretary

March     , 2012

The Proxy Statement and the 2011 Annual Report to Shareholders

are also available at progressiveproxy.com.

The Progressive Corporation

Proxy Statement

General Information Regarding Proxy Materials and the Annual Meeting of Shareholders	1
Questions and Answers about the Annual Meeting and Voting	1
Item 1: Election of Directors	6
Nominees for Election at the Annual Meeting	8
Directors Whose Terms will Continue after the Annual Meeting	9
Director Whose Term will not Continue after the Annual Meeting	11
Other Board of Directors Information	11
Board of Directors Independence Determinations	11
Board Structure and Risk Oversight	11
Meetings of the Board of Directors and Attendance	12
Meetings of the Non-Management and Independent Directors	12
Board Committees	12
Executive Committee	13
Audit Committee	13
Compensation Committee	14
Investment and Capital Committee	14
Nominating and Governance Committee	15
Communications with the Board of Directors	16
Certain Relationships and Related Transactions	16
Compensation Committee Interlocks and Insider Participation	17
Report of the Audit Committee	18
Security Ownership of Certain Beneficial Owners and Management	19
Security Ownership of Certain Beneficial Owners	19
Security Ownership of Management	20
Section 16(a) Beneficial Ownership Reporting Compliance	21
Compensation Discussion and Analysis	22
Compensation Committee Report	37
Compensation Programs and Risk Management	37
Executive Compensation	38
Summary Compensation Table	38
Grants of Plan-Based Awards	39
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table	39
Outstanding Equity Awards at Fiscal Year-End	44
Option Exercises and Stock Vested	46
Nonqualified Deferred Compensation	46
Potential Payments Upon Termination or Change in Control	48
Compensation of Directors	53
Narrative Disclosure to Director Compensation Table	53
Item 2: Proposal to approve an amendment to our Code of Regulations eliminating the supermajority voting requirement for shareholders to amend specified sections of our Code of Regulations	55
Item 3: Proposal to approve an amendment to our Code of Regulations to declassify the Board of Directors and provide for the annual election of directors	56
Item 4: Proposal to approve an amendment to our Code of Regulations to fix the number of directors at 11	57
Item 5: Proposal to approve an amendment to our Code of Regulations to revise the procedures for fixing the number of director positions within the limits set forth in our Code of Regulations	58
Item 6: Proposal to approve an amendment to our Code of Regulations allowing our Board of Directors to amend the Code of Regulations as and to the extent permitted by Ohio law	60
Item 7: Proposal to approve an amendment to our Code of Regulations to provide that the Annual Meeting of Shareholders will be held at such time and on a date, no later than June 30, as may be fixed by the Board of Directors	62
Item 8: Advisory vote to approve our executive compensation program	63
Item 9: Proposal to re-approve performance criteria set forth in our 2007 Executive Bonus Plan	64

i

Item 10: Proposal to approve an amendment to our 2010 Equity Incentive Plan to add investment performance as a new performance goal under the plan	66
Item 11: Proposal to approve an amendment to our 2003 Directors Equity Incentive Plan to extend the term of the plan, to eliminate the buyout provisions relating to stock option awards, and to modify the definition of “change in control”	81
Item 12: Proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012	88
Other Independent Registered Public Accounting Firm Information	88
Approval of Audit and Non-Audit Services	88
Independent Registered Public Accounting Firm Fees	88
Shareholder Proposals	89
Householding	89
Charitable Contributions	89
Other Matters	90
Available Information	90
Exhibit A	A-1
Exhibit B	B-1
Exhibit C	C-1
Exhibit D	D-1
Exhibit E	E-1

ii

THE PROGRESSIVE CORPORATION

PROXY STATEMENT

GENERAL INFORMATION REGARDING PROXY MATERIALS AND THE ANNUAL MEETING OF SHAREHOLDERS

The Board of Directors of The Progressive Corporation (NYSE:PGR) provides this Proxy Statement to you to solicit your proxy to act upon the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, each described in more detail below.

The Annual Meeting will take place on Friday, April 20, 2012, at 10:00 a.m., local time, at 6671 Beta Drive, Mayfield Village, Ohio 44143. Your proxy also may be voted at any adjournment or postponement of the meeting.

The form of proxy (proxy card), this Proxy Statement, and Progressive’s 2011 Annual Report to Shareholders are being mailed to shareholders beginning on or about March     , 2012.

All properly executed written proxies, and all proxies that are properly completed and submitted over the Internet or by telephone, will be voted at the meeting in accordance with the directions given by the shareholder, unless the shareholder properly revokes his or her proxy before voting occurs at the meeting.

Only shareholders of record of The Progressive Corporation at the close of business on February 29, 2012, the record date, will be entitled to receive notice of and to vote at the meeting or any adjournment thereof. Each shareholder on the record date is entitled to one vote for each of our common shares, $1.00 par value, held by such shareholder. On the record date, we had                      common shares outstanding.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these materials?

You received these materials because you were a shareholder of The Progressive Corporation on the record date. We hold a meeting of our shareholders annually. This year’s meeting will be held on Friday, April 20, 2012. At the meeting, shareholders will be asked to vote on several items of business. Since it is not practical or convenient for all shareholders to attend the meeting in person, our Board of Directors is seeking your proxy to vote on these matters.

What is a proxy?

A proxy is the legal authority that you give to another person to vote the shares you own at our Annual Meeting. The person you designate to vote your shares also is referred to as your proxy. If you designate someone as your proxy in a written document, that document sometimes is referred to as a proxy or proxy card. When you submit a proxy card, the person(s) named as your proxy(ies) on the card are required to vote your shares at the Annual Meeting in the manner you have instructed. By voting via proxy, each shareholder is able to ensure that his or her vote is counted without having to attend the Annual Meeting in person.

Who is soliciting my proxy?

This solicitation of proxies is made by and on behalf of our Board of Directors. The Board has approved the matters to be acted upon at the Annual Meeting (described in more detail below), subject to approval by shareholders. The Board recommends that you vote FOR each director nominee named in this Proxy Statement and FOR each of the other proposals. However, you control your vote, and the voting instructions that you provide will be followed.

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will act upon the matters listed in the Notice of Annual Meeting of Shareholders. Also, once the business of the Annual Meeting is concluded, management will comment briefly on the company’s performance and will be available to respond to appropriate questions from shareholders.

What is a proxy statement?

This document (excluding the 2011 Annual Report to Shareholders, which is attached as an appendix) is our Proxy Statement. A proxy statement is a document that Securities and Exchange Commission (SEC) regulations require us to give shareholders when we are soliciting shareholders’ proxies to vote their shares. This Proxy Statement and the Annual Report contain important information about The Progressive Corporation and its subsidiaries, and about the matters that will be voted on at the Annual Meeting. Please read these materials carefully so that you have the information you need to make informed decisions.

Who is entitled to vote at the Annual Meeting?

Holders of our common shares at the close of business on February 29, 2012, the record date, are entitled to receive the Notice of Annual Meeting and Proxy Statement and to vote their shares at the Annual Meeting. As of the record date, there were                      shares of our common stock outstanding and entitled to vote. Each share is entitled to one vote on each matter properly brought before the meeting.

What is the difference between a “shareholder of record” and a shareholder who holds stock in “street name”?

If you hold Progressive shares directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are a “shareholder of record” (also known as a “registered shareholder”). The Notice of Annual Meeting, Proxy Statement, Annual Report to Shareholders, and proxy card have been sent directly to you by Progressive or our representative.

If you own your shares indirectly through a broker, bank, or other financial institution, your shares are said to be held in “street name.” Technically, your bank or broker is the one that votes those shares. In this case, the Notice of Annual Meeting, Proxy Statement, Annual Report to Shareholders, and a voting instruction form have been forwarded to you by your broker, bank, other financial institution, or their designated representative. Through this process, your bank or broker collects the voting instructions from all of its customers who hold Progressive shares and then submits those votes to us.

Under New York Stock Exchange (NYSE) rules, your broker will NOT be able to vote your shares with respect to the election of directors or most of the other proposals included in the Proxy Statement, UNLESS you provide voting instructions to your broker (see the question “What are broker discretionary voting and broker non-votes?” below for more information). We strongly encourage you to complete and return your voting instruction form and exercise your right to vote.

What methods can I use to vote?

By Mail.    All shareholders of record can vote using the enclosed proxy card. Please be sure to complete, sign, and date the proxy card and return it in the enclosed, prepaid envelope. If you are a street-name holder, you will receive a voting form and instructions from your bank or broker.

By Telephone or Internet.    All shareholders of record also can vote by touch-tone telephone from the U.S. and Canada, using the toll-free telephone number on the proxy card, or through the Internet using the procedures and instructions described on the proxy card. Telephone and Internet voting for street-name holders is typically made available by brokers, banks, or other financial institutions. If applicable to you, voting instructions will be included in the materials you receive from them.

If you vote by telephone or on the Internet, you do not have to return your proxy card or voting instruction form.

In Person.    All shareholders of record may vote in person at the Annual Meeting. Street-name holders may vote in person at the Annual Meeting only if they bring a legal proxy from their bank or broker. If you are a street-name holder and you plan to vote in person, you must request the legal proxy from your bank or broker well in advance of the meeting date. 401(k) plan holders are not eligible to vote in person at the Annual Meeting.

401(k) Plan Holders.    If you hold shares in our 401(k) plan, you will receive separate information on how to vote your shares. If your voting instructions are received on a timely basis, your 401(k) plan shares will be voted according to the instructions received. If you do not specify your voting instructions in the manner required, your vote will not be counted. To allow sufficient time for voting, your voting instructions must be received by 11:59 p.m. eastern time, on Tuesday, April 17, 2012.

Whether or not you plan to attend the Annual Meeting, the Board of Directors strongly encourages you to vote your shares by proxy prior to the meeting. Your vote is important. Please follow the voting instructions carefully to make sure that your shares are voted appropriately. You can save us the expense of a second mailing of the proxy materials if you vote your shares promptly.

If I submit a proxy, may I later change or revoke it?

If you are a shareholder of record, you can revoke your proxy at any time before votes are cast at the Annual Meeting by:

•	providing written notice to the Secretary of the company;

•	timely delivering a valid, later-dated, and signed proxy card or a later-dated vote by telephone or via the Internet; or

•	voting in person at the Annual Meeting.

If you are a street-name holder of shares, you may submit new voting instructions by contacting your bank, broker, or other financial institution. You may also vote in person at the Annual Meeting, if you obtain a legal proxy as described in the answer to the previous question.

If you hold shares in our 401(k) plan, you can change your vote at any time prior to the deadline set forth in the prior question; voting for 401(k) plan shares in person at the Annual Meeting is not permitted.

Only your last vote will be counted. All shares that have been properly voted and not revoked will be voted at the Annual Meeting as instructed.

Who counts the votes?

Votes will be tabulated by or under the direction of the Inspectors of Election, some of whom may be regular employees of Progressive. The Inspectors of Election will certify the results of the voting at the Annual Meeting.

What are my voting options and what vote is needed to pass the proposals included in this Proxy Statement?

You have the right to vote “FOR” or “AGAINST” each director nominee and each other proposal, or to “ABSTAIN” from voting. The following table summarizes the vote required for approval regarding the director elections and each other proposal, as well as the Board’s voting recommendation.

Item Number	Proposal	Board Recommendation	Affirmative Vote Required for Approval	Broker Discretionary Voting Allowed[1]	Effect of Abstentions and Broker Non-Votes[1]
1	Elect as directors the four nominees identified in this Proxy Statement, one to serve for a term of two years and three to serve for a term of three years	FOR each nominee	Majority of votes cast	No	See note 4
2	Approve an amendment to our Code of Regulations eliminating the supermajority voting requirement for shareholders to amend specified sections of our Code of Regulations	FOR	75% of shares outstanding	No	See note 5
3	Approve an amendment to our Code of Regulations to declassify the Board of Directors and provide for the annual election of directors	FOR	75% of shares outstanding[2]	No	See note 5
4	Approve an amendment to our Code of Regulations to fix the number of directors at 11	FOR	75% of shares outstanding[2]	No	See note 5
5	Approve an amendment to our Code of Regulations to revise the procedures for fixing the number of director positions within the limits set forth in our Code of Regulations	FOR	75% of shares outstanding[2]	No	See note 5
6	Approve an amendment to our Code of Regulations allowing our Board of Directors to amend the Code of Regulations as and to the extent permitted by Ohio law	FOR	75% of shares outstanding[2]	No	See note 5
7	Approve an amendment to our Code of Regulations to provide that the Annual Meeting of Shareholders will be held at such time and on a date, no later than June 30, as may be fixed by the Board of Directors	FOR	Majority of shares outstanding	No	See note 5
8	Cast an advisory vote to approve our executive compensation program	FOR	Majority of votes cast	No	See note 5
9	Re-approve performance criteria set forth in our 2007 Executive Bonus Plan	FOR	Majority of votes cast[3]	No	See note 6
10	Approve an amendment to our 2010 Equity Incentive Plan to add investment performance as a new performance goal under the plan	FOR	Majority of votes cast[3]	No	See note 6
11	Approve an amendment to our 2003 Directors Equity Incentive Plan to extend the term of the plan, to eliminate the buyout provisions relating to stock option awards, and to modify the definition of “change in control”	FOR	Majority of votes cast[3]	No	See note 6
12	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012	FOR	Majority of votes cast	Yes	See note 4

[1]	See the question below entitled “What are discretionary broker voting and broker non-votes?” for additional explanation.

[2]

If the proposal in Item 2 is approved by shareholders and an announcement to that effect is made at the meeting, the required vote for approval will be a majority of the shares outstanding, not 75% as indicated in the table.

[3]	The total number of votes cast must represent a majority of our outstanding common shares.

[4]	Abstentions and unvoted shares (including broker non-votes) will not be taken into account.

[5]	Abstentions and unvoted shares (including broker non-votes) will have the same effect as votes against the proposal.

[6]	Unvoted shares (including broker non-votes) will not be treated as votes cast. Abstentions will be treated as votes cast and, consequently, will have the same effect as votes against the proposal.

What are broker discretionary voting and broker non-votes?

For shares held in “street name,” when a broker or bank does not receive voting instructions from its customers, the question arises whether the broker or bank nonetheless has the discretion to vote those shares. For us, the answer to that question depends on whether the NYSE classifies the matter being voted on as “routine” or “non-routine.”

For routine matters, the NYSE gives brokers and banks the discretion to vote, even if they have not received voting instructions from their customers (sometimes referred to as the “beneficial owners”). Each bank or broker has its own policies that control whether or not it casts votes for routine matters. In this Proxy Statement, only the ratification of our independent registered public accounting firm (Item 12) is considered routine by the NYSE.

For non-routine matters, the NYSE prohibits banks and brokers from casting votes on behalf of the beneficial owners if they have not received voting instructions. When the bank or broker is unable to vote under these rules, it reports the number of unvoted shares to us as “broker non-votes.” In this Proxy Statement, the election of directors and each of the proposals other than Item 12 are considered non-routine by the NYSE. As a result, on each of those items, if you hold your shares in street name, your shares will be voted only if you give instructions to your bank or broker.

Can I access the Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-K, and the Annual Report to Shareholders on the Internet?

The Notice of Annual Meeting, Proxy Statement, and 2011 Annual Report to Shareholders are available on a dedicated website at progressiveproxy.com. Our Annual Report on Form 10-K is available at the Investor Relations section of our website at progressive.com/sec. We will also provide a copy of any of these documents to any shareholder free of charge, upon request by email to investor_relations@progressive.com, by calling (440) 395-2222, or by writing to: The Progressive Corporation, Investor Relations, 6300 Wilson Mills Road, Box W33, Mayfield Village, OH 44143.

If you hold your shares in street name, your bank or broker may also provide you copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your bank or broker regarding the availability of this service.

ITEM 1: ELECTION OF DIRECTORS

Four of our directors have been nominated for election this year. Information about the structure of our Board of Directors, the process for selecting nominees for director positions, and our individual directors follows.

Board Structure, Nominees for Director, Voting Requirements, etc.    Our Code of Regulations establishes the number of directors at no fewer than five and no more than 13. The number of directors has been fixed by shareholders at 13, and there are currently 11 directors on the Board, with two vacancies. The Code of Regulations also provides that the directors are to be divided into three classes as nearly equal in number as possible and that the classes are to be elected for staggered terms of three years each. Directors of one class are elected annually, except as provided below. At the Annual Meeting, the shares represented by the proxies obtained in response to this Proxy Statement, unless otherwise specified, will be voted for the election as directors of the four nominees named below, one to serve for a two-year term and three to serve for a three-year term, and until their respective successors are duly elected. If, by reason of death or other unexpected occurrence, any one or more of the nominees named below is not available for election, the proxies will be voted for such substitute nominee(s), if any, as the Board of Directors may propose.

Based upon a recommendation from the Board’s Nominating and Governance Committee, the Board has nominated the following persons for election to the Board:

•	Roger N. Farah, for a three-year term

•	Stephen R. Hardis, for a three-year term

•	Heidi G. Miller, Ph.D., for a two-year term, and

•	Bradley T. Sheares, Ph.D., for a three-year term

No shareholder nominations for the election of directors were received within the time period specified by Section 13 of Article II of our Code of Regulations, and no shareholder candidates were proposed pursuant to our “Shareholder-Proposed Candidate Procedures” (discussed below). Proxies cannot be voted at the Annual Meeting for a greater number of persons than the four nominees named in this Proxy Statement.

If written notice is given by any shareholder to the President, a Vice President, or the Secretary not less than 48 hours before the time fixed for holding the Annual Meeting that he or she desires that the voting for election of directors be cumulative, and if an announcement of the giving of such notice is made at the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder will have the right to cumulate his or her voting power in the election of directors. Under cumulative voting, each shareholder may give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares he or she holds, or distribute such number of votes among the four nominees, as the shareholder sees fit. If the enclosed proxy is executed and returned, or you submit your proxy by telephone or over the Internet, and voting for the election of directors is cumulative, the persons named in the enclosed proxy will have the authority to cumulate votes and to vote the shares represented by such proxy, and by other proxies held by them, so as to elect as many of the four nominees named below as possible.

A nominee for director in an uncontested election will be elected as a director only if he or she receives a majority of the votes cast, which is sometimes referred to as a “majority voting standard.” If the election for directors is contested (that is, there are more nominees than the number of director positions up for election), the majority voting standard does not apply, and the nominees receiving the highest number of votes will be elected (a “plurality voting standard”). The election of directors at this year’s Annual Meeting is an uncontested election, so each nominee must receive a majority of the votes cast to be elected.

Each of the four nominees for director is currently a director of the company. If an incumbent director is not elected by a majority of the votes cast in an uncontested election, the director is not automatically removed from the Board, but he or she is expected by the Board of Directors to tender a resignation from the Board within 10 days after the certification of the shareholder vote. If that resignation is not made contingent on the Board’s determination to accept or reject such resignation, the resignation will be effective immediately. If the resignation is contingent on Board action, the Board will review the resignation under procedures approved by the Board and announce its determination whether to accept or reject the resignation within 120 days from the certification of the shareholder vote. If a director is not elected by a majority of the votes cast, but fails to tender his or her resignation during the 10-day period after certification, his or her term of office will expire automatically upon the expiration of the 10 days.

Currently the Board has two vacancies. An additional vacancy will be created after the Annual Meeting due to the retirement of Norman S. Matthews under the Board’s retirement policy. Under our Code of Regulations, the Board has the right to elect a new director to fill any such vacancy, but the new director so elected would serve for a term that expires on the date of the next shareholder meeting at which directors are to be elected, whether or not his or her class is then up for election. No decision has been made to fill any of the vacancies at this time.

Proposed Amendments to our Code of Regulations.    Shareholders should note that the preceding discussion concerning the structure of our Board of Directors and related matters reflects our Code of Regulations as currently in effect. Two of the proposals set forth in this Proxy Statement, however, seek to amend the Code of Regulations in ways that would potentially change this discussion on a prospective basis, as follows:

•

Item 3, to declassify our Board and provide for the annual election of directors – if approved by shareholders, beginning in 2013, we would elect directors for one-year terms, and as the multi-year terms for our current directors expire (see the information presented below concerning when each of our directors’ terms will expire), we would transition to a Board with a single class of directors over a period of three years; and

•	Item 4, to fix the number of directors at 11 – if approved by shareholders, after the Annual Meeting we would only have one vacancy on the Board.

Selection of Nominees for Director.    The Nominating and Governance Committee evaluates each director candidate individually when considering whether he or she should be nominated to serve on the Board. The Committee looks for candidates who have demonstrated the ability to satisfy the fundamental criteria set forth in the Committee’s charter – integrity, judgment, commitment, preparation, participation, and contribution – and who possess the general qualities required to serve successfully as a director, including intelligence, thoughtfulness, and diligence. The Committee reviews the extent of the candidate’s demonstrated excellence and success in his or her chosen career and the specific skills the candidate would be expected to add to the Board.

The Committee also considers the Board’s needs, the qualifications of other candidates, and how the addition of the candidate to the Board would enhance the Board’s overall diversity. The Board seeks to include individuals with a wide variety of talents, skills, experiences, and perspectives, in addition to considering demographic criteria such as gender, race, and age. It is the Board’s policy to include among its members individuals of both genders, and from different racial and ethnic groups, whenever possible. The directors believe that such diversity provides the Board with broader perspectives, a wide array of thoughts and ideas, and insight into the views and priorities of our diverse customer, agent, and employee bases. To evaluate the impact of the addition of a candidate on the diversity of the Board, the Committee considers how distinct the candidate’s background, experience, skills, and personal characteristics are from those of the incumbent directors and whether the candidate would bring a unique perspective to the Board. The Committee assesses the effectiveness of its practices for consideration of diversity in nominating director candidates by periodically analyzing the diversity of the Board as a whole and, based on that analysis, determining whether it may be desirable to add to the Board a director with a certain type of background, talent, experience, personal characteristics, skills, or a combination thereof. Currently, Progressive’s Board includes a mixture of long-tenured and newer directors with strong operating experience in a wide variety of industries, such as finance, healthcare, communications, and manufacturing, and with substantial experience working in a variety of functions, including consumer marketing, technology, investments, capital management, finance, accounting and control, and risk analysis. Our directors also have a wealth of experience serving on an array of public, private, and non-profit boards.

Director Information.    The following information is provided for each person nominated for election as a director, and for those directors whose terms will continue after the Annual Meeting, and includes descriptions of each director’s specific experience, qualifications, attributes, and skills that led the Nominating and Governance Committee and the Board to conclude that he or she should serve on the Board of Directors. Unless otherwise indicated, each such nominee or director has held the principal occupation indicated for more than the last five years.

Nominees for Election at the Annual Meeting

Name (Age)	Principal Occupation, Last Five Years Business Experience, and Qualifications	Last Five Years Other Directorships
Roger N. Farah (59) Director since: 2008 Term expires: 2012 (2015 if re-elected)

President, Chief Operating Officer, and Director, Ralph Lauren Corporation, New York, New York (lifestyle products)

Mr. Farah was chosen to serve as a director principally due to his experience serving as President, Chief Operating Officer, and director at Ralph Lauren Corporation. The executive management and operational experience Mr. Farah has attained enables him to add significant value to the Board, particularly in the area of brand development and management. He brings a unique retail perspective to the Board as a result of his experience working in an executive management role in a consumer-focused industry that is quite different than the property and casualty insurance industry.

Current: Aetna, Inc. and Ralph Lauren Corporation Former: None
Stephen R. Hardis (76) Director since: 1988 Term expires: 2012 (2015 if re-elected)

Retired Chairman and Chief Executive Officer, Eaton Corporation, Cleveland, Ohio (manufacturing); Non-Executive Chairman of the Board, Marsh & McLennan Companies, Inc., New York, New York (financial services) prior to May 2011

Mr. Hardis was chosen to serve as a director of the company primarily because of his leadership experience at Eaton Corporation, where he served as both Chief Executive Officer and Chief Financial Officer, and because of his extensive experience managing, or serving as a director for, various other large companies in a variety of industries. These experiences allowed him to develop the skills and insights necessary to add significant value to the Board. Mr. Hardis has also served as a director of the company since 1988, which makes him an especially valuable resource to the Board.

Current: Axcelis Technologies, Inc. and Lexmark International, Inc. Former: American Greetings Corporation, Marsh & McLennan Companies, Inc., Nordson Corporation, and STERIS Corporation
Heidi G. Miller, Ph.D. (58) Director since: 2011 Term expires: 2012 (2014 if re-elected)

Retired President of International, JPMorgan Chase & Co., New York, New York (financial services) since January 2012; President of International, JPMorgan Chase & Co. from June 2010 through January 2012; Chief Executive Officer of J.P. Morgan Treasury & Securities Services, New York, New York (financial services) prior to June 2010

Dr. Miller was elected to the Board in June 2011 as a result of her deep financial, executive management, and international business experience acquired during her career in the financial services and other industries. Most recently, as JPMorgan’s President of International, she led the firm’s global expansion efforts and spearheaded the development of its international business strategy. She also jointly led J.P. Morgan Global Corporate Bank. She has been appointed as a member of our Audit Committee and has been named by the Board as an Audit Committee Financial Expert.

Current: General Mills, Inc. Former: None

Name (Age)	Principal Occupation, Last Five Years Business Experience, and Qualifications	Last Five Years Other Directorships
Bradley T. Sheares, Ph.D. (55) Director since: 2003 Term expires: 2012 (2015 if re-elected)

Corporate Director; Former Chief Executive Officer, Reliant Pharmaceuticals, Inc., Liberty Corner, New Jersey (pharmaceutical products) during 2007

Dr. Sheares has substantial executive management experience he attained in his tenure as President of the U.S. Human Health Division of Merck & Co., Inc. and as Chief Executive Officer of Reliant Pharmaceuticals, Inc. These roles enabled Dr. Sheares to gain valuable sales, marketing, advertising, brand management, healthcare, mergers and acquisitions, research and development, and risk management experience. The Board also benefits from the technical perspective Dr. Sheares brings, due in part to his having earned a Ph.D. in biochemistry and his background in the sciences. In addition, the Board values the significant experience Dr. Sheares has gained through his service on the boards of a diverse set of public companies.

Current: Covance Inc., Henry Schein, Inc., and Honeywell International, Inc. Former: IMS Health Incorporated

The Board of Directors recommends that shareholders vote FOR the election of each nominee.

Directors Whose Terms will Continue after the Annual Meeting

Name (Age)	Principal Occupation, Last Five Years Business Experience, and Qualifications	Last Five Years Other Directorships
Lawton W. Fitt (58) Director since: 2009 Term expires: 2013

Corporate Director

Ms. Fitt was chosen to serve on the Board because she has substantial experience in the areas of investment banking and risk analysis, including insight into the operation of capital markets, as a result of her work as a partner at Goldman Sachs Group. In addition, she attained executive management experience through her work as the Secretary of the Royal Academy of Arts in London. Ms. Fitt’s service as a director at various other for-profit and non-profit organizations also factored into the decision to select her to serve on the Board of Directors.

Current: Ciena Corporation and Thomson Reuters Corporation Former: Frontier Communications Corporation and Overture Acquisition Corporation
Peter B. Lewis (78) Director since: 1965 Term expires: 2013

Non-Executive Chairman of the Board, The Progressive Corporation, Mayfield Village, Ohio (auto insurance)

A founder of The Progressive Corporation, Chief Executive Officer of the company from 1965 to 2000, and a large shareholder, Mr. Lewis effectively leads the Board. His commitment to the company’s values, knowledge of its history, and understanding of auto insurance are exceedingly valuable to the Board.

Current: None Former: None

Name (Age)	Principal Occupation, Last Five Years Business Experience, and Qualifications	Last Five Years Other Directorships
Patrick H. Nettles, Ph.D. (68) Director since: 2004 Term expires: 2013

Executive Chairman of the Board, Ciena Corporation, Linthicum, Maryland (telecommunications)

Dr. Nettles’s extensive technical experience, including his experience working as an engineer and serving as a director of Ciena Corporation, are chief among the reasons he was selected to serve on the Board of Directors. His experience and education, which includes a Ph.D. in physics, give him a unique perspective that, along with his significant operational experience as the Chief Executive Officer of Ciena, enable him to make significant contributions to the Board. In addition, his experience working in roles with financial responsibility enables him to add great value to the Audit Committee as the Committee Chairman and an Audit Committee Financial Expert. Dr. Nettles’s service as a director at other large companies also factored into the decision to select him to serve on our Board of Directors.

Current: Axcelis Technologies, Inc. and Ciena Corporation Former: None
Glenn M. Renwick (56) Director since: 1999 Term expires: 2013

President and Chief Executive Officer, The Progressive Corporation, Mayfield Village, Ohio (auto insurance); officer and director of various other subsidiaries and an affiliate of Progressive

Mr. Renwick has over 25 years of experience working in significant management positions at Progressive. He has served as the Chief Executive Officer of the company since 2001, and he continues to do so today. Mr. Renwick has served in a variety of operating roles, including as a product manager, the head of the company’s marketing organization, and as business technology leader, during his tenure at Progressive. This experience enables him to provide unparalleled insight on the company’s operations and the property and casualty insurance industry. Mr. Renwick also has gained significant experience working in an oversight role through his service as a director of other corporate boards.

Current: Fiserv, Inc. and UnitedHealth Group Incorporated Former: None
Stuart B. Burgdoerfer (48) Director since: 2009 Term expires: 2014

Executive Vice President and Chief Financial Officer, Limited Brands, Inc., Columbus, Ohio (retail) since April 2007

Mr. Burgdoerfer has been selected to serve as a director of the company because he has substantial experience working in leadership roles as a financial professional, including his current role as the Chief Financial Officer of the Limited Brands, Inc. and, before that, as Senior Vice President of Finance of The Home Depot, Inc. Mr. Burgdoerfer enhances the Board’s financial expertise and is a valuable member of the Audit Committee as an Audit Committee Financial Expert.

Current: None Former: None

Name (Age)	Principal Occupation, Last Five Years Business Experience, and Qualifications	Last Five Years Other Directorships
Charles A. Davis (63) Director since: 1996 Term expires: 2014

Chief Executive Officer, Stone Point Capital LLC, Greenwich, Connecticut (global private equity firm)

Mr. Davis has broad financial, investment, and capital management expertise, developed through his work at Goldman Sachs Group, investment management experience at MMC Capital, Inc., and service as Chief Executive Officer of Stone Point Capital LLC. The Board values Mr. Davis’s extensive knowledge of Progressive’s business and history, which he has gained through his service as a director of the company since 1996. He also has substantial experience serving on the boards of other public and private companies.

Current: AXIS Capital Holdings Limited and The Hershey Company Former: Media General, Inc. and Merchants Bancshares Inc.

Director Whose Term will not Continue after the Annual Meeting

In April 2012, Norman S. Matthews, age 79, will retire after 31 years of service on our Board in accordance with the Board’s retirement policy. He had been selected to serve on the Board primarily due to his experience as President and Chief Executive Officer of Federated Department Stores and service as a director of numerous public and private companies. Progressive would like to thank Mr. Matthews for his dedicated service and the many contributions he made during his tenure on the Board.

OTHER BOARD OF DIRECTORS INFORMATION

Board of Directors Independence Determinations

We are required to have a majority of independent directors under the New York Stock Exchange (NYSE) Listing Standards. The NYSE’s standards prescribe specific independence tests and require the Board to make affirmative independence determinations regarding our directors. At its meeting in January 2012, the Board considered the independence of each of the Board members, taking into account the relevant facts and circumstances of each director’s known relationships (if any) with the company and its subsidiaries, as described below under “Certain Relationships and Related Transactions.” Based on this review, the Board determined that each of our current directors is independent under the NYSE Listing Standards, with the exception of Glenn M. Renwick. Mr. Renwick is not independent due to his current position as Progressive’s President and Chief Executive Officer.

Board Structure and Risk Oversight

The Chairman of the Board of Directors position is held by Peter B. Lewis, and the Chief Executive Officer position is held by Mr. Renwick, who also serves as a director of the company. The Board has determined that Mr. Lewis should lead the Board of Directors as Chairman because he served as the Chief Executive Officer of the company for 36 years, has served on the Board of Directors for 47 years, and is one of our largest shareholders. Given his wealth of insurance industry and executive management experience, his extensive knowledge of the history and operations of the company, and his own history of innovation and independent thinking, Mr. Lewis is the logical choice to lead the Board. Mr. Renwick has been our CEO since 2001, when Mr. Lewis retired from that role. In the Board’s view, the division of responsibility between Mr. Lewis, as Chairman, and Mr. Renwick, as CEO, has worked well for Progressive and its shareholders for over 10 years because of their extensive auto insurance operating experiences and their effective working relationship.

The Board assigns the bulk of its risk oversight responsibilities to the Audit Committee, which oversees our Enterprise Risk Management (ERM) program. The Audit Committee’s responsibilities with respect to risk oversight include the review of the guidelines, policies, and procedures that govern how we assess and manage our exposure to risk, and meeting periodically with management – including representatives of the Risk Management Department, Compliance & Ethics Group, Law Department, Control & Analysis (internal audit), external auditors, and other business units as necessary – to review our major operational, financial, reputational, and other risk exposures, as well as the steps management has taken to identify, monitor, assess, and manage or avoid such exposures. Our Management Risk Committee (MRC), which is comprised of members of management representing a cross-section of business units and functions, regularly performs an enterprise risk assessment and, with input from executive management, identifies the most critical risks facing the company. The MRC then formulates recommendations for managing those risks, which it presents to the Audit Committee for review. The Audit Committee reports on our ERM program and MRC risk assessment as necessary to the full Board of Directors.

The Board also assigns some risk oversight responsibilities to the Investment and Capital and Compensation Committees. The Investment and Capital Committee oversees our investment policy, which is designed to enable us to meet our business and financial objectives with a reasonable balance among risk, return, and cost. The Investment and Capital Committee also is responsible for ensuring that we have a capital plan that takes risk factors into consideration. The Compensation Committee regularly reviews the risks of our compensation plans and programs. These committees also regularly report to the full Board.

The assignment of the Board’s risk oversight function as described above enables the Board to function more effectively since, as a result, the full Board is required to focus only on those risk issues deemed most critical by the Audit Committee or the other Committees, while the Committees provide a more in depth focus on overseeing management of the full range of risks confronting the company. The Board’s administration of its risk oversight function has not affected the Board’s leadership structure.

Meetings of the Board of Directors and Attendance

The Board of Directors held nine meetings during 2011, two of which were held by conference call.

Ten of the current directors were on the Board throughout 2011. A new director, Heidi G. Miller, Ph.D., was appointed on June 16, 2011. All current directors attended at least 75% of their scheduled Board and Committee meetings.

Pursuant to our Corporate Governance Guidelines, directors are expected to attend our Annual Meeting of Shareholders. Normally, a meeting of the Board is scheduled on the date of the Annual Meeting. Progressive’s 2011 Annual Meeting was attended by all of the directors who stood for re-election or whose terms extended past the Annual Meeting. A full copy of our Corporate Governance Guidelines can be found on our website at progressive.com/governance, or may be requested in print by writing to: The Progressive Corporation, Investor Relations, 6300 Wilson Mills Road, Box W33, Mayfield Village, OH 44143.

Meetings of the Non-Management and Independent Directors

Our non-management directors meet in executive session periodically throughout the year, typically at the conclusion of regularly scheduled Board meetings. Each such meeting also constitutes a meeting of our independent directors. The Chairman of the Board, provided that he or she is not an executive officer of Progressive, presides at these meetings. In the event that a non-executive Chairman is not available to lead these meetings, the presiding director would be chosen by the non-management directors in attendance. In 2011, the non-management directors met in executive session six times.

Board Committees

The Board has named an Executive Committee, an Audit Committee, a Compensation Committee, an Investment and Capital Committee, and a Nominating and Governance Committee, as described below. The complete written charters for each of the Committees (other than the Executive Committee, which does not have a charter) can be found on our website at progressive.com/governance, or may be requested in print by writing to: The Progressive Corporation, Investor Relations, 6300 Wilson Mills Road, Box W33, Mayfield Village, OH 44143.

The following table summarizes the Board’s current Committee assignments:

Name	Executive	Audit	Compensation	Investment and Capital	Nominating and Governance
Stuart B. Burgdoerfer		✓*
Charles A. Davis				✓	✓
Roger N. Farah			✓
Lawton W. Fitt				✓
Stephen R. Hardis	✓			C	✓
Peter B. Lewis	C			✓
Norman S. Matthews			✓		C
Heidi G. Miller, Ph.D.		✓*
Patrick H. Nettles, Ph.D.		C*
Glenn M. Renwick	✓
Bradley T. Sheares, Ph.D.			C

✓ Member of the Committee

C Chairman of the Committee

* Audit Committee Financial Expert

Executive Committee

The Executive Committee exercises all powers of the Board between Board meetings, except the power to fill vacancies on the Board or its Committees. During 2011, the Executive Committee adopted resolutions by written action pursuant to Ohio corporation law on six occasions.

Audit Committee

The Audit Committee is responsible for ensuring that the organizational structure, policies, controls, and systems are in place to monitor and accurately report performance. The Audit Committee monitors the integrity of Progressive’s financial statements, our financial reporting processes, internal control over financial reporting, and the public release of financial information, and oversees our compliance and ethics and risk management programs. The Committee also is responsible for confirming the independence of, and the selection, appointment, compensation, retention, and oversight of the work of, our independent registered public accounting firm. The Committee provides an independent channel to receive appropriate communications from employees, shareholders, auditors, legal counsel, bankers, consultants, and other interested parties. The Board of Directors has determined that each of the members of the Audit Committee has no relationship to Progressive that may interfere with the exercise of his or her independence from management and Progressive, and is independent as defined in the applicable SEC rules and NYSE Listing Standards. During 2011, the Audit Committee met in person five times and participated in seven conference calls to review our financial and operating results.

Audit Committee Financial Experts The Board of Directors has determined that each of Patrick H. Nettles, Ph.D., Stuart B. Burgdoerfer, and Heidi G. Miller, Ph.D., is an audit committee financial expert, as that term is defined in the applicable SEC regulations, and that each has accounting or related financial management expertise, as required by the NYSE Listing Standards. Dr. Nettles is the former Chief Executive Officer of Ciena Corporation and the current Executive Chairman of its Board, and has been a member of our Audit Committee since April 2005. Dr. Miller was President of International at JPMorgan through January 2012 and was formerly the CEO of J.P. Morgan Treasury & Securities Services. Mr. Burgdoerfer is the Chief Financial Officer of Limited Brands, Inc. and was formerly the Senior Vice President of Finance of The Home Depot, Inc. The Board has determined that through appropriate education and experience, Drs. Nettles and Miller and Mr. Burgdoerfer each has demonstrated that they possess the following attributes:

•	An understanding of accounting principles generally accepted in the United States of America and financial statements;

•	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

•

Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and level of complexity that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities;

•	An understanding of internal control over financial reporting; and

•	An understanding of audit committee functions.

Compensation Committee

The Compensation Committee, which is composed entirely of independent directors, makes all final determinations regarding executive compensation, including salary, equity-based awards, and non-equity incentive compensation (cash incentive) targets, and related performance goals, formulae, and procedures. The Committee (or in certain circumstances, the full Board of Directors, based on the Committee’s recommendation) also approves the terms of the various compensation and benefit plans in which executive officers and other employees may participate. Committee decisions are made after considering third-party compensation data for comparable companies, internal analyses and/or recommendations presented by management. The executive compensation decisions represent the culmination of extensive analysis and discussion, which typically take place over the course of multiple Committee meetings and in meetings between the Committee and management, including our Chief Executive Officer, our Chief Human Resource Officer, members of the Compensation and Law Departments, and other Progressive personnel. In addition, the Committee frequently reports to the full Board of Directors on executive compensation matters.

The Committee’s determinations regarding incentive compensation for executive level employees (for example, performance criteria and standards relating to “Gainsharing,” our annual cash bonus program) also apply to incentive plans covering non-executive employees. Under this arrangement, executives and non-executives alike are motivated to achieve the same performance objectives. The Committee has delegated to management the authority to implement such plans, and make other compensation-related decisions (such as salary and equity-based awards), for non-executive level employees. During 2011, the Compensation Committee met five times in person and adopted resolutions by written action pursuant to Ohio corporation law on three occasions.

2011 “Say on Pay” Vote At our 2011 Annual Meeting of Shareholders, we held our first shareholder advisory vote on our executive compensation program, sometimes referred to as “say on pay.” In that vote, shareholders approved our executive compensation program, with over 97% of the shares voting on this matter casting votes in favor of our program. The Compensation Committee reviewed these results with management and with the full Board of Directors. Due to the strong level of shareholder support and the absence of specific shareholder concerns, the Committee determined that no specific actions were warranted as a result of the say-on-pay vote.

Compensation Consultants The Committee has the authority under its charter to hire its own compensation consultants, at Progressive’s expense. During 2011, the Committee directly retained Semler Brossy Consulting Group, LLC, on a number of matters, including the development of a revised annual bonus program for our investment professionals and a review of certain features of our current equity and severance plans. During the prior three-year period, Semler Brossy has not provided any services to the company other than consulting services to the Committee. In addition, during 2011, management retained the services of Pearl Meyer & Partners, which provided comparative compensation information for our executive officers, and consulted on the design of our cash bonus program for investment professionals, among other assignments.

Investment and Capital Committee

The Investment and Capital Committee’s responsibilities include monitoring: whether the company has adopted and adheres to a rational and prudent investment and capital management policy; whether management’s investment and capital management actions are consistent with our investment policy, financial objectives, and business goals; our compliance with legal and regulatory requirements, as well as internal guidelines, pertaining to investment and capital management; the competence, performance, and compensation of the company’s internal and external money managers; and such other matters as the Board or the Committee deems appropriate. The Committee, which is composed entirely of independent directors, does not make operating decisions about money manager selection or compensation, asset allocation, market timing, sector rotation, or security selection, which are the responsibilities of management. The full Board of Directors must approve significant changes to the company’s capital structure, dividend policy, or portfolio asset allocation. During 2011, the Investment and Capital Committee met six times in person.

Nominating and Governance Committee

The Nominating and Governance Committee, which is composed entirely of independent directors, considers the qualifications of individuals who are proposed as possible nominees for election to the Board and makes recommendations to the Board with respect to such potential candidates. The Committee regularly reviews the qualifications of potential candidates for the Board.

The Committee also is responsible for monitoring corporate governance matters as they affect the Board and the company. The Committee regularly reviews Progressive’s Corporate Governance Guidelines and related matters to ensure that they continue to correspond to and support the Board’s governance philosophy. The Committee considers and, where appropriate, recommends to the Board for approval, changes to the Corporate Governance Guidelines based on suggestions from Board members or management. During 2011, the Nominating and Governance Committee met five times and adopted resolutions by written action pursuant to Ohio corporation law on one occasion.

Shareholder-Proposed Candidate Procedures Pursuant to the Nominating and Governance Committee’s charter, the Board has adopted a policy of considering director candidates who are recommended by Progressive’s shareholders. In addition, the Committee has adopted procedures for shareholders to propose candidates for positions on our Board.

Any shareholder desiring to propose a candidate for election to the Board under these procedures may do so by mailing to Progressive’s Secretary a written notice identifying the candidate. The written notice must also include the supporting information required by the shareholder-proposed candidate procedures, the complete text of which can be found on our website at progressive.com/governance. The notice and supporting information should be sent to the Secretary at the following address: Charles E. Jarrett, Secretary, The Progressive Corporation, 6300 Wilson Mills Road, Mayfield Village, OH 44143. Upon receipt, the Secretary will forward the notice, and the other information provided, to the Committee.

If a shareholder proposes a candidate without submitting all of the foregoing items, the Committee, in its discretion, may reject the proposed candidate, request more information from the nominating shareholder, or consider the proposed candidate while reserving the right to request more information. In addition, the Committee may further limit each shareholder to one proposed candidate in any calendar year and may refuse to consider any additional candidate(s) proposed by such shareholder or its affiliates during the calendar year.

Shareholders may propose candidates to the Committee pursuant to the shareholder-proposed candidate procedures at any time. However, to be considered by the Committee in connection with Progressive’s next Annual Meeting of Shareholders, the Secretary must receive the shareholder’s proposal and the information required above on or before November 30th of the year immediately preceding such Annual Meeting.

It is the Committee’s policy to review and evaluate each candidate for nomination submitted by shareholders in accordance with the shareholder-proposed candidate procedures on the same basis as all other candidates, as previously discussed on page 7. Other candidates may be suggested by our Board members, executive officers, or other sources, which may include professional search firms retained by the Committee. The Committee will give strong preference to candidates who are likely to be deemed independent from Progressive under SEC and NYSE rules. As to shareholder-proposed candidates, the Committee may give more weight to candidates who are unaffiliated with the shareholder proposing their nomination and to candidates who are proposed by long-standing shareholders with significant share ownership (i.e., greater than 1% of Progressive’s common shares that have been owned for more than two years). Upon the expiration of a director’s term on the Board, that director will be given preference for nomination when the director indicates his or her willingness to continue serving and, in the Committee’s judgment, the director has made, and is likely to continue to make, significant contributions to the Board and Progressive.

The Committee may choose, in individual cases, to conduct interviews with the candidate and/or contact references, business associates, other members of boards on which the candidate serves, or other appropriate persons to obtain additional information. Such background inquiries may also be conducted, in whole or in part, on the Committee’s behalf by third parties, such as professional search firms. The Committee will make its determinations on whether to nominate an individual candidate based on the Board’s then-current needs, the merits of that candidate, and the qualifications of other available candidates. If a candidate is not nominated, the Committee will have the discretion to reconsider his or her candidacy in connection with future vacancies on the Board.

The Committee’s decision not to nominate a particular individual for election to the Board will not be publicized by Progressive, unless required by applicable laws or NYSE rules. The Committee will have no obligation to respond to shareholders who propose candidates that the Committee has determined not to nominate for election to the Board, but the Committee may choose to do so in its sole discretion.

Our shareholder-proposed candidate procedures are in addition to any rights that a shareholder may have under our Code of Regulations or under any applicable laws or regulations in connection with the nomination of directors for our Board.

Communications with the Board of Directors

The Board of Directors has adopted procedures for shareholders or other interested parties to send written communications to the entire Board or to the non-management directors. Such communications must be clearly addressed to the Board or the non-management directors, as appropriate, and sent to either of the following:

•	Peter B. Lewis, Chairman of the Board, The Progressive Corporation, 6300 Wilson Mills Road, Mayfield Village, OH 44143 or email: peter_lewis@progressive.com.

•	Charles E. Jarrett, Secretary, The Progressive Corporation, 6300 Wilson Mills Road, Mayfield Village, OH 44143 or email: chuck_jarrett@progressive.com.

The recipient will promptly forward communications so received to the full Board of Directors or to the non-management directors, as specified by the sending party.

Certain Relationships and Related Transactions

Transactions between The Progressive Corporation or its subsidiaries and any director or executive officer, certain of his or her relatives, or any entity in which one or more of our directors or executive officers is a substantial owner, director, or executive officer, must be disclosed to and, if appropriate, approved by our Board of Directors. Our Code of Business Conduct and Ethics prohibits directors and executive officers from having a direct or indirect financial interest in any transaction involving Progressive, unless either: (i) the transaction is disclosed to and approved by a disinterested majority of the Board; or (ii) with respect to a transaction with another publicly held company, the transaction and the Progressive person’s status as a director or officer of, or consultant or advisor to, such other company are known to the Board, a disinterested majority of the Board does not object to the person’s continued service to such other public company, and the annual payments to or from Progressive under the transaction do not exceed the lesser of 1% of Progressive’s or such other company’s consolidated annual revenues.

This policy is carried out by the Secretary of the company as transactions with such persons or entities, or proposals for such transactions, are identified by management or disclosed by members of the Board. If a transaction with any such person or entity is proposed or entered into during the course of the year, the transaction is presented to the Board for consideration, typically at its next meeting. In addition, all previously approved transactions that are expected to continue into a new year are presented to the Board for review on an annual basis at the Board’s first meeting of the year. This procedure further allows the Board to consider these relationships at the same time that it is considering whether directors are independent under applicable rules and regulations.

The following discussion sets forth the relationships and transactions known by management at this time to involve Progressive or its subsidiaries and such persons or entities. In each case, pursuant to the policies described above, these transactions have been disclosed to the Board of Directors and a disinterested majority of the Board approved the transaction or, in the case of ongoing relationships that were presented to the Board, permitted the continuation or renewal of the relationship.

•

Lawton W. Fitt, a director of Progressive, is also a director of Thomson Reuters Corporation (“Thomson”). Progressive purchases tax compliance and other software products, property tax services, periodicals, and research products from subsidiaries of Thomson. In 2011, we paid $883,844 for such products and services at customary rates for the products purchased or services rendered.

•

A company owned by Peter B. Lewis, Chairman of the Board, subleases space at an airplane hangar leased by one of our subsidiaries, to house the airplane owned by Mr. Lewis’s company and related personnel and equipment. The sublease has an expiration date of September 30, 2016, although Mr. Lewis’s company has the right to terminate the sublease on September 30th of each year by providing the appropriate written notice and paying a required termination fee. If the sublease has not been terminated, Mr. Lewis’s company has options to extend the sublease for two additional 5-year terms. Under the sublease, Mr. Lewis’s company rents approximately two-thirds of the hangar space and one-half of the office space at the facility, and it further reimburses one-half of other occupancy costs (such as common area maintenance, insurance, taxes, etc.) and one-half of certain construction and capital expenses. In addition, Mr. Lewis’s company reimburses Progressive for fuel for its aircraft, based on actual fuel used, plus one-half of the fuel flow fee incurred by us under our lease for the hangar. During 2011, Mr. Lewis’s company paid our subsidiary a total of $315,118 for fuel and $92,925 for rent and other occupancy expenses in accordance with the terms of the sublease.

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Glenn M. Renwick, President, Chief Executive Officer, and a director of Progressive, is also a director of Fiserv, Inc. (“Fiserv”). We paid $220,174 to Fiserv, or its subsidiaries, for comparative rating software and check-clearing services during 2011. These charges represent the customary rates for the products purchased. An investment fund managed by Stone Point Capital LLC owned a 51% interest in the Fiserv business from which we license the comparative rating software. Charles A. Davis, a director of Progressive, is the Chief Executive Officer of Stone Point Capital LLC. During 2011, the comparative rating software company was sold to a third party.

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Mr. Davis also serves as a director of AXIS Capital Holdings Limited (“AXIS”). Prior to July 31, 2009, AXIS reinsured part of our directors’ and officers’ liability insurance, trust errors and omissions insurance, and bond products. This business is currently in run off and no new policies are being reinsured under the arrangement. During 2011, we ceded $20,343 in premiums to AXIS and collected $2,617,678 on paid losses related to this coverage. At December 31, 2011, we had $4,780,329 of reinsurance recoverables under this program.

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Roger N. Farah, our director, is also a director of Aetna, Inc. (“Aetna”). Aetna is the principal administrator of the health and welfare plans that we provide to our employees. In 2011, we paid $12,787,352 to Aetna for its plan administration services, and for related products and services, in each case at rates that are customary.

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Heidi G. Miller, Ph.D., who was elected to our Board in June 2011, was an executive officer of JPMorgan Chase (“JPM”). In 2011, we paid subsidiaries of JPM $557,734 for commercial banking services at customary rates. In addition, our investment group engaged in securities transactions (typically, purchases and sales of fixed-income securities) with JPM subsidiaries in 2011 in the aggregate amount of $659 million. Dr. Miller retired from JPM in February 2012.

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Stephen R. Hardis, a director of Progressive, was also a director and Non-Executive Chairman of Marsh & McLennan Companies, Inc. (“Marsh”) until May 2011. Progressive’s subsidiaries pay commissions to various subsidiaries of Marsh for brokerage services in the ordinary course of business. During 2011, we paid $993,395 for these services. The fees paid were at customary rates for services rendered.

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John W. Domeck, the brother of Brian C. Domeck, our CFO, works as an attorney in our Law Department. In determining the dollar value of this relationship for 2011, we used the same methodology that is used to determine compensation for named executive officers in the Summary Compensation Table below, under which total compensation includes, to the extent applicable, salary paid in 2011, Gainsharing and other cash bonuses earned in 2011, grant date fair value of restricted stock unit awards, company-matching contributions to our 401(k) plan, and other compensation, but excludes health and welfare benefits that are available generally to all salaried employees, as contemplated by the applicable regulations. The dollar value of the employment relationship for 2011 was less than $180,000. We believe that this level of compensation is appropriate in view of the individual’s position, responsibilities, and experience and is consistent with our companywide compensation structure.

Compensation Committee Interlocks and Insider Participation

Bradley T. Sheares, Ph.D., Roger N. Farah, and Norman S. Matthews served as members of Progressive’s Compensation Committee during 2011. There are no Compensation Committee interlocks.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Progressive filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Progressive specifically incorporates this Report by reference therein.

The Audit Committee of the Board of Directors (the “Committee”) oversees Progressive’s financial reporting process on behalf of the Board. Progressive’s management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management Progressive’s audited financial statements for the year ended December 31, 2011, including a discussion of the quality, not just the acceptability, of the accounting principles, reasonableness of significant judgments and clarity of disclosures in the financial statements.

PricewaterhouseCoopers LLP (“PwC”), Progressive’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America. The Committee has discussed with PwC their judgment as to the quality, not just the acceptability, of Progressive’s accounting principles and such other matters as are required to be discussed with the Committee under Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. In addition, the Committee has received the written disclosures and letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Committee concerning independence, and has discussed with PwC their independence.

The Committee discussed with Progressive’s internal auditors and PwC the overall scope and plans for their respective audits. The Committee meets with the internal auditors and PwC, with and without management present, to discuss the results of their examinations, evaluations of Progressive’s internal controls and the overall quality of Progressive’s financial reporting. During 2011, the Committee held five meetings and participated in seven conference calls to review Progressive’s financial and operating results and conduct other business. Also, during 2011, the Committee reassessed the adequacy of the Audit Committee Charter, recommended certain minor modifications to the Charter and approved the Charter, as so modified, and recommended that the Charter be submitted for approval to the full Board of Directors. The Board approved the Charter, as so modified, on December 9, 2011, and it became effective as of January 1, 2012. A copy of the Charter, as so approved, is available on our website at progressive.com/governance.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in The Progressive Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission.

The Committee has selected and retained PwC to serve as the independent registered public accounting firm for Progressive and its subsidiaries for 2012. Shareholders will be given the opportunity to express their opinion on ratification of this selection at the 2012 Annual Meeting of Shareholders.

AUDIT COMMITTEE

Patrick H. Nettles, Ph.D., Chairman

Stuart B. Burgdoerfer

Heidi G. Miller, Ph.D.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following information is set forth with respect to persons known to management to be the beneficial owners of more than 5% of Progressive’s common shares, $1.00 par value, as of December 31, 2011:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]		Percent of Class
Davis Selected Advisers, L.P. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756	65,293,767	[2]	10.7%

Peter B. Lewis 6300 Wilson Mills Road Mayfield Village, Ohio 44143	47,226,667	[3]	7.7%

BlackRock, Inc. 40 East 52nd Street New York, New York 10022	31,148,438	[4]	5.1%

[1]

Except as otherwise indicated, the persons listed as beneficial owners of the common shares have sole voting and investment power with respect to those shares. Certain of the information contained in this table, including related footnotes, is based on the Schedule 13G filings made by the beneficial owners identified herein.

[2]

The common shares are held in investment accounts maintained with Davis Selected Advisers, L.P., as of December 31, 2011, and it disclaims any beneficial interest in such shares. Davis Selected Advisers, L.P. has advised that it has sole voting power as to 59,900,957 of these shares, no voting power as to the balance of these shares, and sole investment power as to all of these shares. Included in the shares beneficially owned by Davis Selected Advisers, L.P., Davis New York Venture Fund has advised that it beneficially owns 32,096,926 of our common shares, or 5.2% of the class, and that it has shared voting power and shared investment power, with Davis Selected Advisers, L.P., as to all of these shares. Charles A. Davis, a director of Progressive, has no affiliation with Davis Selected Advisers, L.P.

[3]

Includes the following: 227,904 shares held for Mr. Lewis by a trustee under our 401(k) plan; 11,851 restricted common shares granted to Mr. Lewis in his capacity as Chairman of the Board; 366,504 common shares held by a charitable fund that Mr. Lewis controls, but as to which he has no pecuniary interest; and 4,166,797 common shares held in two grantor-retained annuity trusts as to which Mr. Lewis is the sole trustee and annuitant.

[4]

The common shares are held in investment accounts maintained with BlackRock, Inc., as of December 31, 2011, and it disclaims any beneficial interest in such shares. BlackRock, Inc. has advised that it has sole voting power and sole investment power as to all of these shares.

Security Ownership of Management

The following information summarizes the beneficial ownership of Progressive’s common shares as of December 31, 2011, by each director and nominee for election as a director of Progressive, each of the named executive officers (as identified on page 38) and all directors and individuals who were our executive officers on December 31, 2011, as a group. In addition, to provide a more complete picture of the financial interests of certain individuals in Progressive shares, the final two columns include share equivalent units held in our benefit and equity incentive plans that do not technically qualify as “beneficially owned” under the applicable regulations, also as of December 31, 2011.

Name	Common Shares Subject to Restricted Stock Awards[1]	Beneficially Owned Common Share Equivalent Units[2]	Other Common Shares Beneficially Owned[3]		Total Common Shares Beneficially Owned	Percent of Class[4]	Units Equivalent to Common Shares[5]	Total Interest in Common Shares and Unit Equivalents
Stuart B. Burgdoerfer	9,116	—	12,713		21,829	*	—	21,829
M. Jeffrey Charney	—	37,503	—		37,503	*	57,262	94,765
Charles A. Davis	9,344	20,584	250,559	[6]	280,487	*	9,262	289,749
Brian C. Domeck	142,651	—	31,631		174,282	*	47,193	221,475
Roger N. Farah	8,660	27,806	7,500		43,966	*	—	43,966
Lawton W. Fitt	8,660	8,696	9,389		26,745	*	—	26,745
Susan Patricia Griffith	174,239	—	80,251		254,490	*	46,109	300,599
Stephen R. Hardis	9,800	20,851	236,774		267,425	*	183,314	450,739
Peter B. Lewis	11,851	—	47,214,816	[7]	47,226,667	7.7%	—	47,226,667
Norman S. Matthews	9,572	52,995	142,780		205,347	*	—	205,347
Heidi G. Miller, Ph.D.	8,187	—	—		8,187	*	—	8,187
Patrick H. Nettles, Ph.D.	9,800	51,167	—		60,967	*	—	60,967
Glenn M. Renwick	1,743,959	633,046	1,650,466		4,027,471	*	728,485	4,755,956
John P. Sauerland	142,047	—	112,930		254,977	*	46,109	301,086
Bradley T. Sheares, Ph.D.	9,116	18,781	—		27,897	*	36,772	64,669
All 22 Executive Officers and Directors as a Group	3,061,509	1,013,863	50,028,933		54,104,305	8.8%	1,459,235	55,563,540

*	Less than 1% of Progressive’s outstanding common shares.

[1]

Represents common shares held pursuant to unvested restricted stock awards issued under various incentive plans we maintain. The beneficial owner has sole voting power and no investment power with respect to these shares during the restriction period.

[2]

These units have been credited to the individual’s account under our 2003 Equity Incentive Plan, certain of our deferred compensation plans and are included in shares beneficially owned due to the plan features described below. Each unit is equal in value to one Progressive common share.

•

For non-employee directors, the number represents units that have been credited to his or her account under The Progressive Corporation Directors Restricted Stock Deferral Plan, as amended and restated (the “Directors Restricted Stock Deferral Plan”), under which each director has the right to defer restricted stock awards. Distributions from the Directors Restricted Stock Deferral Plan will be made in Progressive common shares at the expiration of the deferral period under the plan. The plan provides that, upon the termination of a director’s service as a director, certain shares will be distributed promptly to the director. As to the number of shares that will be so distributed, the director is considered to have investment power (although not voting power) over those shares, and those shares are deemed “beneficially owned.” See page 54 for a description of the Directors Restricted Stock Deferral Plan.

•

For executive officers, the number represents units that have been credited to the participant’s account under our 2003 Equity Incentive Plan and are scheduled to vest within 60 days of December 31, 2011; or that have been credited to the participant’s account under The Progressive Corporation Executive Deferred Compensation Plan, as amended and restated (the “EDCP”), upon the deferral of cash bonus awards and restricted stock awards granted prior to March 2005. As to the EDCP units, the participant has sole investment power, due to his or her ability to instruct the plan trustee to liquidate his or her deemed investment in Progressive stock and re-allocate those amounts to other deemed investments that are available under the plan, but no voting power. See a description of the EDCP beginning on page 46.

[3]

Includes, among other shares, common shares held for executive officers and, in certain cases, their spouses who are former employees, under The Progressive 401(k) Plan. Unless otherwise indicated below, beneficial ownership of the common shares reported in the table includes both sole voting power and sole investment power, or voting power and investment power that is shared with the spouse and/or minor children of the director or executive officer.

[4]	Percentage based solely on “Total Common Shares Beneficially Owned.”

[5]

The units disclosed are in addition to common shares beneficially owned and have been credited to the individual’s account under one or more of our deferred compensation plans or equity incentive plans, as discussed below, as to which the holder has neither voting nor investment power. Each unit is equal in value to one Progressive common share.

•

For non-employee directors, the number represents units that have been credited under The Progressive Corporation Directors Deferral Plan, as amended and restated (“Directors Deferral Plan”), described in more detail on page 54, and the number of units credited under the Directors Restricted Stock Deferral Plan that are not scheduled to be distributed promptly upon the director’s termination of service.

•

For executive officers, the number includes units that have been credited to the executive officer under the EDCP that are not included in “Beneficially Owned Common Share Equivalent Units”; and unvested time-based restricted stock unit awards, including reinvested dividend equivalents. For additional information on our restricted stock unit awards, see the “Outstanding Equity Awards” table beginning on page 44.

[6]

Includes 12,079 common shares subject to vested stock option awards, which will expire in April 2012. Mr. Davis has no voting power or investment power with respect to these shares prior to exercising the options.

[7]	See Footnote 3 on page 19.

Section 16(a) Beneficial Ownership Reporting Compliance

None.

COMPENSATION DISCUSSION AND ANALYSIS

HIGHLIGHTS

The awards made in 2011 to our Chief Executive Officer and the other “named executive officers” (identified in the Summary Compensation Table on page 38) continued to be weighted heavily towards annual and longer-term performance-based awards and equity grants. We believe that these awards continue to support a strong pay-for-performance linkage in our executive compensation program and appropriately align the interests of our executives with those of our shareholders. In this section, we will provide a brief summary of our 2011 pay decisions, as well as information concerning our performance results and pay outcomes for the year.

2011 Pay Decisions

For Glenn M. Renwick, our CEO, performance-based awards accounted for well over 90% of his potential compensation for 2011. The Compensation Committee made the following awards to him:

•	His salary was maintained at $750,000, the same annual rate that he has earned since 2002;

•

His Gainsharing target of 150% of salary could lead to a cash bonus payment between $0 and $2.25 million (from 0% to 300% of his salary), depending on the levels of growth and profitability achieved by our core insurance businesses. This potential range for his annual Gainsharing payment has also remained unchanged since 2002.

•

For the first time, our annual equity award to Mr. Renwick was 100% performance-based. As a result, his 2011 award of restricted stock units will have value to him only if the rate of growth of our direct premiums written exceeds the rate of growth of the auto insurance market as a whole over a three-year period (2011-2013), on a profitable basis, as described in more detail below. The target value of Mr. Renwick’s equity grant was maintained at ten times his salary, or $7,500,000, the same level it has been since 2004. The number of units that actually vest can vary between 0% and 200% of his original award, depending on our performance over the three-year period. The ultimate value to him will also depend on the price of our stock at the time of vesting.

For our other named executive officers, performance-based awards accounted for approximately 60% to 75% of their potential maximum compensation for the year.

•	Salaries increased between 1.3% and 4.8% from the prior year.

•

Gainsharing targets remained unchanged at 125% of salary for the three named executives who were in the program in both 2010 and 2011. The fourth executive was new to the Gainsharing program in 2011 and was awarded a Gainsharing target of 100% of his salary; in addition, he received installment payments in 2011 on his hiring bonus, as agreed in 2010 when he was hired.

•

As in past years, equity grants to these executives were divided between time-based and performance-based awards. Three of the four executives received small increases in their performance-based awards, and as a result, in each case their performance-based awards comprised over 60% of their total equity awards for the year. The fourth executive received 50% of his total equity grant in the form of a time-based award and 50% as a performance-based award.

Financial Results and Shareholder Return

Some of our key performance outcomes for 2011 include:

•	Net premiums written and net premiums earned grew 5% and 4%, respectively, compared to 2010;

•	Our insurance policies in force increased 5%;

•	An overall combined ratio of 93, or a 7% pre-tax profit on our insurance operations, well above our 4% underwriting profitability goal; and

•	Net income declined 5%, reflecting year-over-year decreases in underwriting profit and investment income, while earnings per share declined 1% due to lower average shares outstanding.

In general, while we are by no means satisfied, we believe that these were solid results in a very competitive insurance marketplace and in a difficult economic environment.

Total shareholder return (TSR) for the year was 0.2%. Although we are not in a position to explain the values that the market assigns to our stock, we note that our TSR result for 2011 appears generally consistent with an overall mixed year for equities, with the S&P 500 Index being up by about 2.1% for the year (including reinvestment of dividends). Our focus remains on achieving important business goals, which we believe should result in a higher share price over time.

Pay Outcomes

For 2011, our Gainsharing program generated a performance factor of 1.10 (on a 0 to 2.0 scale), meaning that our named executive officers, and almost all of our other employees, earned annual cash bonuses valued at 10% greater than their target amounts, or 55% of their potential maximum amounts.

For our CEO, his total compensation as shown on the Summary Compensation Table increased about 0.1% compared to the prior year. This slight increase resulted from a small decrease in his Gainsharing payment, compared to 2010, offset by an increase in All Other Compensation for the year. For three of the other named executive officers, their changes in total compensation varied from (2.8)% to 9.6% from the prior year, generally reflecting, to varying degrees, higher salaries and equity awards and a lower Gainsharing factor for the year. The fourth executive was hired in the fourth quarter of 2010 and, as a result, the comparison of his 2011 and 2010 compensation figures is not meaningful.

These outcomes are generally consistent with the performance results that we have outlined above. A Gainsharing factor of just above a 1.0 score for the year was appropriate, we believe, in view of the level of profitable growth that we achieved. Of course, the ultimate value of the compensation packages to our named executive officers will not be known for several years, when the final value of 2011 equity awards are determined, based on the number of shares that actually vest and the value of our stock at that time.

Other Available Benefits

We make other benefits available to executives on the same terms as those offered to other employees, including a 401(k) plan with matching company contributions and health, welfare, and disability benefits. We also offer our executives the opportunity to defer compensation that has been earned and otherwise would be paid out (without any further contribution or guaranteed investment returns from us), a potential severance payment that is capped at three times the executive’s annual base salary only, and very limited perquisites. We do not offer our executives a pension plan, supplemental retirement benefits, nor do we make tax gross-up payments (with one minor exception relating to relocation benefits, as discussed on pages 34 and 35).

OUR EXECUTIVE COMPENSATION PROGRAM

Our executive compensation program is designed and implemented under the direction and guidance of the Compensation Committee. Broadly stated, we seek to maintain a consistent executive compensation program with the following objectives:

•	Attract and retain outstanding executives with the leadership skills and expertise necessary to drive results and build long-term shareholder value;

•	Motivate executives to achieve the strategic goals of Progressive and their assigned business units;

•	Reward and differentiate executive performance based on the achievement of challenging performance goals; and

•	Align the interests of our executives with those of shareholders.

Our executive compensation program is designed to serve the shareholders’ interests by strongly tying our executives’ potential compensation to our satisfaction of important strategic goals and the value of our common shares. As a result, while we seek to offer competitive salaries to our executives, the more significant aspects of our executive compensation program include the opportunity to earn an annual cash bonus under our Gainsharing program, and longer-term equity awards. Details about the various elements of our compensation program and 2011 awards to our named executive officers are discussed in the following sections.

ELEMENTS OF COMPENSATION – ANNUAL DECISIONS AND AWARDS

Salaries

Executive salaries are designed to attract and retain executive talent and to reward individual performance. As a general matter, executive salaries are intended to be competitive with amounts paid to executives who have similar responsibilities at comparable companies, with the potential to earn above average total compensation being provided by the variable compensation elements discussed below. Variations from market medians can occur for a number of reasons, including the nature of a specific executive’s position and responsibilities, individual performance, the tenure of an executive in his or her current position, the executive’s future potential, and our business needs and culture.

For 2011, salaries for our named executive officers were as follows:

Name	2011 Salary[1]	Percent Change From Prior Year
Glenn M. Renwick	$750,000	—
Brian C. Domeck	$445,000	4.7%
Susan Patricia Griffith	$435,000	4.8%
John P. Sauerland	$435,000	4.8%
M. Jeffrey Charney	$405,000	1.3%

[1] Salary changes are typically implemented in February of each year, which often will result in variation from the salary amounts shown on the Summary Compensation Table.

In each case, the increases for Messrs. Domeck and Sauerland and Mrs. Griffith reflected the critical roles that these executives perform at our company, rewarded excellent performance by the executive, and were designed to close the gap between the prior salary level and the median salaries for the respective positions indicated by compensation comparisons. Even after taking into account these increases, 2011 base salaries for each of Messrs. Renwick, Domeck and Sauerland and Mrs. Griffith were well below the median for similar executives at comparable companies, based on the comparison data reviewed by the Compensation Committee in early 2011 (see “Procedures and Policies – Compensation Comparisons” below for further information on our market comparison process). Mr. Charney’s raise was given pursuant to the agreement made when he joined us as our Chief Marketing Officer in the fourth quarter of 2010, and his 2011 salary level was just above the median for his comparison group.

Annual Cash Bonuses

Gainsharing. Gainsharing is designed to reward our executives based on the annual operating performance of our insurance businesses as compared with objective performance criteria approved by the Committee at the beginning of the year. Gainsharing does not take into account the performance results of our investment portfolio. The purpose of the cash bonus program is to motivate executives to achieve and surpass current operating performance goals in our insurance businesses, which we believe will benefit shareholders over time.

Bonuses for named executive officers are determined using the same performance criteria for the Gainsharing bonuses that may be earned by all of our other employees, resulting in a consistent set of goals across our employee population. Gainsharing bonuses are determined using the following formula:

Paid Salary	X	Target Percentage	X	Performance Factor	=	Annual Bonus

For each executive, his or her salary and bonus target percentage are established by the Committee each year during the first calendar quarter. When the participant’s paid salary (which includes salary payments, holiday and vacation time, and sick time, among other items) is multiplied by his or her assigned target percentage, the product is referred to as the participant’s “target bonus” for the year. The performance factor can range from 0.0 to 2.0 each year, and cash bonuses therefore, can vary between zero and two times the target bonus amount, depending on the extent to which actual performance results for the year fall short of, meet, or exceed objective performance goals.

The objective performance goals applicable to the Gainsharing program are established by the Committee each year in the first quarter and are not thereafter modified. The performance factor for our core business (defined below) is then calculated on a monthly basis, using year-to-date results, and published in our monthly earnings releases. The Gainsharing performance factor is also used to calculate the dividend that may be paid to shareholders each year under our variable dividend policy. In this way, the annual performance of our core insurance businesses also can translate into a direct benefit to shareholders; for 2011, our variable dividend policy generated a dividend of $.4072 per share, which was paid to shareholders in February 2012.

Historical Gainsharing Experience. Performance factors for the core business for the most recent three years were as follows:

Year	Performance Factor (0.0 to 2.0 Scale)
2011	1.10
2010	1.50
2009	.71

As to prior years, outstanding growth and profitability results in 2003 and 2004 were rewarded by a core business performance factor of 2.0, the highest possible bonus under our Gainsharing plan. A significant down year in our insurance operations in 2000, however, resulted in a performance factor of 0.0 for our core business, and no annual cash bonus for most executive officers and employees. In other years, the performance factor has varied from .710 to 1.815. Throughout the 18-year history of our companywide Gainsharing program (including 2011), the performance factor for the core business has averaged about 1.27. These results confirm management’s view that our Gainsharing plans have operated to provide annual cash bonus rewards to our employees commensurate with our level of achievement as compared with the annual predefined goals.

2011 Gainsharing Bonuses. For 2011, each named executive officer’s cash bonus was determined under the Gainsharing program based on the performance of our “core business.” The Compensation Committee determined that the named executive officers’ target percentages would be as follows:

Name	Award Target Value (% of Salary) 2011
Glenn M. Renwick	150%
Brian C. Domeck	125%
Susan Patricia Griffith	125%
John P. Sauerland	125%
M. Jeffrey Charney	100%

For all of the executives other than Mr. Charney, these values remained unchanged from 2010. Mr. Charney was hired in the fourth quarter of 2010, so 2011 was the first year in which he participated in the program. All Gainsharing payments for the named executive officers are reported on the Summary Compensation Table below as “Non-Equity Incentive Plan Compensation.”

The “core business” for 2011 was defined to include our Agency auto, Direct auto, special lines, and Commercial Auto business units. This focus on performance at the business unit level was consistent with management’s approach to evaluating our operations. We used the number of “policies in force” to measure growth for each of those businesses, which aligns our Gainsharing program with our companywide strategic goal of growing policies in force as fast as possible at a 96 combined ratio or better. This strategic goal, which is applicable to all employees through the Gainsharing plan, allows employees to observe and understand how their day-to-day efforts to bring new customers on board and retain existing customers (i.e., increase policies in force) can enhance company performance and increase the Gainsharing score.

Under the Gainsharing program, we evaluated the performance of each business unit separately and determined a score for the business unit of between 0.0 and 2.0, based on one or more growth and profitability matrices that had been approved for each business unit by the Compensation Committee. On each matrix, a 1.0 score was established at a targeted profitability level together with a growth component that management believed, based on internal projections, to be challenging yet achievable (although it should be noted that a score at or near 1.0 could also be generated by a variety of other growth and profitability combinations; that is, if growth is below expectations, a 1.0 might still be achieved if profitability increases and, likewise, a moderate decrease in profitability might be offset by higher growth levels to generate a score around a 1.0). Thus, assuming that targeted profitability levels could be achieved for a particular business unit (an assumption that was considered reasonable at the beginning of 2011 and is consistent with our recent performance), the potential for that business unit to achieve the targeted 1.0 score was viewed as a reasonably challenging goal, when these goals were established in early 2011.

An aggregate Gainsharing performance factor of 1.0 or higher for the core business as a whole, however, would require targeted performance or higher by all four business units, or outperformance by one or more units to make up for underperformance by another unit. Such a result was very uncertain at the beginning of the year when these goals were set, however, in view of the very competitive nature of the insurance markets in which we operate and the overall economic outlook for the U.S. As a result, achieving an aggregate 1.0 score for the core business as a whole was viewed as being a more difficult feat than achieving a 1.0 score on any of the individual matrices. See “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table,” beginning on page 39, for a more detailed discussion of the Gainsharing matrices and the calculation of performance scores.

For 2011, we achieved an aggregate Gainsharing performance factor of 1.10 for our core businesses, out of a possible 2.00 score. The following table presents the overall 2011 growth and profitability data for the individual business units that comprised our core business, and for our insurance operations on a companywide basis. The growth figures in the table below were determined by the year-over-year change in policies in force, which is management’s preferred measure for evaluating growth. Profitability was measured by the GAAP combined ratio.

Business Unit	GAAP Combined Ratio[1]	Increase (Decrease) in Policies in Force
Agency	92.6	4%	[2]
Direct	93.9	6%	[2]
Special lines	—	5%
Commercial Auto	90.9	0%
Companywide insurance operations[3]	93.0	5%

[1]Consistent with the presentation of the combined ratio of our Personal Lines segment in our public reports, the combined ratio results for our special lines business are not presented separately and, instead, are included in either the Agency or Direct results, depending on whether the underlying policy was written through agents/brokers or directly by Progressive.

[2]Includes only auto policies in force.

[3]Includes certain operations (principally, businesses that are currently in run off) that are excluded from the definition of “core business” under the plan. The aggregate core business generated a GAAP combined ratio of 92.9 and a 5% increase in policies in force.

Using the actual performance results for the year and the Gainsharing matrices discussed above, we determined the performance score for each business unit comprising the core business, weighted those scores based on each business unit’s relative contribution to overall net premiums earned, and then added the weighted scores to determine the performance factor for the core business as a whole, as follows:

Business	Business Unit Performance Score	Weighting Factor	Weighted Performance Score
Agency auto	1.14	45.44%	.52
Direct auto	.99	36.38%	.36
Special lines	1.73	8.33%	.14
Commercial Auto	.86	9.85%	.08

Core business performance factor			1.10

Each of the business units contributed significantly to the performance factor in 2011. The Agency auto and special lines units each exceeded a 1.0 Gainsharing score, with very good profitability and growth in policies in force. Direct auto finished just under a 1.0 score, reflecting good overall profitability numbers, but with a decline in new business applications and retention for the year. Finally, our Commercial Auto business turned in a year of flat policies-in-force growth at a strong level of profitability, also allowing that business to approach a 1.0 score. In sum, strong profitability was the major story for the year for our business units, with moderate growth of policies in force in our Personal Lines businesses and flat policies-in-force growth in Commercial Auto. On a companywide basis, policies in force grew by about 5% and net premiums written and earned grew by 5% and 4%, respectively, at a profitable 93.0 combined ratio. Overall, we believe that the resulting 1.10 Gainsharing score was a reasonable outcome based on these performance figures for the year.

The Gainsharing performance factor of 1.10 means that almost all of our employees, including the named executive officers, received a Gainsharing bonus payment 10% higher than their targeted amount, which is equal to 55% of their maximum potential amount.

Hiring Bonus. Mr. Charney joined us as Chief Marketing Officer in the fourth quarter of 2010. Pursuant to his hiring agreement, we agreed to pay Mr. Charney a cash bonus intended to replace compensation he otherwise would have earned at his prior employer. A portion of the cash bonus was paid in early 2011, in the aggregate amount of $300,000. This amount was in addition to the amounts that he earned under our Gainsharing program during 2011, and is included in the Summary Compensation Table under the heading “Bonus.” No further bonus payments are due to Mr. Charney under his hiring agreement.

Equity Awards

Our executive compensation program includes longer-term incentives through an annual grant of equity-based awards, currently in the form of restricted stock units. Under a restricted stock unit grant, the executive receives an award of a specified number of units; upon vesting of the award, the executive is entitled to receive one share of Progressive’s common stock for each unit vested. Annual awards of restricted stock units are made in the form of time-based awards and performance-based awards. The time-based awards typically vest in three equal installments in the third, fourth, and fifth years after the grant. The performance-based awards are governed by objective performance criteria established by the Compensation Committee each year. These awards are intended to encourage our senior executives to stay with Progressive and to tie the amount of compensation ultimately earned by the executives to our longer-term performance and the market value of our common shares.

Time-Based Awards. In 2011, time-based restricted stock unit awards were granted to all named executive officers (other than Mr. Renwick) and approximately 700 other senior level employees, comprising approximately 3% of our entire employee population. These awards will vest in three equal annual installments, on January 1 of 2014, 2015, and 2016, subject to the vesting and forfeiture provisions in the applicable plan and grant agreement.

Performance-Based Awards. In addition, each of the named executive officers and 35 other senior managers received performance-based restricted stock unit grants. Mr. Renwick, for the first time, received his entire equity award in the form of performance-based restricted stock units.

For these awards, the Committee adopted a performance goal that is based on our growth over a three-year period as compared with the growth of the auto insurance industry as a whole, while maintaining a profitability target of a combined ratio of 96 or less over the most recent 12-month period when the vesting is determined. Specifically, the award will vest, if at all, only if the compounded annual growth rate of our direct premiums written for 2011 through 2013 exceeds the growth rate of the auto insurance market as a whole (excluding our results) over that same period (in each case, using A.M. Best data to make these calculations). The award is made to each executive in a target amount of units based on a percentage of salary and the value of our common shares on the grant date. The ultimate payout (if any) is determined at the end of the three-year period, as follows:

Performance vs. Market	Number of Units Vesting
If our growth rate exceeds the market growth rate by three percentage points or more	200% of the target number of units will vest; this is the maximum possible award value

If our growth rate exceeds the market growth rate by more than two but less than three percentage points

Between 100% and 200% of the target number of units will vest, in proportion to the extent to which our growth rate exceeds the market’s growth rate above two percentage points (e.g., if our growth rate exceeds the market growth rate by 2.4 percentage points, then 140% of the award will vest)

If our growth rate exceeds the market growth rate by up to two percentage points

Up to 100% of the target number of units will vest, in proportion to the extent to which our growth rate exceeds the market’s growth rate (e.g., if our growth rate exceeds the market growth rate by 1.2 percentage points, then 60% of the award will vest)

If our growth rate is equal to or less than the market growth rate	The award will not vest and is forfeited

In the event that the growth goal is achieved for the three-year period, but the 12-month profitability goal is not satisfied when the initial vesting determinations are made, the award will remain open until January 31, 2016, in order to allow the opportunity to satisfy the profitability goal; if the profitability goal is not satisfied by that date, the awards will not vest and will expire. The Committee and management believe that this relative approach, with a potential upside for outperformance, provides appropriate focus on our full competitor set, consistent with our long-standing financial objective to grow as fast as possible constrained only by our profitability objective and our ability to provide high-quality service to our customers.

2011 Awards. For 2011, the aggregate dollar value (fair value on the date of grant) of annual equity awards made to the five named executive officers was approximately $1.7 million in time-based awards and $10.1 million in performance-based awards (at target value). Those awards were determined based on the following target levels:

Name	Time-Based Award Value (% of Salary)		Performance-Based Award Target Value (% of Salary)
	2010	2011	2010[1]	2011[1]
Glenn M. Renwick	500%	—%	500%	1000%
Brian C. Domeck	100%	100%	150%	175%
Susan Patricia Griffith	100%	100%	150%	160%
John P. Sauerland	100%	100%	150%	160%
M. Jeffrey Charney[2]	NA	100%	NA	100%

NA=Not Applicable

[1] Under performance-based awards, between 0-200% of the number of units awarded can vest. See discussion above.

[2] Mr. Charney was hired in late 2010, so he did not receive an annual equity award in that year. Pursuant to his hiring agreement, he was awarded 70,000 time-based restricted stock units when he was hired; this award was intended to replace outstanding equity awards that he forfeited when he left his prior employer.

As mentioned, Mr. Renwick’s award was entirely performance-based in 2011, although the aggregate target value of his award did not change. His equity award was proportionally larger in the aggregate than other executives’ awards due to the level of responsibilities inherent in the CEO position and to the substantially below-market level of his base salary. As a result, more of his compensation is at risk and dependent on our operating performance and stock price over the next several years. Increases in the target value for several of the other executives were designed to reward excellent performance and bring their compensation more in line with comparable executives at other companies, while aligning their interests with those of shareholders.

Additional Comments Regarding 2011 Compensation Decisions

Chief Executive Officer. Mr. Renwick’s salary level has been maintained at $750,000 since February 2002, well below the 50th percentile of approximately $1.1 million for CEO salaries at comparable companies. Mr. Renwick’s cash bonus (Gainsharing) potential has also remained at the same level since February 2002. The Compensation Committee determined in 2004 that Mr. Renwick should receive, instead of additional cash compensation, a larger proportion of his potential compensation in the form of equity-based awards that should be equally weighted between time-based and performance-based awards. The overall target value of his stock awards have remained at the same level since that time. In this way, we are able to keep Mr. Renwick’s overall compensation at a competitive level, while keeping a very high portion of his potential compensation at risk and dependent on our performance and our stock price, increasing his equity participation and aligning his interests with those of shareholders.

Based on the Board of Directors’ annual review of Mr. Renwick’s performance, the Compensation Committee determined that his performance as CEO clearly justified the continuation of the pay package for 2011, with the same target award levels as in prior years. Although he had the potential for above-market pay in the aggregate, the below-market base salary combined with the heavy reliance on performance-based bonus potential ties his total cash compensation to our insurance operating results. However, in 2011, Mr. Renwick’s equity-based compensation was given solely in the form of performance-based restricted stock units, as described above. This equity award was determined by the Committee to be an appropriate incentive to drive our performance, and to maximize the extent to which his interests are aligned with the interests of shareholders. The Committee believes that this program presents a rational and strongly performance-based pay package for an outstanding CEO.

The result of these determinations for 2011 was that, despite his below median salary and target bonus, Mr. Renwick had the potential to earn total compensation that was ranked just above the 50th percentile if he were to receive a cash bonus based on a 1.0 Gainsharing factor and his performance-based restricted stock unit award were to vest at the target amount. His compensation could significantly exceed the 75th percentile of comparable CEO compensation if all performance-based compensation were to be maximized—that is, if the cash bonus for 2011 were to be paid based on a 2.0 performance factor and all restricted stock unit awards ultimately vest, including the vesting of performance-based units at 200% of the target amount. The value of these awards to Mr. Renwick, and where his compensation for 2011 will eventually rank in his comparison group, depends on his 2011 cash bonus payment (which paid out just above the target value at a 1.10 factor for the year), and the extent to which the restricted stock unit awards ultimately will vest, and the value of our stock at that time.

Other Named Executive Officers. In each case, the salary earned by the other named executive officers was below the 50th percentile for similar jobs in the applicable comparison group, other than Mr. Charney, whose 2011 salary was slightly above the median level. Including variable compensation (i.e., the potential for cash bonuses and the possibility of restricted stock units vesting in future years) is expected to allow our executives the opportunity to earn above average compensation if and when justified by the company’s performance and our stock price. Although comparison information is only one of a number of factors considered by the Committee in setting compensation each year, along with other factors such as the length of the named executive’s tenure in the specific job, the nature of the job held and related responsibilities, individual performance, expected future contributions, the reliability of the comparison data, our business needs, and the variable nature of significant portions of each executive’s pay package, we present comparison data here for the shareholders’ information.

Assuming that Gainsharing paid out at a 1.0 performance factor for the year and performance-based equity also vested at a 1.0 factor, three of the other named executive officers would receive total compensation below the 50th percentile level for comparable jobs, while one would receive total compensation between the 50th and 75th percentile. In the event that we were to earn a 2.0 payout under our Gainsharing plan and the 2011 equity awards vest at their maximum levels, including performance-based restricted stock unit awards vesting at 200% of target, the total compensation for three of the other named executive officers would be between the 50th and 75th percentiles, and one executive’s total compensation would exceed the 75th percentile.

It should be noted, however, that the vesting of the 2011 restricted stock unit awards, which is a large component of each named executive officer’s potential compensation, has not yet occurred and is not guaranteed; the ultimate value of those awards (if any) remains dependent on the executive remaining with the company, our achievement of the applicable performance goals, and the value of the stock at the time of vesting. Thus, for each named executive officer, a substantial portion of the compensation used to establish his or her potential percentile rank, and the value of those awards, will remain at risk for years before it is earned by the executive, and some of the restricted stock unit awards in fact may never vest.

Changes for 2012

Our compensation program for the named executive officers for 2012 includes the following changes.

Performance-Based Equity Targets. Each of Messrs. Domeck, Sauerland, and Charney, and Mrs. Griffith are expected to receive an additional allocation of performance-based restricted stock units equal to 20% of their respective salaries. These changes were made for varying reasons for each individual, including: to reflect the importance of their roles with the company and their excellent performance, to increase the competitiveness of their compensation as compared to similar positions at comparable companies, and to increase the portion of the executive’s compensation that is driven by our performance and the price of our stock.

Performance-Based Equity Awards—Investment Performance. In 2012, we anticipate that the Committee will award performance-based restricted stock units to our CEO, CFO and Chief Investment Officer with a performance goal relating to investment performance, subject to shareholders approval of the proposal in Item 10 of this Proxy Statement. These awards will measure the performance of our fixed-income portfolio over a three-year period against the performance results of a set of comparable investment firms. A target number of restricted stock units will be awarded to each executive, and the number of units that ultimately will vest can vary from 0 to 200% of the target award. These awards will not increase the aggregate size of the equity awards to these executives, but will be a portion of the total performance-based awards that otherwise would have been granted to them for the year. The Committee has determined that these new performance-based awards will better align the compensation of these executives with their responsibilities for the longer-term performance of our fixed-income portfolio, and will be an appropriate complement to the performance-based awards that we have historically granted relating to the performance of our insurance operations.

OTHER ELEMENTS OF COMPENSATION

Perquisites

We provide perquisites to our executives only when the Board or the Compensation Committee determines that such benefits are in the interests of Progressive and our shareholders. We own an aircraft that is used primarily for the CEO’s business travel. At the request of the Board of Directors, Mr. Renwick also uses the company aircraft for his and his spouse’s personal travel. Such personal use of the aircraft constitutes a perquisite and is provided to enhance the CEO’s and his family’s personal security and the confidentiality of their travel. During 2011, we incurred approximately $110,000 in incremental costs as a result of Mr. Renwick’s personal use of the aircraft. Such personal trips by the CEO also result in taxable income being imputed to him as required under IRS regulations, and he is responsible to pay the taxes on such income without further contribution or reimbursement from us. Other executives and guests may occasionally accompany the CEO on personal trips, at the CEO’s discretion. During 2011, our Chairman of the Board took one personal trip on the company aircraft at an incremental cost to us of approximately $20,000.

Mr. Renwick is also provided with a company car and driver for his business needs to facilitate his transportation to and among our headquarters and many other local facilities, and to allow him to use that travel time for work purposes. To the extent that the CEO uses the company car for personal matters, he receives a perquisite.

Disclosure of the incremental costs of perquisites to Progressive is included in the “All Other Compensation” column of the “Summary Compensation Table” on page 38.

Deferral Arrangements

The named executive officers and certain other senior level employees are given the opportunity to defer the receipt of annual cash bonus awards and equity-based awards under our Executive Deferred Compensation Plan (EDCP). This deferral mechanism allows the executive to delay receipt of bonus income or the vesting of restricted stock or restricted stock unit awards that he or she has earned in full and otherwise would have received as of a specific date. We do not contribute additional amounts to an executive’s deferral accounts, either in the year of deferral or in future years. We also do not guarantee a specific investment return to executives who elect to participate in the deferral plan.

Deferred amounts are deemed to be invested in specific investments selected by the executive, including an option to invest in Progressive shares. Deferrals of restricted stock or restricted stock unit awards made in or after March 2005 are required to be invested in Progressive shares throughout the deferral period. The value of each executive’s deferred account thus varies based on the executive’s investment choices and market factors; these deferred amounts are at risk and may decrease in value if the investments selected by the executive do not perform well during the deferral period. Additional details concerning this plan, including the named executive officers’ respective holdings in the plan, can be found under the “Nonqualified Deferred Compensation” table and related disclosures, beginning on page 46.

The EDCP is made available to executives in order to keep our executive compensation program competitive, and to allow executives to manage their receipt of compensation to better fit their life circumstances and to manage their tax obligations. Moreover, the plan allows the executive to arrange for a portion of his or her income to be paid in post-employment years, which can be important because we do not offer a pension plan or supplemental retirement benefits to executives. Finally, if top executives elect to defer time-based equity awards until after they leave Progressive, this program is advantageous to the company to the extent that we otherwise might have lost a tax deduction under Internal Revenue Code Section 162(m) upon the vesting of those awards (see related discussion under “Section 162(m) of the Internal Revenue Code” below).

Retirement

Executives are eligible to participate in our 401(k) plan on the same terms and conditions as are available to all other regular employees, subject to limitations under applicable law. We do not provide other post-retirement payments or benefits to executives, such as a pension program or supplemental executive retirement plan, other than the following:

•

As discussed in the preceding section, executives who choose to participate in our deferral program may be entitled to receive post-employment payments of sums that he or she had previously earned (as increased or decreased by investment results), if he or she elected to receive such payments after leaving Progressive.

•

Our named executive officers, along with other equity award recipients, are eligible for “qualified retirement” treatment under our equity compensation plans. Under this arrangement, an equity award holder who leaves his or her employment with us after age 55 having satisfied certain years-of-service requirements is entitled to (i) have 50% of his or her outstanding time-based equity awards vest immediately upon termination, and (ii) if applicable, retain rights to 50% (and in some cases 100%) of his or her outstanding performance-based awards, which remain at risk and will vest (if at all) only upon our achievement of the applicable performance criteria. The qualified retirement provisions are intended to provide a limited benefit for long-tenured employees who retire from Progressive after satisfying the age and service requirements. Currently, Mr. Renwick, our CEO, is our only named executive officer who has satisfied the requirements for a qualified retirement. For more information about the qualified retirement benefits, see “Qualified Retirement Provisions Under Equity Plans” beginning on page 51.

Severance and Change-in-Control Arrangements

Severance and change-in-control arrangements are intended to provide compensation and a fair financial transition for an executive when an adverse change in his or her employment situation is required due to our company needs or results from certain unexpected corporate events, and to recognize past contributions by such executives who are typically long-tenured employees. These arrangements allow the executive to focus on performance, and not his or her personal financial situation, in the face of uncertain or difficult times or events beyond his or her control. Each of these programs is discussed in more detail here and under “Potential Payments Upon Termination or Change in Control” beginning on page 48.

Severance. Our executive separation allowance plan is designed to provide executives with well-defined financial payments if the executive’s employment is terminated for any reason other than resignation (including retirement), death, disability, leave of absence, or discharge for cause, if certain conditions are satisfied. For our senior executives, including the named executive officers, the severance payment would not exceed three years of the executive’s base salary only (i.e., excluding cash bonuses and equity awards) at the time of termination, plus medical, dental, and vision benefits for up to 18 months at regular employee costs. This same level of benefits is payable to the named executives upon any qualifying separation from Progressive, whether in a change-in-control situation or otherwise.

We believe that this level of severance payment (a maximum of three times the executive’s base salary) is reasonable based on available market data. The severance payments do not take into account or include the value of cash bonuses or equity-based awards in determining the executive’s severance payment, which substantially limits the amount of the severance payment when compared with severance plans offered by many other companies. In addition, an executive who qualifies for a severance payment under this plan does not receive accelerated vesting of equity awards (although those awards may vest (or partially vest) separately under our equity incentive plans if the executive is eligible for a qualified retirement, discussed above, or in a change-in-control scenario, as discussed immediately below). Finally, the executive will receive no tax “gross-up” payment to compensate him or her for any taxes which he or she may be required to pay in connection with such payment. Management and the Committee accordingly believe that such severance rights provide executives with a fair, but not excessive, financial transition when an executive is asked to leave the company.

The dollar values of benefits payable to named executive officers upon a qualifying termination under our severance plan are summarized below under “Severance” beginning on page 48.

Change-in-Control Benefits under Equity Plans. Beginning with the awards of restricted stock units in March 2010, we modified the rights of recipients in the event of a change in control of the company. Prior awards of restricted stock are still controlled by the change-in-control provisions that we have previously discussed, and a description of those provisions can be found below beginning on page 49 under “Change-in-Control Provisions Under Equity Plans.”

Under the provisions applicable to restricted stock unit awards, a “change in control” is only deemed to occur upon a change in ownership of the company, a change in the effective control of the company, or a change in the ownership of a substantial portion of our assets, each as further defined in Section 409A of the Internal Revenue Code and related regulations. Upon the occurrence of any change in control, outstanding restricted stock units may vest immediately (sometimes referred to as a “single trigger”) or they may vest only after the executive is terminated or leaves our employ for “good reason” (i.e., a “double trigger”), depending on the type of award and the nature of the change-in-control transaction. “Good reason” is defined by the plan to include various adverse employment decisions, such as a significant change in duties, position or responsibilities; a decrease in pay, bonus opportunity or equity awards; a required relocation; and the denial of the right to participate in health and welfare plans on the same basis available to other employees, in each case occurring within 24 months after the change in control.

Outstanding restricted stock unit awards will be controlled by the “double trigger” vesting requirements in the following circumstances:

•

If the transaction does not result in the liquidation or cancellation of, or other change to, the company’s stock (e.g., a change of control resulting from an investor purchasing the necessary portion of our common shares or from turnover of our Board of Directors, or where Progressive’s stock is the surviving security in a corporate transaction), then immediate vesting does not occur and all unvested awards remain in effect; and

•

If in a corporate transaction the other company’s stock is the surviving security, then all outstanding time-based awards will be converted into a new equity award with an equivalent value and substantially similar terms and conditions, including vesting requirements.

In such cases, although a change-in-control event would have occurred, outstanding restricted stock unit awards would vest only according to the terms of the applicable award agreement, unless the executive is terminated or leaves the company for good reason within 24 months after the event.

On the other hand, a “single trigger” vesting provision will require immediate vesting upon a change in control under the following circumstances:

•

Any transaction that results in the payment of cash to holders of Progressive’s common stock will result in immediate vesting of restricted stock units and a payout of the appropriate amount of cash to the holders; and

•

If the other company’s stock is the surviving security in a corporate transaction, then all performance-based awards will be immediately vested as of the date of the transaction and the value paid out in cash.

In the event of an immediate vesting relating to performance-based awards, the cash paid will be based on the target number of units comprising the award.

We have adopted these rules based on our assessment of the interplay between the potential outcomes of the various scenarios and the application of Section 409A of the Internal Revenue Code (for additional information about Section 409A, see page 36) as it applies to awards of restricted stock units. We started with a bias to create “double trigger” vesting where appropriate. In the context of cash transactions and performance-based awards, however, it was not possible to impose the double-trigger requirement while also ensuring compliance with Section 409A and maintaining the integrity of the underlying award. In those cases, therefore, we adopted a payout upon the occurrence of a change in control.

The dollar values of benefits payable to the named executive officers upon a change in control under our equity plans are summarized below under “Change-in-Control Provisions Under Equity Plans,” beginning on page 49.

Death or Disability

Each named executive officer (or his or her estate) will retain rights to outstanding restricted stock and restricted stock unit awards upon his or her death or, as to certain awards, permanent disability, to the extent the awards vest during the ensuing 12 months, and all other restricted stock and restricted stock unit awards are forfeited. This benefit is available to all participants in our equity incentive plans. If the executive had elected to defer bonuses or equity-based awards, he or she (or the estate) would also be entitled to receive distributions of those amounts in accordance with the executive’s prior elections and the terms of our deferral plan. The executive (or upon death, his or her dependents) could also be entitled to receive certain health and welfare benefits as prescribed for all employees by federal COBRA laws. No other post-employment payments would be made to the executives or his or her estate under these circumstances.

Health and Welfare Benefits

Named executive officers are also eligible to participate in our health and welfare plans, including medical and dental benefits, a 401(k) savings plan (with matching contributions by the company up to a specified annual limit), a limited life insurance benefit (with the ability to purchase additional coverage without company contribution), among other benefits. These plans are available on the same basis to all of our regular employees who satisfy minimum eligibility requirements.

PROCEDURES AND POLICIES

Compensation Committee Decisions

The Compensation Committee makes all final determinations regarding executive compensation, including salary and equity and non-equity incentive compensation targets and performance goals. Committee decisions on executive compensation are made after considering each executive’s role and responsibilities, performance evaluations, recommendations presented by management, compensation data from comparable companies obtained from independent third parties, and analyses performed by our Compensation Department. Our Chief Executive Officer participates in certain Committee meetings to discuss significant compensation issues with the Committee or to provide recommendations to the Committee regarding the compensation of executive officers. The Committee’s executive compensation decisions thus represent the culmination of extensive analysis and discussion between the Committee and management, including our CEO, our Chief Human Resource Officer, members of the Compensation Department and Law Department, and other Progressive personnel. The Committee routinely reports to the full Board of Directors on compensation matters, generally after each regularly scheduled Committee meeting.

The Committee delegates to management the day-to-day implementation of compensation programs for employees below the level of executive management, subject to the terms of plans approved by the Committee. Generally, however, we seek to offer a consistent compensation program across our company, and as a result, determinations made by the Committee on executive compensation, such as performance targets under our Gainsharing program, generally apply to other employees as well.

The Committee has the authority under its charter to hire its own compensation consultants, at our expense. During 2011, the Committee retained Semler Brossy Consulting Group, LLC, on a number of matters, including the development of a revised annual cash bonus program for our investment professionals and a review of certain features of our current equity and severance plans.

Compensation Comparisons

Our executive compensation program is market-based and is designed to be competitive with other compensation opportunities available to executives. However, compensation comparisons alone do not drive the Committee’s decisions, which result from a number of factors that are reviewed and evaluated by the Committee. These factors can be different for individual executives, can vary from year to year, and can include a number of qualitative and quantitative judgments, including the nature of a specific executive’s position and responsibilities, our business needs and culture, the tenure of an executive in his or her position, past compensation history, individual performance, and the executive’s future potential, among other matters. Compensation comparisons are another factor that enter into this analysis.

For 2011, we used four sources of comparative compensation information for our named executive officers, as follows:

•	Proxy data for 13 publicly held insurance companies;

•	Survey data published by Towers Watson and Aon Hewitt of approximately 40 public companies in the $10 billion to $25 billion revenue range;

•	Survey data and statistical analysis provided by management’s compensation consultant, Pearl Meyer, on a comparison group of approximately 300 companies; and

•	Proxy data for 37 public companies within close proximity to Progressive on the Fortune 500 list.

The first category included publicly held insurance companies, which represent potential competitors for our executive talent. We included companies with comparable total revenues, rather than total assets, due to significant asset size differences between insurance companies resulting from the types of insurance products offered by each company. The companies in this category were:

Aflac Inc.	Allstate Corp.	Assurant Inc.
Chubb Corp.	CNA Financial Group	Genworth Financial Inc.
Hartford Financial Services Group Inc.	Lincoln National Corp.	Metlife Inc.
Principal Financial Group Inc.	Prudential Financial Inc.	Travelers Companies, Inc.
Unum Group

The remaining three categories included a large number of companies from many industries. These companies were also selected based on company revenues and not total assets, given significant differences in asset requirements across various industries. Further, this choice reflects that we do not generally recruit senior management level talent from other insurance companies, and that our executives have employment opportunities with companies doing business in a variety of industries. As a result, we view the broad range of companies to be an appropriate reflection of the marketplace for the services of our executives.

In evaluating the data from these groups, we do not focus on the identity of any individual company, but are interested in the aggregate data and the range of pay. All compensation comparisons referred to in this report are based on the data for these four comparison groups. The comparisons were provided to the Compensation Committee in late 2010 or early 2011, at the time that the Committee was considering 2011 compensation decisions for the named executive officers.

Use of “Tally Sheets”

When the Compensation Committee is considering annual compensation decisions for executives, the Committee is provided with information showing, for each executive, the total aggregate compensation (salary, target cash bonus potential, and equity-based award values) proposed to be awarded to such executive for the upcoming year. These tally sheets are used by the Committee to review each executive’s current compensation level and to enable meaningful comparisons to the compensation paid to similar executives at comparable companies. This is one way that the Committee monitors the reasonableness of its annual compensation decisions for each executive.

In addition, at least annually, the Committee reviews summaries of the payments that would be made to each executive upon the occurrence of various events, such as termination, retirement, or a change in control. These tally sheets allow the Committee to see, in one place, all of the potential payouts that an executive can receive in addition to annual compensation awards. Such payouts may arise from a number of sources, depending on the event triggering the payments, including: the executive’s prior service and earnings (such as distributions from deferral accounts); payments triggered by an employment termination (severance); or an acceleration of a vesting event that otherwise would not have occurred, if at all, until a future date (for example, vesting of equity-based awards upon a “qualifying retirement” or a “change in control”). The Committee thus is able to understand and monitor the amount of such potential payouts in each scenario, and to distinguish the source of individual components of such payouts.

To the extent that these payments arise from an executive’s prior earnings (such as distributions from deferral accounts), the Committee generally does not view such payments negatively, since those amounts were previously earned in full by the executive, the value of the account has increased (or decreased) over time based on the executive’s investment elections (which can include investments in Progressive’s stock), and we have made no subsequent contributions to increase the value of these accounts. Potential severance payments and acceleration events, on the other hand, are monitored by the Committee to ensure that they are reasonable and appropriate in the applicable scenarios. The Committee will continue to assess these programs in the future as new information develops.

Internal Pay Equity; Wealth Accumulation

We do not use “internal pay equity” or “wealth accumulation” analyses to limit compensation paid to the CEO or other executives. Such systems typically put a ceiling on part or all of an executive’s compensation based on considerations such as the amount of compensation paid to another executive or employee or the value of awards previously made to the executive in question. Management and the Committee do not believe that such limitations are an appropriate way to make compensation decisions for our executives and that such procedures would be contrary to the interests of the company and our shareholders. Instead, our focus is to make appropriate executive compensation decisions annually, so that executives are paid at competitive levels with a significant “at risk,” performance-based component that is commensurate with the executive’s responsibilities. We rely on the judgment of the Committee, after considering recommendations from management, including the CEO, available market data, and evaluations of executive performance, in making these decisions.

No Tax “Gross-Up” Payments

We do not provide tax gross-up payments in connection with an executive officer’s compensation, severance, change-in-control payments, perquisites, or other benefits provided by us. There is one minor exception to this rule that is potentially applicable to our executives, on the same terms as it applies to other eligible employees: any employee who receives benefits under our relocation program is also entitled to receive payments to defray the income tax impact arising from our reimbursement or payment of certain relocation expenses that are taxable under IRS regulations. Mr. Charney received such a payment in 2011 in the amount of $561 resulting from his being hired and relocating in the fourth quarter of 2010; this amount is reflected under “All Other Compensation” in the Summary Compensation Table.

Effect of Any Future Financial Restatement; Recoupment

Cash bonuses paid to our senior executives beginning in 2007, and performance-based equity awards granted to executive officers beginning in March 2008, are subject to recoupment by us, if the applicable operating or financial results triggering such payment or the vesting of such award are later restated, to the extent that such bonuses or awards would not have been paid out based on the revised operating or financial results. For additional information concerning these recoupment rights, see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” beginning on page 39.

Stock Ownership Guidelines for Executives

Within five years after becoming our CEO and at all times while serving as CEO thereafter, the CEO must acquire and hold Progressive stock (or equivalent vested interests, such as shares held on his behalf in our 401(k) or equivalent units held in our executive deferred compensation plan, but excluding unvested restricted stock and restricted stock units) with a minimum value of five times the CEO’s base salary. Executive officers who report directly to the CEO are expected to hold meaningful amounts of Progressive stock at levels that their respective compensation and financial circumstances permit. To support this goal, each executive’s annual compensation is heavily weighted towards equity compensation. As a result, within three years of becoming an executive, each executive is expected to hold restricted or unrestricted stock or units with a value of at least three times his or her base salary. Management and the Committee believe that stock holdings under these guidelines, as well as additional, voluntary holdings by executives in our equity, 401(k) and deferral plans or in their personal accounts, appropriately ensure that the interests of management will be aligned with those of our shareholders. As of December 31, 2011, each of the named executive officers satisfied the applicable guideline.

Timing of Equity Awards

We expect that, consistent with our actions in recent years, annual equity awards will be made in March of each year, unless a legal or plan requirement causes us to adopt a change for a specific year. March is considered appropriate for such awards because it follows shortly after annual performance evaluations and salary adjustments for executives and other equity eligible employees, thus providing an administratively convenient time to calculate the awards and communicate them to the recipients. In addition, the timing in mid-March also follows the publication of our annual report for the prior year and, typically, the publication of our financial results for the first two months of the year, ensuring that up-to-date public information concerning the company is available in the marketplace at that time. Historically, interim awards have been made to executive officers only at the time of his or her appointment to or promotion within the executive team; any such interim award to an executive officer would require the approval of the Compensation Committee.

RELATED CONSIDERATIONS

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits to $1 million per year (“deduction limit”) the deduction allowed for federal income tax purposes for compensation paid to the chief executive officer and the three other most highly compensated executives of a public company other than the chief financial officer (“covered employees”). This deduction limit does not apply to compensation paid under a plan that meets certain requirements for “performance-based compensation.” Generally, to qualify for this exception: (a) the compensation must be payable solely on account of the attainment of one or more pre-established objective performance goals; (b) the performance goals must be established by a compensation committee of the board of directors that is comprised solely of two or more “outside directors”; (c) the material terms of the performance goals must be disclosed to and approved by shareholders before payment; and (d) the compensation committee must certify in writing prior to payment that the performance goals and any other material terms have been satisfied.

Our policy is to structure incentive compensation programs for covered employees to satisfy the requirements for the “performance-based compensation” exception to the deduction limit, and, thus, to preserve the deductibility of compensation paid to covered employees, to the extent practicable. Accordingly, our equity plans and cash bonus programs for our executives have been approved by shareholders and are implemented by the Compensation Committee in compliance with the requirements of Section 162(m). Several elements of our compensation program, however, constitute income that is not considered “performance-based,” including: base salary; the income recognized upon the vesting of time-based restricted stock or restricted stock unit awards; income arising from perquisites; dividends paid on unvested restricted shares; and certain distributions made to a covered employee under our executive deferral plan.

If the total of any covered employee’s compensation that does not satisfy the “performance-based compensation” exception exceeds $1 million in any year, Progressive will not be entitled to a federal income tax deduction for the amount that exceeds $1 million. Management and the Committee will continue to monitor the actual tax impact of such compensation strategies each year and consider such impact in making compensation decisions. We will not necessarily discontinue or decline to adopt a compensation plan, however, that has a potential negative tax impact under Section 162(m), if we believe that the program in question is appropriate and in the interest of shareholders (e.g., the use of time-based equity awards).

In 2011, non-performance-based compensation earned by Mr. Renwick exceeded the $1 million threshold by approximately $386,000. In addition to his salary, this excess was due to a distribution from his deferred compensation account and his receipt of dividends relating to restricted stock awards. None of the other covered employees received non-performance-based compensation in excess of $1 million.

Section 409A of the Internal Revenue Code

Section 409A of the Internal Revenue Code sets forth requirements for non-qualified deferred compensation arrangements. These requirements apply to deferrals of compensation earned or vested after 2004. If deferrals do not comply with the requirements, the amount deferred is immediately includable in the individual’s taxable income, and the individual is subject to an additional 20% tax plus interest, even if the actual payment of value to the individual might be delayed for years under the applicable plan or award.

Section 409A generally requires that elections to defer compensation must be made no later than the end of the year preceding the year the compensation is earned. Distributions of deferred compensation may be made only upon certain specified events, including death, disability, separation from service, unforeseeable emergency, change in control of the employer, and expiration of a fixed deferral period. Section 409A also includes provisions restricting the ability to accelerate, delay, or change the form of a scheduled distribution of deferred compensation.

Compensation arrangements that meet certain conditions may qualify for an exemption from Section 409A requirements. For example, an arrangement may be exempt from Section 409A if it requires all payments to be made to the individual no later than 2-1/2 months following the end of the year in which the right to the payments was earned and vested. In addition, the arrangement may qualify for exemption if payments under the arrangement do not exceed certain limits and are payable no later than the end of the second year following the year the individual involuntarily separates from service.

All of our compensation plans, programs, and arrangements either qualify for exemption from Section 409A or have been amended or designed to comply with Section 409A requirements.

COMPENSATION COMMITTEE REPORT

The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Progressive filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Progressive specifically incorporates this Report by reference therein.

The Compensation Committee (the “Committee”) of the Board of Directors of The Progressive Corporation (“Progressive”) has reviewed and discussed with Progressive’s management the Compensation Discussion and Analysis set forth above. Based on the review and discussions noted above, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in Progressive’s Proxy Statement for 2012, and incorporated by reference into Progressive’s Annual Report on Form 10-K for the year ended December 31, 2011.

COMPENSATION COMMITTEE

Bradley T. Sheares, Ph.D., Chairman
Roger N. Farah
Norman S. Matthews

COMPENSATION PROGRAMS AND RISK MANAGEMENT

We believe that our compensation plans and incentives are designed so that employees are not encouraged to take inappropriate risks. Our compensation plans include appropriate risk control mechanisms, along with the applicable profit margin, growth, or other performance goals. The criteria used to calculate cash bonuses under our Gainsharing program, as well as the goals under our performance-based equity awards, reward the achievement of challenging growth goals, but only if our profitability is within specified levels. Under our Gainsharing program, moreover, these performance measures are applied on a companywide basis, ensuring that all of our employees are motivated to pursue the same strategic goals, and individual employees do not have incentives to focus on other priorities to the potential detriment of the organization.

In 2011, we revised the annual cash incentive program for our investment professionals, who actively manage our fixed-income portfolio, which represents over 75% of our invested assets. The primary constraints on the risks inherent in our fixed-income portfolio are our internal investment guidelines relating to credit quality, duration, issuer concentration, and other parameters, which are approved by the Board’s Investment and Capital Committee. Within this framework, the cash bonus program is intended to provide appropriate rewards to our investment professionals, based on their performance. After a review of the prior plan structure and consultation with outside experts, we determined that a new plan would be developed under which we would compare the total return of our fixed-income portfolio against the results achieved by comparable firms in an investment benchmark for the current year and over the trailing three-year period. The three-year comparison is included to help ensure that our investment professionals retain an appropriate longer-term view. After the end of the year, separate performance scores are determined using the one-year and three-year comparisons, and those scores are averaged to determine an indicated performance factor for the year. The Compensation Committee then evaluates this indicated performance factor in the context of our investment results and other factors relevant to our investment performance for the year. The Committee may consult with other Board members or outside advisors, as it deems appropriate, for additional perspectives. In the end, the Committee has the discretion to accept the indicated performance factor, or to increase or decrease it, based on its evaluation, and to adjust the bonuses paid to our investment professionals accordingly. After monitoring this structure during 2011, the Committee has decided to use it to determine the 2011 bonus awards for our investment professionals for the year, and we expect a written plan consistent with this description to be put in place for 2012. We believe that this combination of investment guidelines and one-year and three-year performance comparisons, with an overlay of Committee discretion to monitor performance and bonus results, appropriately address the risks attendant to the work of our investment professionals.

Based on these considerations, among others, we do not believe that our compensation policies and practices create risks that are likely to have a material adverse effect on the company.

EXECUTIVE COMPENSATION

The following information is set forth with respect to the total compensation of our named executive officers (NEOs) for 2011, who include the Chief Executive Officer (CEO), the Chief Financial Officer (CFO), and our three other most highly compensated executive officers at year end. The titles set forth below reflect positions held at December 31, 2011.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards[1] ($)	Non-Equity Incentive Plan Compensation[2] ($)	All Other Compensation[3] ($)	Total ($)
Glenn M. Renwick	2011	$750,000	$—	$7,500,007	$1,237,500	$128,260	$9,615,767
President and Chief Executive Officer	2010	750,000	—	7,500,004	1,265,625	89,929	9,605,558
	2009	750,000	—	7,500,012	798,750	79,274	9,128,036

Brian C. Domeck	2011	443,461	—	1,223,768	609,759	12,750	2,289,738
Vice President and Chief Financial Officer	2010	421,538	—	1,062,532	592,788	12,000	2,088,858
	2009	380,000	—	893,040	269,800	12,292	1,555,132

Susan Patricia Griffith	2011	433,462	—	1,131,067	596,010	12,042	2,172,581
Claims Group President	2010	412,308	—	1,037,550	773,078	12,000	2,234,936
	2009	380,000	—	874,032	269,800	12,000	1,535,832

John P. Sauerland	2011	433,462	—	1,131,067	596,010	12,000	2,172,539
Personal Lines Group President	2010	412,308	—	1,037,550	773,078	12,657	2,235,593
	2009	380,000	—	874,032	269,800	12,000	1,535,832

M. Jeffrey Charney[4]	2011	404,615	300,000	810,058	445,077	561	1,960,311
Chief Marketing Officer

[1]

Represents grant date fair value of restricted stock or restricted stock unit awards for each year. Grant date fair value is measured at the closing price of our stock on the date of grant. With regard to performance-based awards, the fair value represents the target value; however, the ultimate value to the NEO can be more if the performance goals are exceeded or less if the performance goals are not attained. For the terms of awards granted in 2011, see the “Grants of Plan-Based Awards” table below and “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table,” beginning on page 39. Also, see the “Compensation Discussion and Analysis,” beginning on page 22, as well as Note 9 – Employee Benefit Plans in Progressive’s 2011 Annual Report to Shareholders, which is included as an appendix to this Proxy Statement, for further discussion of the restricted stock unit awards and our recognition of expense relating to such awards.

[2]

Amounts were earned under The Progressive Corporation 2007 Executive Bonus Plan for all NEOs. Amounts reported include, if any, non-equity incentive plan compensation to be deferred in 2012 under our Executive Deferred Compensation Plan (“EDCP”). Further discussion of these plans is included in our “Compensation Discussion and Analysis,” beginning on page 22, and below under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table,” beginning on page 39, and “Nonqualified Deferred Compensation” beginning on page 46.

[3]	All Other Compensation is comprised of the following:

Name	Employer Contributions[a]	Perquisites		Other[b]	Total All Other Compensation
Glenn M. Renwick	$12,000	$115,510	[c]	$750	$128,260
Brian C. Domeck	12,000	—		750	12,750
Susan Patricia Griffith	12,000	—		42	12,042
John P. Sauerland	12,000	—		—	12,000
M. Jeffrey Charney	—	—		561	561

[a]

Represents employer matching contributions made during 2011 under our 401(k) plan. Amounts contributed are based on the level of employee contribution, with a maximum annual employer contribution of $12,000.

[b]

Represents service anniversary awards paid to all employees and other minor items; as to Mr. Charney, the amount represents a payment to defray income taxes arising as a result of our reimbursement of certain relocation expenses which are taxable under IRS regulations.

[c]

Includes $109,619 in incremental costs for his personal use of our company airplane. We calculate incremental costs to include the cost of fuel and oil per flight; trip related inspections, repairs, and maintenance; crew travel expenses; on-board catering; trip related flight planning services; landing, parking, and hangar fees; supplies; passenger ground transportation; and other variable costs. Since the airplane is used primarily for business travel, we do not include the fixed costs that do not change based on personal usage, such as pilots’ salaries, the depreciation of the airplane, and the cost of maintenance not related to personal trips. In addition, the perquisite amount includes the incremental costs attributable to Mr. Renwick’s personal use of a company car, which is primarily limited to commuting to and from work.

[4]

Mr. Charney was hired by the company in November 2010. Amounts included in the “Bonus” column represent installment payments during 2011 of a signing bonus under his hiring agreement; see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” for additional information.

Grants of Plan-Based Awards

The following table summarizes awards that were eligible to be earned during 2011 under the 2007 Executive Bonus Plan (non-equity incentive plan awards), as well as restricted stock units awarded in 2011 under The Progressive Corporation 2010 Equity Incentive Plan, including both time-based and performance-based awards (equity incentive plan awards).

GRANTS OF PLAN-BASED AWARDS IN 2011

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Equity Awards[2]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Glenn M. Renwick[3]	NA	$0	$1,125,000	$2,250,000
	03/17/2011				0[5]	365,854[5]	731,708[5]	$7,500,007
Brian C. Domeck	NA	$0	$554,326	$1,108,652
	03/17/2011					21,708[4]		$445,014
	03/17/2011				0[5]	37,988[5]	75,976[5]	778,754
Susan Patricia Griffith	NA	$0	$541,827	$1,083,654
	03/17/2011					21,222[4]		$435,051
	03/17/2011				0[5]	33,952[5]	67,904[5]	696,016
John P. Sauerland	NA	$0	$541,827	$1,083,654
	03/17/2011					21,222[4]		$435,051
	03/17/2011				0[5]	33,952[5]	67,904[5]	696,016
M. Jeffrey Charney	NA	$0	$404,615	$809,230
	03/17/2011					19,758[4]		$405,039
	03/17/2011				0[5]	19,757[5]	39,514[5]	405,019

NA	= Not Applicable

[1]

The amount of non-equity incentive plan compensation earned by the named executive officers during 2011 is included in the “Summary Compensation Table” on page 38. Further description of these plans is provided in the “Compensation Discussion and Analysis” beginning on page 22 and the following narrative disclosure.

[2]

Awards are valued at the closing price on the date of grant, March 17, 2011, of $20.50 per share. The target amount of performance-based restricted stock unit awards granted represents the number of restricted stock units used to determine grant date fair value.

[3]	In 2011, Mr. Renwick did not receive a time-based restricted stock unit award.

[4]	Represents the number of shares covered by time-based restricted stock unit awards.

[5]

Represents the number of shares covered by performance-based restricted stock unit awards. These awards will vest from 0-200% of the target award only if and when pre-established performance goals are attained. See the following narrative disclosure for further details.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements. As of December 31, 2011, other than Mr. Charney, none of the named executive officers had an employment agreement with Progressive. Mr. Charney had an agreement that was entered into when he was hired in the fourth quarter 2010. This agreement covered his 2010 and 2011 salaries, hiring bonus payments, initial equity awards, severance rights, and certain other matters. The agreement does not guarantee his employment for any set period. The terms of the agreement had been fully performed as of December 31, 2011, although equity awards made under the agreement are scheduled to vest after that date, provided that Mr. Charney continues to satisfy the vesting requirements through the scheduled vesting dates.

Salary and Bonus Compensation. In total for 2011, salary and bonus compensation comprised approximately 8% of total compensation for Mr. Renwick, 19% for Mr. Domeck, 20% for Mrs. Griffith and Mr. Sauerland, and 36% for Mr. Charney. Mr. Charney joined the company as our Chief Marketing Officer in the fourth quarter 2010. Pursuant to his hiring agreement, we agreed to pay Mr. Charney a cash bonus intended to replace compensation he otherwise would have earned at his prior employer. A portion of the cash bonus was paid in early 2011 in the aggregate amount of $300,000. This amount was in addition to the amounts that he earned under our Gainsharing program during 2011, and is included in the Summary Compensation Table under the heading “Bonus.” No further bonus payments are due to Mr. Charney under his hiring agreement.

Non-Equity Incentive Compensation. Non-equity incentive compensation for the named executive officers is available under our 2007 Executive Bonus Plan and is determined using the following formula:

Paid Salary	X	Target Percentage	X	Performance Factor	=	Annual Bonus

For each named executive officer, the salary and the target percentage (as a percent of salary) are established by the Compensation Committee on an annual basis during the first quarter of the year. When the participant’s paid salary for the year is multiplied by his or her assigned target percentage, the product is referred to as the participant’s “target bonus” or “target bonus amount” for the year. For 2011, Mr. Renwick’s target percentage for non-equity incentive compensation was 150% of salary; the target percentage was 125% of salary for Messrs. Domeck and Sauerland and Mrs. Griffith, and 100% of salary for Mr. Charney.

Under the 2007 Executive Bonus Plan, the performance factor is determined for all named executive officers after the end of each year based on our actual operating performance for that year, when compared to objective criteria previously established by the Compensation Committee of the Board of Directors. The performance factor can range from 0.0 to 2.0 each year, depending on the extent to which our results meet, exceed, or fall short of the objective performance goals established by the Committee. As a result, each participant can earn an annual cash bonus of between 0.0 and 2.0 times his or her target bonus, with the amount equal to 2.0 times an executive’s target bonus thus being the executive’s maximum potential bonus. The executive’s annual cash bonus would equal the target bonus amount if the applicable performance factor equals a 1.0 for the year. Each executive must be employed on November 30th of the plan year to be eligible to receive the bonus for that year. Bonuses are paid in early February in the ensuing year, after the appropriate approvals and certifications are received from the Compensation Committee.

For 2011, each of the named executive officers earned his or her bonus solely under performance criteria designed to evaluate the growth and profitability of our core insurance businesses, excluding our investment results (the “core business”). The core business was defined to include the Agency auto business, the Direct auto business, the special lines business, and the Commercial Auto business.

The performance factor for the core business for 2011 was calculated as follows:

•

A separate “Gainsharing matrix” was established by the Committee for each of the Agency auto, special lines, and Commercial Auto business units. Each matrix assigned a performance score between 0.0 and 2.0 to various combinations of growth and profitability for the applicable business unit. In each case, profitability was measured by the calendar year combined ratio determined in accordance with accounting principles generally accepted in the United States of America (GAAP), and growth was measured by reference to the number of “policies in force” for each business unit.

•

Two separate Gainsharing matrices were established for the Direct auto business unit. One Direct auto matrix was based on the number of new insurance policies written during the year, as compared with the prior year (the “new” matrix), and the other Direct auto matrix was based on the retention rate for policies in existence at the beginning of the year (the “renewal” matrix). Each matrix assigned a performance score between 0.0 and 3.0 to various combinations of growth and profitability for the applicable component (new or renewal) of the business unit, although the Direct auto business unit as a whole could not achieve a score in excess of 2.0. As with the matrices described above, profitability was determined by the GAAP combined ratio and growth was measured using policies in force.

•

Actual growth and profitability performance results for each of the Agency auto, special lines, and Commercial Auto business units, and for the new and renewal components of the Direct auto business unit, were determined after year end and compared to the appropriate matrix to produce a performance score for each business unit. In the case of Direct auto, the actual performance results for the new and renewal components of the business unit were compared to the applicable matrix to generate a score, and those results were combined based on a formula pre-established by the Committee to calculate the overall score for the Direct Auto business unit.

•

The performance scores achieved by each of the business units were weighted, based on the percentage of net premiums earned in the respective business unit during the year as compared to the core business as a whole. The weighted scores for the business units were then added together to produce a performance factor for the core business as a whole.

In 2011, the performance factor for the core business determined according to these criteria was 1.10. The following table presents the overall 2011 growth and profitability data for the business units that comprised our core business, and for our insurance operations on a companywide basis.

Business	GAAP Combined Ratio[1]	Increase (Decrease) in Policies in Force
Agency	92.6	4%	[2]
Direct	93.9	6%	[2]
Special lines	—	5%
Commercial Auto	90.9	0%
Companywide insurance operations[3]	93.0	5%

[1]

Consistent with the presentation of the combined ratio of our Personal Lines segment in our public reports, the combined ratio results for our special lines business are not presented separately and, instead, are included in either the Agency or Direct results in the table above, depending on whether the underlying policy is written through agents/brokers or directly by Progressive.

[2]	Includes only auto policies in force.

[3]

Includes certain operations (principally, businesses that are currently in run off) that are excluded from the definition of “core business” under the plan. The aggregate core business generated a GAAP combined ratio of 92.4 and a 5% increase in policies in force.

Using actual performance results for the year and the matrices discussed above, we determined the performance score for each business unit comprising the core business, weighted those scores based on each business unit’s relative contribution to overall net premiums earned, and then added the weighted scores to determine the performance factor for the core business as a whole:

Business	Business Unit Performance Score	Weighting Factor	Weighted Performance Score
Agency auto	1.14	45.44%	.52
Direct auto	.99	36.38%	.36
Special lines	1.73	8.33%	.14
Commercial Auto	.86	9.85%	.08
Performance Factor			1.10

The 2011 Gainsharing bonuses for each of the named executive officers was calculated using the 1.10 performance factor. The amounts of those payments are shown in the Summary Compensation Table under the heading “Non-Equity Incentive Plan Compensation.”

Under our 2007 Executive Bonus Plan, bonuses paid to executives will be subject to recoupment by Progressive if operating or financial results that are used in the bonus calculation are later restated. If an executive engages in fraud or other misconduct leading to the restatement, he or she would be required to repay the entire bonus paid for the year(s) in question, plus interest and the costs of collection, and there is no time limit on our ability to recover such amounts other than limits imposed by law. In addition, we would have the right to require repayment of any excess bonus resulting from the calculation from an executive who did not engage in misconduct, but nonetheless received a bonus that was artificially high due to the use of incorrect financial results, but only to the extent that the potential recovery would exceed the lesser of 5% of the bonus paid or $20,000 and the restatement occurs within three years after the bonus is paid. Plans covering bonuses paid to executives in prior years do not include such a provision, however, our ability to recoup any bonuses paid under the prior plans if such a restatement were to occur would depend on the availability of general legal and equitable remedies under state or federal law.

Equity Incentive Plan Awards. In 2011, all of the equity incentive plan awards were granted pursuant to our 2010 Incentive Plan. We granted both time-based and performance-based restricted stock unit awards to the named executive officers, other than Mr. Renwick, who received only a performance-based restricted stock unit award. Restricted stock unit awards entitle the holder to receive, upon the satisfaction of all requirements for vesting, one share of Progressive stock in exchange for each unit vesting. Unit awards do not have voting rights, but are entitled to dividend equivalent payments at the time dividends are paid to holders of our common shares; those dividend equivalent payments are reinvested into additional restricted stock units, which will be paid to the named executive officers (and other recipients) only if and when the underlying restricted stock unit award vests.

The named executive officers, other than Mr. Renwick, were awarded time-based restricted stock unit awards with a value equal to 100% of their respective salaries. Those awards are scheduled to vest in equal installments on January 1st of 2014, 2015, and 2016, provided that the executive continues to satisfy the vesting requirements at that time.

We also granted performance-based restricted stock unit awards to the named executive officers in 2011. The value of the performance-based awards was determined by the Compensation Committee, also based on a percentage of each individual’s salary and the value of our common shares at the time of grant. Mr. Renwick received an award with a value equal to 1,000% of his salary, while Mr. Domeck received an award with a value equal to 175% of his salary, Mrs. Griffith and Mr. Sauerland received awards with a value equal to 160% of his or her respective salary, and Mr. Charney received an award with a value equal to 100% of his salary. These awards will vest if and to the extent that the compounded annualized growth of our personal and commercial auto businesses, measured in terms of direct premiums written, for the three-year period ending December 31, 2013 exceeds the aggregate personal and commercial auto insurance market’s growth rate (excluding Progressive) over that period (in each case, determined using A.M. Best data), and our combined ratio is 96 or lower for the 12-month period preceding the Committee’s required certification of those performance results. More specifically, the ultimate payout (if any) at the end of the three-year period is determined by the performance of the company, as follows:

Performance vs. Market	Number of Units Vesting
If our growth rate exceeds the market growth rate by three percentage points or more	200% of the target number of units will vest; this is the maximum possible award value

If our growth rate exceeds the market growth rate by more than two but less than three percentage points

Between 100% and 200% of the target number of units will vest, in proportion to the extent to which our growth rate exceeds the market’s growth rate above two percentage points (e.g., if our growth rate exceeds the market growth rate by 2.4 percentage points, then 140% of the award will vest)

If our growth rate exceeds the market growth rate by up to two percentage points

Up to 100% of the target number of units will vest, in proportion to the extent to which our growth rate exceeds the market’s growth rate (e.g., if our growth rate exceeds the market growth rate by 1.2 percentage points, then 60% of the award will vest)

If our growth rate is equal to or less than the market growth rate	The award will not vest and is forfeited

In the event that the growth goal is satisfied for the three-year period but the profitability goal is not satisfied when the Committee is in a position to certify the growth results, the awards will remain open for vesting until January 31, 2016, in order to allow the opportunity to satisfy the profitability goal; the awards will expire and be forfeited if vesting does not occur before that date. Satisfaction of this goal of market outperformance would result in an increase in our market share, which, together with the profitability goal, we believe will benefit all Progressive shareholders over time.

Equity awards in 2010 included substantially similar vesting terms as those made in 2011. In 2009, we granted both time-based and performance-based restricted stock awards to named executive officers. Those awards have voting rights equivalent to those of holders of our common shares, but holders are not entitled to receive dividend payments at the time those payments are made to other shareholders. Instead, those dividend payments are retained by the company and will be paid to the named executive officer (and other recipients), with interest, only if and when the related restricted shares vest. The performance-based awards can vest between 0% and 100% of the award value, depending on our performance as compared to the industry as a whole and our satisfaction of a profitability requirement, similar to the approach described above for the 2011 awards.

All restricted stock awards and restricted stock unit awards are made subject to accelerated vesting pursuant to the “qualified retirement” and “change in control” provisions in our 2010 Incentive Plan. Mr. Renwick is the only NEO who is currently eligible for qualified retirement benefits under the plan. See “Potential Payments Upon Termination or Change in Control” beginning on page 48 for further discussion of these plan provisions.

The performance-based equity awards made in 2009 through 2011, are subject to recoupment by Progressive in the event of a financial restatement of the operating or financial results which caused those performance-based shares to vest, in certain circumstances. An executive who engages in fraud or other misconduct leading to the restatement would be required to repay all such shares or an equivalent dollar amount, at our election, plus interest and the costs of collection, and there would be no time limit on our ability to recover those amounts other than limits imposed by law. In addition, we would have the right to require repayment from an executive who does not engage in misconduct, but nonetheless has his or her shares vest due to the use of incorrect financial results, but without interest and only if the restatement occurs within three years after the vesting date.

Further discussion of our compensation strategy and plans can be found in the “Compensation Discussion and Analysis,” beginning on page 22.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the unvested restricted stock and restricted stock unit awards outstanding under our 2003 and 2010 Incentive Plans. The value of the equity awards is calculated using $19.51 per share, the closing price of Progressive shares on the last business day of 2011.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2011

	Stock or Unit Awards[1]
Name	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Shares or Units That Have Not Vested ($)
Glenn M. Renwick	361,259	[2]	$7,048,163	361,253	[3]	$7,048,046
	—		—	1,965,185	[4]	38,340,759
Brian C. Domeck	—		—	103,105	[3]	2,011,579
	—		—	201,180	[4]	3,925,022
Susan Patricia Griffith	—		—	102,389	[3]	1,997,609
	—		—	226,565	[4]	4,420,283
John P. Sauerland	—		—	102,022	[3]	1,990,449
	—		—	194,740	[4]	3,799,377
M. Jeffrey Charney	—		—	94,764	[3]	1,848,846
	—		—	19,757	[4]	385,459

[1]	Amounts include restricted stock awards and restricted stock unit awards, including additional units credited upon the reinvestment of dividend equivalents.

[2]

Represents time-based restricted equity awards that have been earned by Mr. Renwick under the “qualified retirement” provisions of the 2003 Incentive Plan (see “Qualified Retirement Provisions under Equity Plans” below); such shares will vest upon the earlier of the vesting dates defined in the restricted equity award agreements (see table below) or Mr. Renwick’s separation from the company.

[3]

Represents time-based restricted stock awards or restricted stock unit awards. Except as noted, awards are scheduled to vest on January 1 of the third, fourth, and fifth years after the grant date. Following are the applicable vesting dates for those awards:

Name	01/01/2012		01/01/2013		01/01/2014	01/01/2015	01/01/2016	Total
Glenn M. Renwick[a]
Earned awards (see note 2 above)	121,319		187,856		52,084	—	—	361,259
Unearned awards	121,316		187,854		52,083	—	—	361,253
Brian C. Domeck	24,691		28,104		27,343	15,731	7,236	103,105
Susan Patricia Griffith	25,113		27,850		26,982	15,370	7,074	102,389
John P. Sauerland	24,691		27,905		26,982	15,370	7,074	102,022
M. Jeffrey Charney	37,503	[b]	37,503	[b]	6,586	6,586	6,586	94,764

[a]	Mr. Renwick’s 2010 award vests in full on January 1, 2013. Mr. Renwick was not given a time-based award in 2011.

[b]	Mr. Charney’s initial time-based award is scheduled to vest on January 1, 2012 and 2013.

[4]

Following are the number of performance-based restricted stock or restricted stock units, including reinvested dividend units, if applicable, for each of the named executive officers, by year of grant:

	Grant Year
Name	2004	2005	2006	2007	2008	2009	2010	2011	Total
Glenn M. Renwick	178,260	166,280	141,640	178,655	236,740	312,500	385,256	365,854	1,965,185
Brian C. Domeck	2,760	2,800	2,360	15,245	23,990	39,584	76,453	37,988	201,180
Susan Patricia Griffith	13,820	13,960	12,460	16,675	23,045	38,000	74,653	33,952	226,565
John P. Sauerland	2,960	3,100	2,840	15,245	23,990	38,000	74,653	33,952	194,740
M. Jeffrey Charney	—	—	—	—	—	—	—	19,757	19,757

Following are the performance criteria that must be achieved to enable the performance-based restricted equity awards to vest for the year of grant indicated (NPE=Net Premiums Earned; DPW=Direct Premiums Written; CR=Combined Ratio):

	Target		Expiration Date[a]
Grant Year	Growth ($ in billions)	CR
2004	NPE of $15.0	97	12/31/2013
2005	NPE of $17.5	96	12/31/2014
2006	NPE of $20.0[b]	96	12/31/2015
2007	NPE of $19.0	96	12/31/2016
2008	NPE of $16.5	96	12/31/2017
2009	DPW 2% > market (over a 3-year period)[c]	96	01/31/2014
2010	DPW 2% > market (over a 3-year period)[d]	96	01/31/2015
2011	DPW 2% > market (over a 3-year period)[e]	96	01/31/2016

[a]	If these objectives are not achieved prior to the applicable expiration date, the awards will be forfeited.

[b]

In 2009, the company determined it was unlikely this target would be met before award expiration. As such, all previously recognized expense was reversed; however, the shares will not be forfeited by the employee until expiration.

[c]

Performance-based restricted stock awards granted in 2009, will fully vest, if at all, only if the company’s DPW growth rate measured by annual growth between December 31, 2008 and December 31, 2011 exceeds the growth rate of the auto insurance market as a whole over that same period by a 2% margin with a CR of 96 or less over the most recent 12 months, based on A.M. Best data. If the company’s compounded growth rate exceeds the market’s growth by less than 2%, a ratable portion of the award will vest. In the event that the growth goal is satisfied for the 3-year period, but the 12-month profitability goal is not satisfied when the initial vesting determinations are made, the award will remain open until January 31, 2014 in order to allow the opportunity to satisfy the profitability goal. At December 31, 2011, the company expected this award to fully vest at 100% of the target value.

[d]

Performance-based restricted stock unit awards granted in 2010, have generally the same terms as the 2009 awards, except: (i) the measurement period for growth is December 31, 2009 through December 31, 2012; (ii) these awards can vest ratably from between 100% and 200% of the initial award value if the company’s compounded annual growth rate exceeds the market’s growth rate by between two percentage points and three percentage points; (iii) the award will remain open, if necessary, until January 31, 2015, in order to allow the opportunity to satisfy the profitability goal; and (iv) the market growth rate will be adjusted to exclude Progressive from the growth calculation. At December 31, 2011, the company expected this award to vest at 175% of the target value; as required, the amount shown above represents the maximum award value.

[e]

Performance-based restricted stock unit awards granted in 2011 have the same award terms as the 2010 awards except the measurement period for growth is December 31, 2010 through December 31, 2013. If necessary, the award will remain open until January 31, 2016 in order to allow the opportunity to satisfy the profitability goal. For additional information on the 2011 awards, see the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table,” beginning on page 39. At December 31, 2011, the company expected this award to vest at target value.

Option Exercises and Stock Vested

The following table summarizes the exercise of stock options and the vesting of restricted stock awards during 2011. The stock options were exercised at various dates during the year, while all of the restricted stock awards vested on January 1, 2011, at a price of $19.89 per common share.

OPTION EXERCISES AND STOCK VESTED DURING 2011
	Option Awards		Restricted Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting		Value Realized on Vesting
Name	(#)	($)	(#)		($)
Glenn M. Renwick	627,631	$4,641,771	185,684	[1]	$3,693,255
Brian C. Domeck	22,774	168,600	15,655		311,378
Susan Patricia Griffith	—	—	17,657		351,198
John P. Sauerland	—	—	15,643		311,139

[1]	The following table summarizes the restricted stock awards that were deferred pursuant to the EDCP:

		Deferral Amounts
Name	Grant Year	Shares (#)	Value ($)	Deferral Period	Distribution Method
Glenn M. Renwick	2006	47,216	$939,126	a	10 annual installments
	2007	59,553	1,184,509	a	10 annual installments
	2008	78,915	1,569,620	a	10 annual installments

		185,684	$3,693,255

[a]	No distribution date was specified by the participant; therefore, distributions will commence six months after separation from the company.

Nonqualified Deferred Compensation

The following table summarizes amounts contributed to, earned within, and distributed from The Progressive Corporation Executive Deferred Compensation Plan (EDCP) during 2011, as well as each NEO’s aggregate ending balance in the EDCP at December 31, 2011. Participation in the EDCP is voluntary; all NEOs except Mr. Charney have elected to participate in the EDCP at various times. Deferral elections are made annually for both non-equity incentive compensation and restricted equity awards. Non-equity incentive compensation can be deferred in whole or in part at the executive’s discretion. Non-equity incentive compensation is credited to the EDCP when the applicable bonus has been earned and otherwise would have been paid. Deferral elections for time-based restricted equity awards pertain to the award made in that year and partial deferrals are not allowed. The time-based awards generally have a tiered vesting; therefore, credits are made to the EDCP at each vesting date.

NONQUALIFIED DEFERRED COMPENSATION DURING 2011

	Executive Contributions in Last Fiscal Year[1]	Registrant Contributions in Last Fiscal Year[2]	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions[3]	Aggregate Balance at Last Fiscal Year-end[4]
Name	($)	($)	($)	($)	($)
Glenn M. Renwick	$4,958,880	$—	($223,341)	$163,542	$40,517,995
Brian C. Domeck	—	—	(20,074)	—	1,280,120
Susan Patricia Griffith	—	—	(19,892)	—	432,143
John P. Sauerland	—	—	(6,285)	—	570,909

[1]

Amounts contributed in the last fiscal year are not included in the 2011 information reported in the Summary Compensation Table on page 38, since these contributions resulted from restricted stock awards that vested on January 1, 2011 (see the table in the “Option Exercises and Stock Vested” section) from awards that were originally granted in 2006, 2007, and 2008, and from non-equity incentive compensation earned in 2010.

[2]	Progressive makes no supplemental contributions to the EDCP in the year of deferral or in subsequent years.

[3]	Represents scheduled distributions based on the applicable executive’s elections in prior years.

[4]

Amounts represent the accumulation of previously deferred non-equity incentive compensation awards or restricted stock awards, either time-based or performance-based. For Mr. Renwick, the amounts previously reported in our Summary Compensation Table from 2006 through 2011 were $10,775,269. No other NEO had deferred amounts reported in our Summary Compensation Tables during this period.

The named executive officers are eligible to defer all or part of the non-equity incentive compensation earned under the 2007 Executive Bonus Plan, as well as all of their restricted stock and restricted stock unit awards that were granted under the 2003 Incentive Plan or 2010 Incentive Plan. We have established an irrevocable grantor trust to provide a source of funds to assist us in meeting our liabilities under the EDCP. The trust has 17 mutual funds, as well as Progressive common shares, as deemed investment choices under the plan. The participant selects the deemed investment choices for contributions and transfers. Fund transfers are limited to twice per quarter. All deferrals are eligible for transfer, except that deferrals of restricted stock awarded in March 2005 or thereafter are automatically deemed invested in Progressive common shares until the date of distribution under the plan.

Amounts equal to the deferred cash bonuses or restricted equity awards are deposited by Progressive into the trust at the time that the bonus otherwise would be paid to the participant or the restricted equity awards would vest. We make no matching contributions or additional deposits on behalf of any participant. To secure our future payment obligations to participants, the trust holds investments equivalent in kind and number to the aggregate deemed investment elections selected by participants. The rights of participants and their beneficiaries under the EDCP are merely unsecured contractual rights against us. Participants have no proprietary rights or interests in the trust’s assets, including any securities that are held by the trust, all of which remain subject to the claims of our general creditors. We do not guarantee any specific rate of return to participants who defer amounts into the EDCP. Following is a listing of deemed investment choices including the annual rate of return on each investment alternative during 2011:

Fund	One-Year Performance As of 12/31/2011 (%)
American Advantage Small Cap Value Fund—Institutional Class	(4.05)%
Fidelity Diversified International Fund—Class K	(13.62)
Fidelity Low Priced Stock Fund—Class K	0.06
Fidelity Mid-Cap Stock Fund—Class K	(2.25)
Fidelity Retirement Money Market Fund	0.01
John Hancock Small Company Fund—Class A	(5.17)
Oakmark Equity and Income Fund—Institutional Class	0.64
PIMCO Total Return Institutional Fund	4.16
Templeton World Fund—Class A	(5.49)
The Progressive Corporation Stock Fund	0.16
Vanguard Growth Index Fund—Institutional Class	1.89
Vanguard Institutional Index Fund	2.09
Vanguard Mid-Cap Index Fund—Institutional Class	(1.96)
Vanguard Small-Cap Index Fund—Institutional Class	(2.65)
Vanguard Total Bond Market Institution Fund	7.72
Vanguard Total International Stock Fund	(14.51)
Vanguard Value Index Fund—Institutional Class	1.17
Wasatch Small Cap Growth Fund	(0.06)

Distributions from the EDCP are made in accordance with an election made by the participant prior to earning the deferred award. Distributions are made in a lump-sum or in three, five, or ten annual installments at the earlier of the date selected by the participant or upon his or her termination from Progressive. For deferrals made after 2004, distributions resulting from termination of employment will be made six months after the participant leaves the company. In addition, distributions may be triggered by certain “change in control” events. For deferrals occurring in and prior to 2004, the events triggering such distributions would be the same as the events triggering change-in-control payments under our 2003 Equity Incentive Plan, as described in the next section. For post-2004 deferrals, the plan has been revised to reflect the change-in-control definition required by Section 409A of the Internal Revenue Code.

Participants are permitted to change the schedule for certain distributions if they give at least 12 months notice and, with respect to post-2004 deferrals, they delay those distributions by at least five years. All distributions are made in cash, with the exception of deferred restricted equity awards granted in or after March 2005, which awards will be deemed invested in Progressive common shares for the entire deferral period and distributed in common shares. The participant’s respective rights and interests under the plan may not be assigned or transferred under any circumstances.

Potential Payments Upon Termination or Change In Control

The following table highlights the benefits that may be received by our executive officers, as well as other employees who participate in the applicable benefit plans, when certain events occur that result either in the termination of the employee’s employment or a change in control of the company.

Is the Executive Eligible to Receive[1]:
Under Equity Plans
If This Triggering Event Occurs:	Severance Benefits?		Change in Control Benefits[2]?	Qualified Retirement Benefits?	Other Termination Provisions?	Payments under EDCP[3]?
Involuntary termination (without cause)		✓	—	—	—		✓
Voluntary separation (excluding retirement)		—	—	—	—		✓
Retirement – qualified (as defined in the plan)[4]		—	—	✓	—		✓
Retirement – nonqualified		—	—	—	—		✓
Termination for cause		—	—	—	—		✓
Change in control, no loss of employment		—	✓	—	—		✓
Change in control and involuntary termination (without cause) or resignation due to a significant job change	✓		✓	—	—	✓
Death or disability		—	—	—	✓	✓

[1]

This table is intended as a general summary only. An executive’s eligibility to receive any of the benefits outlined in this table may be subject to certain criteria, conditions, or other requirements as set forth in the applicable plan documents or related agreements. See below for additional discussions.

[2]

Depending on the type of the award and nature of the change-in-control event, these awards either will be subject to a “single trigger” provision (i.e., vesting occurs immediately upon occurrence of the change-in-control event), or a “double trigger” provision (i.e., vesting occurs only if, within 24 months after the event takes place, the award recipient is terminated or leaves the company’s employ for “good reason”). See “Change-in-Control Provisions Under Equity Plans” below for additional information.

[3]

An executive will be entitled to receive payments under the EDCP only if he or she elected to participate in the plan and deferred annual non-equity incentive compensation or equity-based awards during the course of his or her employment. See the “Nonqualified Deferred Compensation” discussion above for additional information.

[4]

Under our equity plans, as discussed below, a “qualified retirement” excludes any termination of employment for cause (as defined in the plans) or by reason of the participant’s death or, in certain cases, disability. A “qualified retirement” and an involuntary termination without cause may occur at the same time.

The significant provisions of our executive separation allowance plan, as well as the provisions of our equity plans involving “change in control,” “qualified retirement,” severance, and death and disability benefits, are discussed in more detail below. Payments to be made under our EDCP upon an executive’s termination of employment or a “change in control” are discussed under the “Nonqualified Deferred Compensation” section above. We do not provide other benefits that are triggered by an employee’s termination or retirement or by a change in control, except for our 401(k) plan (which is available to all employees) or those required by law (such as postemployment medical insurance coverage under COBRA).

Severance. Our executive separation allowance plan is designed to provide executives with defined financial payments if we ask the executive to leave under certain circumstances. The plan covers our named executive officers, other executive officers, and all other equity-eligible employees of Progressive. Among other terms and conditions, we will pay a separation allowance (severance) payment to an executive if:

•	his or her employment terminates for reasons other than resignation (including retirement), death, disability, leave of absence, or discharge for cause (as defined in the plan); and

•	the employee signs a termination and release agreement as required by the plan.

The amount of the severance payment will vary among employees based on position and years of service. For the NEOs, the severance payment would equal three years of the executive’s base salary only at the time of termination, except for Mr. Charney, whose potential severance payment through December 31, 2011 was set at one times his salary by his hiring agreement. Beginning in January 2012, Mr. Charney’s potential severance payment has increased to three times his salary. Pursuant to changes in the executive separation plan approved in 2011, any new hire to the executive team would be entitled to graduated severance benefits, as follows: one year of salary for the first year of employment; two years of salary for the second year of employment; and three years of salary thereafter. In addition, under the plan, the executive would be entitled to continue medical, dental, and vision benefits for a period not to exceed 18 months at our cost, except that the terminated executive would be required to make contributions to the cost of those benefits to the same extent as he or she did prior to termination.

In addition, the plan provides that executives and certain other covered employees will have the right to receive a severance payment in accordance with the formula described above, if during the three-year period after any change in control of Progressive, either:

•	the participant’s employment is terminated for reasons other than resignation (including retirement), death, disability, leave of absence, or discharge for cause, as defined in the plan; or

•	the participant resigns due to a job change (defined below).

For purposes of the plan, the definition of “change in control” incorporates the definition from our equity incentive plans for employees (described below). The term “job change” is defined as either a decrease in the individual’s total pay package, whether in the same job or after a job transfer, or the imposition of significantly different job duties, shift, work location, or number of scheduled work hours.

The following table summarizes the severance payments that would have been made to the NEOs, and the estimated value of health and welfare benefits for which the executive would have been eligible, if the executive had separated from Progressive at December 31, 2011, under circumstances requiring payments from the executive separation plan:

Name	Amount of Severance Payment	Estimated Value of Health Benefits
Glenn M. Renwick	$2,250,000	$14,034
Brian C. Domeck	1,335,000	20,463
Susan Patricia Griffith	1,305,000	18,498
John P. Sauerland	1,305,000	20,463
M. Jeffrey Charney	405,000	20,463

Upon the termination of employment of our CEO, any other NEO, or another executive officer due to a resignation (including retirement), death, disability, leave of absence, or discharge for cause (as defined in the plan), no separation allowance would be payable under the executive separation allowance plan.

Change-in-Control Provisions Under Equity Plans. Benefits also are provided to NEOs and other holders of equity awards under our equity plans upon the occurrence of a change in control or, in the case of previously granted restricted stock awards only, a potential change in control, as defined in those plans.

Restricted Stock

Under our 2003 Incentive Plan, the Board of Directors has the authority to “override” change-in-control benefits applicable to awards of restricted stock made prior to March 2010, if the Board has given its prior approval to a transaction that would otherwise trigger the benefits to be paid. If the Board’s prior consent is not obtained, our equity plans include provisions providing for the immediate vesting of, and payments to the holders of restricted stock awards in an amount equal to the value of the outstanding awards upon the occurrence of any change in control or a potential change in control, as described below. These provisions apply to unvested restricted stock awards, including both time-based and performance-based awards.

A change in control would be deemed to occur upon the occurrence of any of the following events, unless the Board approves the change prior to either (i) the commencement of the applicable events, or (ii) the commencement of a tender offer for our stock:

•	acquisition of 20% or more of the voting power of our outstanding shares, with certain exceptions including acquisitions by a passive investor with only an investment intent;

•	turnover of a majority of the Board of Directors during a 24-month period, without the approval of the prior Board members; or

•	occurrence of a transaction requiring shareholder approval for the acquisition of Progressive, or any portion of our shares, through purchase of shares or assets, by merger or otherwise.

For awards made in or after March 2007, a potential change in control would be deemed to occur upon the acquisition of 5% or more of Progressive’s voting power, together with a resolution by the Board of Directors that a potential change in control has occurred.

For restricted stock awards made prior to March 2007, a potential change in control would include, in addition to an event described in the immediately preceding paragraph, the approval by shareholders of an agreement, the consummation of which would constitute a change in control (as described above), unless the Board approved such change prior to its commencement. In 2007, the Board modified our 2003 Incentive Plan to remove this triggering event for awards made in or after March 2007.

Restricted Stock Units

Beginning with awards of restricted stock units in March 2010, we modified the rights of award recipients in the event of a change in control of the company. For such awards, the definition of “change in control” has been revised to reflect a narrower range of triggering events (and a “potential change in control” will no longer trigger benefits), and we have introduced the requirements of a loss of job or other adverse employment action in certain circumstances before benefits are triggered.

Under the new provisions, a “change in control” is deemed to occur upon a change in ownership of the company, a change in the effective control of the company, or a change in the ownership of a substantial portion of the company’s assets, each as further defined in Section 409A of the Internal Revenue Code and related regulations. Upon any change-in-control event, outstanding restricted stock units may vest immediately (sometimes referred to as a “single trigger”) or, alternatively, only after the executive is terminated or leaves the company’s employ for “good reason” (i.e., a “double trigger”), depending on the type of award and the nature of the change-in-control transaction. “Good reason” is defined by the plan to include various adverse employment decisions, such as a significant change in duties, position or responsibilities; a decrease in pay, bonus opportunity, or equity awards; a required relocation; and the denial of the right to participate in health and welfare plans on the same basis available to other employees, in each case occurring within 24 months after the change in control.

Outstanding restricted stock unit awards will be controlled by the “double trigger” vesting requirements in the following circumstances:

•

if the transaction does not result in the liquidation or cancellation of, or other change to, the company’s stock (e.g., a change of control resulting from an investor purchasing the necessary portion of our common shares or from turnover of our Board of Directors, or where Progressive’s stock is the surviving security in a corporate transaction), then immediate vesting does not occur and all unvested awards remain in effect; and

•

if in a corporate transaction the other company’s stock is the surviving security, then all outstanding time-based awards will be converted into a new equity award with an equivalent value and substantially similar terms and conditions, including vesting requirements.

On the other hand, a “single trigger” vesting provision will require immediate vesting upon a change in control under the following circumstances:

•

any transaction that results in the payment of cash to holders of Progressive’s common stock will result in immediate vesting of restricted stock units and a payout of the appropriate amount of cash to the holders; and

•

if the other company’s stock is the surviving security in a corporate transaction, then all performance-based awards will be immediately vested as of the date of the transaction and the value paid out in cash.

In the event of an immediate vesting event relating to performance-based awards, the cash payment will be based on the target number of units comprising the award.

The following table quantifies each NEO’s benefits under our equity incentive plans, if a change in control had occurred and a payment had been required under the applicable plan on December 31, 2011:

Name	Payments on Unvested Restricted Stock Unit Awards[1]	Payments on Unvested Restricted Stock Awards[2]	Total Payments
Glenn M. Renwick	$14,654,158	$36,530,642	$51,184,800
Brian C. Domeck	2,407,686	3,039,824	5,447,510
Susan Patricia Griffith	2,290,236	3,659,273	5,949,509
John P. Sauerland	2,290,236	3,025,562	5,315,798
M. Jeffrey Charney	2,234,319	—	2,234,319

[1]

Includes time-based and performance-based restricted stock units, plus reinvested dividend equivalents. Performance-based units are valued at their target amount, which is the payout amount which would occur upon a change in control described above.

[2]

Includes, with respect to restricted stock awards made in or after March 2007, amounts equal to dividends paid on common shares, plus accrued interest, which amounts will be paid under the plan only upon the vesting of the underlying restricted stock awards.

Qualified Retirement Provisions under Equity Plans. Executive officers, along with other equity award recipients, are eligible for the “qualified retirement” treatment under our incentive compensation plans. Under this arrangement, executives who leave their employment with Progressive after satisfying certain age and years-of-service requirements (described below), generally:

•	receive 50% of unvested time-based restricted stock and restricted stock unit awards then outstanding (with the remaining 50% being forfeited); and

•

retain 50% of unvested performance-based restricted stock and restricted stock unit awards that will vest, if at all, only upon satisfaction of the performance objectives associated with those awards (and the other 50% are forfeited).

For all awards made prior to March 2008, a “qualified retirement” requires the equity award holder to be age 55 or older, and the total of his or her age plus years of service with Progressive must be at least 70, at the time of retirement. For awards made in or after March 2008, the qualification standard was changed to require the employee to be age 55 or over and have at least 15 years of service with Progressive at the time of retirement. In addition, for restricted stock units issued on or after March 2010, to be eligible, the participant must have received an acceptable evaluation in his or her most recent performance evaluation.

Generally, an executive’s participation in these arrangements is on the same terms and conditions as are available to other equity award participants, except that if the CEO or one of the executives who directly reports to him, a group that includes the other four NEOs, provides at least one full year of notice of his or her intention to leave employment after qualifying for retirement, he or she will retain 100% of his or her unvested performance-based restricted equity awards (not just 50% as stated above), although such performance-based equity awards will vest only if and when the applicable performance goals are achieved prior to expiration.

The rights conferred by these provisions may be limited or forfeited if the Compensation Committee determines that the executive has engaged in any “disqualifying activity,” which is defined to include, among other activities, the following:

•

directly or indirectly being an owner, officer, employee, advisor, or consultant to a company that competes with Progressive, its subsidiaries, or affiliates to an extent deemed material by the Committee;

•	disclosure to third parties or misuse of any confidential information or trade secrets of Progressive, its subsidiaries, or affiliates;

•	any material violation of Progressive’s Code of Business Conduct and Ethics or any agreement between Progressive and the executive; or

•

failing in any material respect to perform the executive’s assigned responsibilities as an employee of Progressive or any of its subsidiaries or affiliates, as determined by the Committee, in its sole judgment, after consulting with the Chief Executive Officer.

The ownership of less than 2% of the outstanding voting securities of a publicly traded corporation which competes with Progressive or any of its subsidiaries or affiliates will not constitute a disqualifying activity.

As of December 31, 2011, the only NEO who was eligible for qualified retirement treatment was Mr. Renwick. The value of his qualified retirement benefits, if he had retired on December 31, 2011, would have been as follows:

Name	Value of Qualified Retirement Benefits[1] (As of 12/31/11)
	Time-Based Equity Awards	Performance-based Equity Awards[2]
		Retirement Without One-Year Notice		Retirement With One-Year Notice
		Minimum	Maximum[3]	Minimum	Maximum[3]
Glenn M. Renwick	$7,529,955	$0	$23,510,552	$0	$47,021,102

[1]	Includes deferred dividends and reinvested dividend equivalent units, which will vest and be paid out at the time of vesting in the same proportion that the underlying awards vest.

[2]

Value depends on whether, and for awards after 2008 the extent to which, the company achieves the applicable performance goals established at the time each award was made, within the time periods permitted by the award. See the “Outstanding Equity Awards” table beginning on page 44 for more information.

[3]

Assumes all outstanding awards vest in full. As discussed above, we have determined that the 2006 performance-based restricted stock award is not likely to vest prior to its expiration; if this award does not vest, the maximum values would be $22,128,854 for retirement without a one-year notice and $44,257,705 for retirement with a one-year notice.

Other Termination Provisions Under Equity Plans. Under our equity plans, if an equity award recipient, including the executive officers, resigns (including retirement, other than a “qualified retirement” as discussed above), is discharged without cause (as defined in the plan), or is involuntarily terminated (e.g., reduction in force), the employee would forfeit any unvested restricted stock and restricted stock unit awards, both time-based and performance-based. Termination of the executive for cause would result in the forfeiture of all unvested restricted stock and restricted stock units.

For restricted equity awards, to the extent a participant’s employment is terminated due to death (or, in the case of restricted stock only, due to disability), including the executive officers, (i) any time-based awards scheduled to vest within one year of the date of death (or, if applicable, disability) will vest immediately upon the termination event, and (ii) any performance-based awards that achieve the applicable performance criteria within one year from the date of death (or, if applicable, disability) will vest on such date; all other time-based and performance-based awards will be forfeited.

Compensation of Directors

Total compensation of our non-employee directors for the year ended December 31, 2011, was comprised only of time-based restricted stock awards, except as noted.

DIRECTOR COMPENSATION

YEAR ENDED DECEMBER 31, 2011

	Restricted Stock Awards[1]	All Other Compensation		Total
Name	($)	($)		($)
Stuart B. Burgdoerfer	$200,005	$—		$200,005
Charles A. Davis	205,007	—		205,007
Roger N. Farah	190,000	—		190,000
Lawton W. Fitt	190,000	—		190,000
Stephen R. Hardis	215,012	—		215,012
Peter B. Lewis	260,011	19,576	[2]	279,587
Norman S. Matthews	210,010	—		210,010
Heidi G. Miller, Ph.D.	166,687	—		166,687
Patrick H. Nettles, Ph.D.	215,012	—		215,012
Bradley T. Sheares, Ph.D.	200,005	—		200,005

[1]

Represents grant date fair value of restricted stock awards. Restricted stock is the sole compensation received by directors. The following table presents the time-based restricted stock awards granted to non-employee directors in 2011, along with the grant date fair value of such awards. Except as noted, awards were made on April 29, 2011, and valued based on that day’s closing price of $21.94. The final two columns below show the aggregate number of common shares covered by time-based restricted stock awards and the aggregate number of shares covered by stock option awards, at December 31, 2011.

	Awarded in 2011			Aggregate Number of Shares at December 31, 2011
Name	Restricted Stock Awards (#)		Grant Date Fair Value ($)	Restricted Stock Awards (#)	Option Awards[a] (#)
Stuart B. Burgdoerfer	9,116		$200,005	9,116	—
Charles A. Davis	9,344		205,007	9,344	12,079
Roger N. Farah	8,660		190,000	8,660	—
Lawton W. Fitt	8,660		190,000	8,660	—
Stephen R. Hardis	9,800		215,012	9,800	—
Peter B. Lewis	11,851		260,011	11,851	—
Norman S. Matthews	9,572		210,010	9,572	—
Heidi G. Miller, Ph.D.	8,187	[b]	166,687	8,187	—
Patrick H. Nettles, Ph.D.	9,800		215,012	9,800	—
Bradley T. Sheares, Ph.D.	9,116		200,005	9,116	—

[a]	Option awards outstanding have been vested since 2003 and will expire on April 20, 2012, if not exercised.

[b]

Dr. Miller received a restricted stock award of 8,187 on June 17, 2011 valued on that day’s closing price of $20.36, which represents a proration of director compensation for her assignment to the Audit Committee until the 2012 Annual Meeting.

[2]	Represents the incremental cost to the company for one personal use of the company’s airplane.

Narrative Disclosure to Director Compensation Table

Equity-based Awards. Each non-employee director is eligible to receive awards under The Progressive Corporation 2003 Directors Equity Incentive Plan (the “Directors Equity Plan”). The Directors Equity Plan originally authorized the issuance of up to 350,000 common shares. After adjusting for prior awards granted, forfeitures, and our 4-for-1 stock split in May 2006, 663,095 shares remained available for issuance at December 31, 2011. The restricted stock grant value per common share equals the fair market value of the common shares awarded on the date of grant. Restricted stock awards vest on the date established by the Compensation Committee for the respective awards and are not transferable. Upon the death of a participating director, his or her estate will be entitled to receive any unvested restricted stock held by such director at the time of his or her death, which stock will vest on the vesting dates specified in the related agreements.

Each non-employee director receives an annual award of restricted stock. Mr. Lewis receives a lump sum restricted stock award as his sole compensation for service as Chairman. The other non-employee directors’ annual awards of restricted stock are determined based on their respective Committee assignments. Restricted stock awards to directors are made under The Directors Equity Plan and are expected to be made in April of each year with an 11-month vesting period. If a new director is appointed to the Board or a director changes Committee assignments during the year, appropriate adjustments to his or her award may be made. The following table sets forth targeted compensation in 2011:

Compensation Component	Dollar Value
Chairman of the Board	$260,000
Audit Committee Chair	215,000
Audit Committee Member	200,000
Compensation Committee Chair	200,000
Compensation Committee Member	190,000
Investment and Capital Committee Chair	200,000
Investment and Capital Committee Member	190,000
Additional Committee Chair[1]	20,000
Additional Committee Assignment[1]	15,000

[1]	Excludes Executive Committee.

Directors Restricted Stock Deferral Plan. Directors receiving awards of restricted stock under the Directors Equity Plan have the right to defer the receipt of the common shares covered by each such award under The Progressive Corporation Directors Restricted Stock Deferral Plan, as amended and restated (the “Directors Restricted Stock Deferral Plan”). If a director elects to defer a restricted stock award under this plan, immediately prior to vesting of the applicable award, the restricted shares are converted to units equivalent in value to Progressive common shares and credited to the participating director’s plan account. The participating director’s plan account will further be credited with amounts equal to dividends and other distributions, if and when authorized by the Board, which are paid on Progressive common shares. There are no other investment options under the Directors Restricted Stock Deferral Plan. All such accounts will be distributed in common shares, except amounts attributable to dividend equivalent payments, which will be distributed in cash, in a lump sum or installments, at the time(s) designated by the participating director at the time of election; distributions may be accelerated, however, in the event of the participant’s death, the participant leaving our Board of Directors, or a change in control of Progressive. Participating directors are permitted to change the schedule for certain distributions if they give at least 12 months notice and they delay those distributions by at least five years.

Directors Deferral Plan. Two non-employee directors participate in The Progressive Corporation Directors Deferral Plan, as amended and restated (the “Directors Deferral Plan”). Each participant in the Directors Deferral Plan elected to defer retainer and meeting fees earned prior to April 2006. Deferred fees were credited into a stock account under which the units are equivalent in value and dividend rights to Progressive common shares. All such accounts will be distributed in cash, in a lump sum, or installments, when and as designated by the participating director at the time of election or, if earlier, upon the death of the director or upon a change in control of the company. Participating directors are permitted to change the schedule for certain distributions if they give at least 12 months notice and they delay those distributions by at least five years.

Each participating director’s unit holdings in the Directors Deferral Plan and the Directors Restricted Stock Deferral Plan are included in the “Security Ownership of Management” table beginning on page 20 under the headings Beneficially Owned Common Share Equivalent Units and Units Equivalent to Common Shares.

Perquisites. Except for one personal trip on the company airplane by Mr. Lewis, the company did not provide perquisites to our non-employee directors in 2011.

ITEM 2: PROPOSAL TO APPROVE AN AMENDMENT TO OUR CODE OF REGULATIONS ELIMINATING THE SUPERMAJORITY VOTING REQUIREMENT FOR SHAREHOLDERS TO AMEND SPECIFIED SECTIONS OF OUR CODE OF REGULATIONS

Our Board of Directors is requesting shareholders to approve an amendment to our Code of Regulations eliminating the current requirement that 75% of our outstanding shares must be voted to approve amendments to specified sections of our Code of Regulations.

The full text of Article X of the Code of Regulations reflecting this proposed amendment (with the proposed deletion noted by striking through the applicable text) is attached to this Proxy Statement as Exhibit A. The following discussion is qualified in its entirety by reference to Exhibit A.

Reasons for and Effects of Proposed Amendment

Currently, our Code of Regulations requires the approval of 75% of the outstanding shares to amend Sections 1, 3, 4, 5, and 13 of Article II of the Code (relating to the number and classification of directors, the term of office of directors, the removal of directors, director vacancies, and notification of nominations), and Article X of the Code (relating to amendments). The Board of Directors has examined this requirement and the portions of the Code that are affected and determined that the change to a majority voting standard would be more consistent with the Board’s view of sound corporate governance.

Accordingly, the Board is requesting that shareholders approve the amendment to terminate the requirement for a 75% vote to amend those specified sections of the Code. If the amendment is approved, all future amendments to the Code of Regulations will require the vote of only a majority of outstanding shares to be passed. Also, if the proposed amendment is approved and an announcement to that effect is made at our Annual Meeting of Shareholders, the amendment will become immediately effective, and the majority vote standard will automatically apply to Items 3 through 6 in this Proxy Statement, each of which would otherwise require the approval of 75% of outstanding shares to pass.

Vote Required for Approval

Under Ohio corporation law and our Code of Regulations, the affirmative vote of 75% of our outstanding common shares is required for approval of this proposal. Abstentions and unvoted shares (including broker non-votes) will have the same effect as votes against the proposal.

The Board of Directors recommends that you vote FOR this proposal.

ITEM 3: PROPOSAL TO APPROVE AN AMENDMENT TO OUR CODE OF REGULATIONS TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS

The Board of Directors proposes that the shareholders adopt certain amendments (the “Proposed Amendments”) to Article II of our Code of Regulations. The Proposed Amendments would eliminate the classification of directors, provide that directors shall be elected for one-year terms (after a transition period to accommodate current directors’ terms), and make certain other conforming and updating changes.

The full text of Sections 1 through 5 of Article II of the Code of Regulations reflecting the Proposed Amendments (with proposed deletions noted by striking through the applicable text and proposed additions noted by underlining) is attached to this Proxy Statement as Exhibit B. The following description of the Proposed Amendments is qualified in its entirety by reference to Exhibit B. Shareholders should note that other language in Section 1 of Article II of the Code of Regulations also will change if shareholders approve Items 4 and 5 of this Proxy Statement.

Reasons for and Effects of Proposed Amendments

Article II of the Code of Regulations currently provides for a classified Board of Directors, which is divided into three classes of directors serving staggered three-year terms. The Board of Directors has carefully reviewed the advantages and disadvantages of maintaining a classified Board and has determined that, on balance, an unclassified structure is in the best interests of the company and its shareholders. By eliminating the provisions for a classified Board with staggered three-year terms and providing that directors will be elected for one-year terms, shareholders will have the opportunity to evaluate the performance of and to vote on all directors annually. The Proposed Amendments are consistent with the current trend in corporate governance that has resulted in a substantial number of U.S. public companies eliminating their classified board structures in favor of annual elections of directors.

The amended language provides that any director elected or re-elected at or after the our 2013 Annual Meeting will serve for a one-year term, and any director elected prior to the 2013 Annual Meeting will serve for the term for which he or she originally was elected. In effect, this means that if this proposal is approved by shareholders, the Board will transition from staggered terms to annual terms from now until the 2015 Annual Meeting of Shareholders, as follows:

•	All directors that stand for election at the 2013 Annual Meeting, or at any annual meeting held in any year after 2013, will be elected for one-year terms;

•

The directors previously elected to three-year terms at our 2010 Annual Meeting will serve out their current terms and, if re-nominated, will stand for election again at our 2013 Annual Meeting, for one-year terms;

•

The directors previously elected at our 2011 Annual Meeting, and the one director nominated for election at our 2012 Annual Meeting for a two-year term, if so elected by shareholders, will serve out their terms and, if re-nominated, will stand for election again at our 2014 Annual Meeting, for one-year terms; and

•

The three directors nominated for election at our 2012 Annual Meeting for three-year terms, if so elected by shareholders, will serve out their terms and, if re-nominated, will stand for election again at our 2015 Annual Meeting, for one-year terms.

Vote Required for Approval

Under our current Code of Regulations, this proposal will require the affirmative vote of 75% of our outstanding common shares to pass. If, however, the amendment to our Code of Regulations proposed by Item 2 of this Proxy Statement is approved by shareholders and an announcement to that effect is made at our Annual Meeting, approval of this proposal will require the affirmative vote of a majority of our outstanding common shares. In either event, abstentions and unvoted shares (including broker non-votes) will have the same effect as votes against the proposal.

The Board of Directors recommends that you vote FOR this proposal.

ITEM 4: PROPOSAL TO APPROVE AN AMENDMENT TO OUR CODE OF REGULATIONS TO FIX THE NUMBER OF DIRECTORS AT 11

Our Board of Directors is requesting shareholders to approve an amendment to our Code of Regulations to fix the number of directors at 11.

Reasons for and Effects of Proposed Amendment

The first sentence of Section 1 of Article II of our Code of Regulations states, in pertinent part: “The number of directors of the corporation, none of whom need to be a shareholder or resident of the State of Ohio, shall be thirteen… .” If this proposal is approved by shareholders, the word “thirteen” will be deleted and will be replaced with the word “eleven.” No other changes will result from the approval of this proposal.

With the retirement of Norman S. Matthews on April 20, 2012, the Board will consist of 10 directors, with three vacancies. Over the past few years, the Board has functioned effectively with 11 directors, and the Board believes that, at this time, it is neither necessary nor desirable to have 13 directors or three vacancies on the Board. The Board believes that 11 is an appropriate number of positions for our Board and is asking shareholders to approve an amendment to our Code of Regulations that will fix the number of directors at 11.

The Board recognizes that with the retirement of Mr. Matthews, the Board will consist of 10 directors. After careful consideration, the Board believes that a Board consisting of 10 directors will be adequate to staff appropriately each of the Board’s committees and to discharge effectively the responsibilities of both the full Board and each of its standing committees.

If this proposal is approved, there will be one vacancy on the Board. At this time, the Board does not have an individual in mind to fill that vacancy. Having such a vacancy available will provide the Board’s Nominating and Governance Committee with the ability to recruit a new director candidate to complement the 10 experienced directors who are currently serving on the Board. The ability to add a Board member in these circumstances would be desirable, for example, if the Committee identifies an exceptional candidate who has the talent and experience that the Board values, and the Board deems it advantageous to add that individual to the Board without waiting for a Board seat to become vacant or for a shareholder vote to expand the size of the Board. Such flexibility may be critical to provide the Board with the ability to add a new director in this very competitive market for quality candidates. In addition, it should be noted that, if a new director is elected by the Board to fill a vacancy between our Annual Meetings of Shareholders, under our Code of Regulations the new director’s term will end at the next Annual Meeting, at which time (assuming that the Board determines to nominate the new director for re-election) he or she would be required to stand for a shareholder vote to continue in office.

Vote Required for Approval

Under our current Code of Regulations, this proposal will require the affirmative vote of 75% of our outstanding common shares to pass. If, however, the amendment to our Code of Regulations proposed by Item 2 of this Proxy Statement is approved by shareholders and an announcement to that effect is made at our Annual Meeting, approval of this proposal will require the affirmative vote of a majority of our outstanding common shares. In either event, abstentions and unvoted shares (including broker non-votes) will have the same effect as votes against the proposal.

The Board of Directors recommends that you vote FOR this proposal.

ITEM 5: PROPOSAL TO APPROVE AN AMENDMENT TO OUR CODE OF REGULATIONS TO REVISE THE PROCEDURES FOR FIXING THE NUMBER OF DIRECTOR POSITIONS WITHIN THE LIMITS SET FORTH IN OUR CODE OF REGULATIONS

Our Board of Directors is requesting shareholders to approve an amendment to our Code of Regulations to revise the procedures for fixing the number of director positions within the limits set forth in the Code of Regulations by (1) eliminating the supermajority (75%) vote required for shareholders to fix or change the number of director positions within those limits, and (2) authorizing the Board of Directors to fix or change the number of director positions within those limits from time to time between meetings of shareholders.

The full text of the revised third sentence of Section 1 of Article II of the Code of Regulations reflecting this amendment (with proposed deletions noted by striking through the applicable text and proposed additions noted by underlining) is attached to this Proxy Statement as Exhibit C. The following description of this proposed amendment is qualified in its entirety by reference to Exhibit C.

Proposed Amendment

The Code of Regulations provides that the number of directors shall not be fewer than five or greater than 13. If the proposal set forth in Item 4 is approved by shareholders, the size of the Board will be fixed at 11. There are currently 11 directors serving on the Board. After the April 20, 2012 Annual Meeting and the retirement of Norman S. Matthews at that time, we will have 10 directors. While the Board and each of its standing committees are functioning effectively as presently constituted, the Board recognizes that its needs and composition may change over time. Under the Code of Regulations, our shareholders have the right, by the affirmative vote of shares representing 75% of the voting power of the company (“supermajority requirement”), to fix or change the number of directors within the limits set forth in our Code of Regulations. The directors believe that it is desirable to eliminate the supermajority requirement so that the shareholders, acting by the affirmative vote of a simple majority of the outstanding voting power of the company, may fix or change the number of director positions within the limits set forth in the Code of Regulations. In addition, the Board also believes that it is desirable for the Board to have the ability and discretion to fix or change the number of director positions within the limits set forth in our Code of Regulations, from time to time between shareholder meetings, in order to address the changing needs and composition of the Board.

Reasons for and Effect of Proposed Amendment

The Board has reviewed the operation of and rationale behind the supermajority provision, set forth in Section 1 of Article II of our Code of Regulations, that requires an affirmative vote of the record holders of shares representing 75% or more of the total voting power of the company to fix or change the number of director positions on our Board. After careful consideration, the Board believes that the supermajority requirement is not necessary or in the best interests of the company. As a consequence, the Board believes that the affirmative vote of shares representing a simple majority (more than 50%) of the outstanding voting power of the company should be sufficient for this purpose and recommends to shareholders that Section 1 of Article II of our Code of Regulations be amended accordingly.

The Board believes that the optimum number of directors may vary from time to time, and that it would be in the best interests of the company for the Board also to have the flexibility to fix the number of directors, and to change the number of directors, from time to time, so that the changing needs of the Board, including its ability to properly staff each of the Board committees, can be addressed in an timely manner without having to wait or call for a meeting of shareholders.

While the Code of Regulations currently provides that the number of directors shall not be less than five, a greater number of directors normally will be required in order to adequately staff each of the Board’s standing committees. The Board also believes that it must include a sufficient number of directors to provide adequate diversity in terms of backgrounds, experiences, expertise, and perspectives to maximize Board performance. In addition, the Board recognizes that it is often difficult to find qualified individuals to serve on a board, and would like to have the flexibility and authority to increase the size of the Board, as necessary, in the event that one or more highly qualified candidates become available to the company between Annual Meetings of Shareholders. On the other hand, the Board recognizes that a board that is too large often may reduce effectiveness, result in overstaffing and unnecessary expenses, and impede the ability of the Board and its committees to operate efficiently. Because the needs of the Board may vary from time to time, the Board is seeking the flexibility and authority to adjust the Board size to meet those needs without having to await an Annual Meeting of Shareholders or to incur the expense of calling a special meeting of shareholders.

If this Proposal is approved by shareholders, our Code of Regulations would continue to provide that the number of directors will not be less than five or more than 13, but could be adjusted within those limits either by a majority vote of shareholders or by the Board of Directors from time to time. Decisions on the number of directors would be based on the then current needs of the Board and its committees, the composition of the Board at that time and the availability of quality candidates to serve on our Board.

Vote Required For Approval

Under our current Code of Regulations, this proposal will require the affirmative vote of 75% of our outstanding common shares to pass. If, however, the amendment to our Code of Regulations proposed by Item 2 of this Proxy Statement is approved by shareholders and an announcement to that effect is made at our Annual Meeting, approval of this proposal will require the affirmative vote of a majority of our outstanding common shares. In either event, abstentions and unvoted shares (including broker non-votes) will have the same effect as votes against the proposal.

The Board of Directors recommends that you vote FOR this proposal.

ITEM 6: PROPOSAL TO APPROVE AN AMENDMENT TO OUR CODE OF REGULATIONS ALLOWING OUR BOARD OF DIRECTORS TO AMEND THE CODE OF REGULATIONS AS AND TO THE EXTENT PERMITTED BY OHIO LAW

Under this proposal, we are asking our shareholders to approve an amendment to our Code of Regulations allowing our Board of Directors to adopt amendments to our Code of Regulations as and to the extent permitted by Ohio law. Our Code of Regulations currently requires our shareholders to adopt all amendments, regardless of how minor.

The text of the revised Article X of our Code of Regulations, with the additional text proposed by the amendment indicated by underlining, is attached to this Proxy Statement as Exhibit D. The following discussion is qualified in its entirety by reference to Exhibit D.

Background

Many jurisdictions, such as Delaware, have historically allowed the directors of a corporation to amend that corporation’s bylaws (the equivalent of Ohio’s code of regulations) without shareholder approval. In 2006, Ohio law was amended to allow directors of an Ohio corporation to make certain amendments to its code of regulations without shareholder approval, if the authority to do so is provided in the corporation’s articles of incorporation or code of regulations, and so long as the shareholders also retain the power to adopt, amend, or repeal the corporation’s code of regulations.

After the 2006 amendment, Ohio law provides Ohio corporations with flexibility similar to Delaware corporations, except that the law reserves to shareholders the right to approve amendments affecting certain fundamental matters, including the following:

•	changing the percentage of common shares needed to call a special shareholders’ meeting;

•	changing the length of the time period required for notice of shareholders’ meetings;

•	changing the requirement for a quorum at shareholders’ meetings;

•	prohibiting shareholder or director actions from being authorized or taken by written consent without a meeting;

•	changing the length of the terms of office for our directors or providing for classification of directors;

•	requiring greater than a majority vote of shareholders to remove directors without cause;

•	changing the requirements for a quorum at directors’ meetings or the required vote for an action of the directors; or

•	including a requirement that a “control share acquisition” of the corporation be approved by the corporation’s shareholders.

Proposed Amendment

If shareholders approve this proposal, Article X of our Code of Regulations would be revised to allow the Board to amend our Code of Regulations in the future, as and to the extent permitted by Ohio law. Shareholders of many Ohio public companies have approved modifications to their codes of regulations permitting their boards to exercise the power to amend their regulations. Although we cannot predict in advance how the Board will exercise this power, if approved by shareholders, the Board anticipates that it may be used from time to time to modernize our Code of Regulations, to reflect changes to conform with applicable laws, and to make ministerial and other changes as the Board deems appropriate. We will be required to promptly notify our shareholders of any amendments that the Board makes to our Code of Regulations by filing a report with the SEC or by sending a notice to shareholders of record as of the date of the adoption of the amendment.

The amendment proposed in this Item 6 would become effective immediately upon shareholder approval. Even if shareholders approve this proposal, shareholders will retain the power to adopt, amend, and repeal the Code of Regulations without action by the Board. As a result, shareholders will have the ability to change, modify, or repeal any amendments made by the Board should they determine that course to be appropriate. Under no circumstances will the Board be permitted to delegate its authority to adopt, amend, or repeal our Code of Regulations to a committee of the Board.

Vote Required for Approval

Under our current Code of Regulations, this proposal will require the affirmative vote of 75% of our outstanding common shares to pass. If, however, the amendment to our Code of Regulations proposed by Item 2 of this Proxy Statement is approved by shareholders and an announcement to that effect is made at our Annual Meeting, approval of this proposal will require the affirmative vote of a majority of our outstanding common shares. In either event, abstentions and unvoted shares (including broker non-votes) will have the same effect as votes against the proposal.

The Board of Directors recommends that you vote FOR this proposal.

ITEM 7: PROPOSAL TO APPROVE AN AMENDMENT TO OUR CODE OF REGULATIONS TO PROVIDE THAT THE ANNUAL MEETING OF SHAREHOLDERS WILL BE HELD AT SUCH TIME AND ON A DATE, NO LATER THAN JUNE 30, AS MAY BE FIXED BY THE BOARD OF DIRECTORS

Our Board of Directors is requesting shareholders to approve an amendment to our Code of Regulations to provide that the Annual Meeting of Shareholders will be held at such time and on such date, no later than June 30, of each year as may be fixed by the Board of Directors.

The full text of revised Section 1 of Article I of the Code of Regulations reflecting this amendment (with proposed deletions noted by striking through the applicable text and proposed additions noted by underlining) is attached to this Proxy Statement as Exhibit E. The following description of the amendment is qualified in its entirety by reference to Exhibit E.

Proposed Amendment

Section 1 of Article I of our Code of Regulations currently provides that the Annual Meeting of Shareholders will be held at such time and on such date in the month of April of each year as may be fixed by the Board of Directors and stated in the notice of the meeting. If shareholders approve this proposal, Section 1 of Article I of our Code of Regulations will be amended to provide that the Annual Meeting of Shareholders will be held at such time and on such date, no later than June 30, of each year as may be fixed by the Board of Directors and stated in the notice of the meeting.

Reasons for and Effects of Proposed Amendment

We have traditionally held our Annual Meeting of Shareholders in the month of April each year, as required under our Code of Regulations. At that time, we have completed the first quarter of the current year, but have not yet filed with the Securities and Exchange Commission our quarterly report on Form 10-Q. Although, at the time of the Annual Meeting, we will have released our financial results for the first three months of the year, the amount of information publicly disclosed at that time is limited. Thus, at the time of the April meeting, we have not released and, consistent with our obligations under the federal securities law, are not in a position to provide or discuss, a broad range of operating and strategic information that would be available if our Form 10-Q for the first quarter had been filed.

As a general matter, the annual meeting season for public companies in the United States tends to be compressed into the April and May timeframe. This may result in individual directors experiencing unavoidable conflicts, as shareholder and board meetings of companies they serve are scheduled to occur on or about the same date or dates. If this proposed amendment is approved by shareholders, the Board will have the flexibility to schedule our Annual Meeting at a date and time that is convenient for Board members and help ensure maximum attendance and participation. This added flexibility also may help the company recruit qualified candidates for the Board, providing the Board with the ability to avoid scheduling conflicts, such as those described, for qualified candidates that have been identified for possible Board membership, as well as for existing Board members.

The proposed amendment to our Code of Regulations will permit the Board to schedule the Annual Meeting of Shareholders at a time and a date that is most convenient to Board members, both existing and prospective, and will permit the company to discuss at the Annual Meeting more information relating to the current year, and respond to a greater range of questions from shareholders and other participants in the meeting. To ensure the timely holding of the meeting, the proposed amendment also would provide that the Annual Meeting must be held no later than June 30.

Vote Required for Approval

Under Ohio corporation law and our Code of Regulations, the affirmative vote of a majority of the outstanding common shares is required for approval of this proposal. Abstentions and unvoted shares (including broker non-votes) will have the same effect as votes against the proposal.

The Board of Directors recommends that you vote FOR this proposal.

ITEM 8: ADVISORY VOTE TO APPROVE OUR EXECUTIVE COMPENSATION PROGRAM

This proposal presents shareholders with the opportunity to cast a non-binding, advisory vote to approve our compensation program for our executive officers. Our executive compensation philosophy, and our compensation program, plans, and awards for 2011 for our named executive officers, are described above in the Compensation Discussion and Analysis (CD&A), beginning on page 22, and in the accompanying compensation tables and narrative discussions, beginning on page 38.

Our executive compensation program is intended to attract and retain qualified executives, and motivate them to achieve both short-term and longer-term business results that management and the Compensation Committee believe will ultimately drive shareholder returns over time. While we seek to maintain a consistent compensation program from year to year (comprised principally of salary, annual cash bonus potential, and annual time-based and performance-based equity awards), the Compensation Committee annually sets the details of the applicable compensation awards, including performance goals and the potential compensation levels that may be attained. Our named executive officers’ pay is heavily weighted toward performance-based compensation and equity-based awards, resulting in the alignment of our executives’ interests with those of our shareholders. We believe that the amount of compensation paid to our executives is reasonable and competitive with similarly sized public companies, although above-median compensation can be earned when aggressive performance goals are achieved under our various incentive plans. We provide minimal perquisites to executives, while including competitive health and welfare benefits and limited income-deferral and severance rights.

Our Board recognizes the fundamental interest our investors have in our executive compensation practices. We value input from our shareholders on these matters and encourage shareholders to contact the Board through one of the methods outlined above under “Communications with the Board of Directors” on page 16 should they have specific points of view or concerns that they would like the Board or the Compensation Committee to consider. Although this is an advisory vote, and the result accordingly will not be binding on the Board, our Compensation Committee will consider the outcome of the vote and any related communications from shareholders when evaluating the effectiveness of our compensation program and determining future plans and awards.

Based on the foregoing, the Board is seeking shareholder approval of the following:

RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed in the company’s Proxy Statement dated March     , 2012, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative discussions, is hereby APPROVED.

Vote Required for Approval

If a majority of the votes cast are cast “FOR” the proposal, shareholders will have approved our current executive compensation program as described in the CD&A and the accompanying tables and narrative discussions in this Proxy Statement. Abstentions and unvoted shares (including broker non-votes) will not be taken into account.

The Board of Directors recommends that you vote FOR this proposal.

ITEM 9: PROPOSAL TO RE-APPROVE PERFORMANCE CRITERIA SET FORTH IN OUR CORPORATION 2007 EXECUTIVE BONUS PLAN

This proposal requests that shareholders re-approve the performance criteria set forth in The Progressive Corporation 2007 Executive Bonus Plan (the “Executive Bonus Plan” or “Plan”) so that annual bonuses paid to our executives under that Plan may continue to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. The Executive Bonus Plan and the performance criteria discussed below were originally approved by shareholders at our Annual Meeting in 2007. This proposal does not seek to amend the Executive Bonus Plan.

Background

Section 162(m) of the Internal Revenue Code limits to $1 million per year (“deduction limit”) the deduction allowed for federal income tax purposes for compensation paid to the chief executive officer and the three other most highly compensated executives of a public company other than the chief financial officer (“covered employees”). This deduction limit does not apply to compensation paid under a plan that meets certain requirements for “performance-based compensation.” Generally, to qualify for this exception: (a) the compensation must be payable solely on account of the attainment of one or more pre-established objective performance goals; (b) the performance goals must be established by a compensation committee of the board of directors that is comprised solely of two or more “outside directors”; (c) the material terms of the performance goals must be disclosed to and approved by shareholders before payment; and (d) the compensation committee must certify in writing prior to payment that the performance goals and any other material terms have been satisfied. For additional information about Section 162(m) and its requirements, see the discussion beginning on page 35.

In addition, if a plan is structured such that the performance goals for an individual award can be selected from a specified list of performance criteria, as is the case with our Executive Bonus Plan, shareholders must re-approve the performance criteria every five years for bonuses paid under the plan to continue qualifying as performance-based compensation under Section 162(m). The Executive Bonus Plan was originally approved by shareholders in 2007, so we are now asking shareholders to renew their approval of the performance criteria set forth in the Plan to satisfy the five-year requirement and preserve the full deductibility of annual bonuses paid under the Plan.

Performance Criteria Included in the Plan

The Executive Bonus Plan is administered by the Compensation Committee. Under the Executive Bonus Plan, the performance goals for bonus awards are determined by the Compensation Committee during the first quarter of each year. The Committee has discretion to structure each award by selecting any of the following performance criteria that are set forth in the Plan:

Insurance Operations. The Committee can establish performance goals under the Plan relating to the company’s insurance operations. Performance goals can be structured to apply to the performance of the company’s insurance operations as a whole or to any individual business unit or units, or a combination thereof. The available performance criteria are:

•	Profitability, measured by one of the following:

¡	combined ratio

¡	weighted combined ratio

¡	variation in combined ratio from a targeted combined ratio

¡	cohort combined ratio (the expected lifetime combined ratio for a group of policies commencing during a specified time period)

¡	return on equity, or

¡	return on revenue; and

•	Growth, measured by changes from year to year or during a year in one of the following:

¡	policies in force

¡	vehicles insured

¡	net earned premiums

¡	earned premium per policy or per vehicle

¡	earned car years, or

¡	net written premiums.

Investment Operations. The Committee also can select performance goals related to the performance of the company’s investment operations. Under the Plan, such a goal would compare the investment performance of one or more segments of our investment portfolio (each, a “portfolio”) against the performance of selected investment funds, investment managers, indexes or other benchmarks (“investment benchmarks”) over specified periods, all as determined by the Committee. The investment benchmarks may be risk-adjusted in accordance with such formula or other method as may be approved by the Committee. Investment results are marked to market and adjusted to include the benefit of any state premium tax abatements attributable to the portfolio, in order to calculate total return, which is then compared against the designated investment benchmarks to produce a score, pursuant to a formula or other criteria for each portfolio, as determined by the Committee.

Net Promoter® Score. The Committee may base awards on the Net Promoter Score (NPS) (a survey-based measure of customer satisfaction and loyalty that is a registered trademark of Satmetrix Systems, Inc.) for the company’s insurance business as a whole or for a business unit (or portion thereof) against objectives selected by the Committee. The Committee may determine the applicable criteria by which NPS performance will be measured, the goals to be achieved, the methods to determine NPS performance, the performance scores that will result from various levels of performance and the relative weighting among the NPS results achieved by different business units, if appropriate. NPS performance criteria and goals, and relative weightings, may vary among participants and may be changed from year to year by the Committee.

Maximum Awards and Certain other Features of the Plan

Under the Executive Bonus Plan, the maximum annual bonus that may be paid to any participant is $5 million. Awards are structured so that the Compensation Committee has the discretion to pay less than (but not more than) the amount otherwise payable to a participant pursuant to the terms of the award, based on individual performance or other criteria the Committee determines appropriate. Annual bonuses are paid following the close of the calendar year to which they relate, subject to certification by the Compensation Committee that the applicable performance criteria have been satisfied.

The amount of annual bonuses that may be paid in the future to the participants under the Executive Bonus Plan cannot be determined at this time, as actual amounts will be based on the discretion of the Compensation Committee in structuring the awards, the company’s actual performance, and the Compensation Committee’s discretion (if applied) to reduce the amount of an award. For an understanding of the annual bonuses paid in the past under the Executive Bonus Plan, see the Summary Compensation Table on page 38 and the discussion in our Compensation Discussion & Analysis beginning on page 22. Nothing in this proposal precludes the company or the Compensation Committee from making any payment or granting awards that do not qualify as “performance-based compensation” under Section 162(m).

Consequence of the Failure to Re-Approve the Performance Criteria

If shareholders do not re-approve the performance criteria for the Executive Bonus Plan as described above, this will cause any compensation paid under the Plan to not qualify as performance-based for purposes of Section 162(m). As a result, we expect that the company will lose a tax deduction for certain years if, and to the extent that, a covered employee receives non-performance based compensation (which could include salary, annual bonus, and certain other compensation, including compensation paid under the Plan) for that year in excess of the $1 million deduction limit of Section 162(m). The loss of such tax deductions would likely result in the company paying more taxes in those years. Accordingly, the Board of Directors believes that the re-approval of the performance criteria under the Executive Bonus Plan is in the best interests of the company and its shareholders.

Vote Required for Approval

The affirmative vote of a majority of the votes cast on this proposal, provided the total number of votes cast represents a majority of the outstanding common shares, is required for the approval of this proposal. Unvoted shares (including broker non-votes) will not be treated as votes cast. Abstentions will be treated as votes cast and, consequently, will have the same effect as votes against the proposal.

The Board of Directors recommends that you vote FOR this proposal.

ITEM 10: PROPOSAL TO APPROVE AN AMENDMENT TO OUR 2010 EQUITY INCENTIVE PLAN TO ADD INVESTMENT PERFORMANCE AS A NEW PERFORMANCE GOAL UNDER THE PLAN

The Board of Directors is seeking shareholder approval of the Fourth Amendment (the “Fourth Amendment”) to The Progressive Corporation 2010 Equity Incentive Plan (together with all prior amendments, the “2010 Incentive Plan” or the “Plan”). The Fourth Amendment was approved by the Board in January 2012, subject to shareholder approval. The intent of the Fourth Amendment is to add an investment-related goal to the list of permitted “Performance Goals” under the Plan. If approved by shareholders, this new feature may then be used by the Compensation Committee to define performance-based equity awards for participants under the Plan.

The full text of the Fourth Amendment has been filed with the Securities and Exchange Commission in our Current Report on Form 8-K dated February 2, 2012. The 2010 Incentive Plan and the three prior amendments thereto were filed in Form 8-K’s dated February 2, 2010, March 8, 2010, March 11, 2010, and February 2, 2011, respectively. The following description of the material features of the Fourth Amendment and the Plan is qualified in its entirety by reference to the text of those documents. If approved by shareholders, the Fourth Amendment will become effective immediately.

The 2010 Incentive Plan and the Fourth Amendment

The 2010 Incentive Plan is used to provide equity-based compensation to our executive officers and other key employees. In addition, the Plan includes the performance criteria that we may use to define the vesting of performance-based equity awards under the Plan. The Plan and the original performance criteria were originally approved by shareholders at our Annual Meeting in April 2010.

If approved by shareholders, the Fourth Amendment would make available a new investment-related performance goal under the Plan. Specifically, the definition of “Performance Goals” would be amended to add the following goal to the list of permissible performance criteria under the plan:

“Investment performance of one or more segments of the company’s investment portfolio.”

If this addition is approved by shareholders, the Compensation Committee would then have this new goal available for structuring performance-based equity awards under the Plan. Our expectation is that the Committee will choose to use the investment-related goal to create performance-based awards tied to the investment results of the company’s fixed-income portfolio over a multi-year period in comparison to the investment results of a group of comparable investment firms. Although the new performance goal would be available for awards to any participant in the Plan, we believe at this point that the Committee would grant investment-related awards to a small number of senior executives who influence our investment policies and results, including our Chief Executive Officer, Chief Financial Officer, and Chief Investment Officer.

Shareholder Approval Requirements

The Fourth Amendment is being submitted to our shareholders for approval pursuant to Section 162(m) of the Internal Revenue Code, as amended (the “Code”), and the listing standards of the New York Stock Exchange.

Section 162(m) of the Code. Section 162(m) of the Internal Revenue Code limits to $1 million per year (“deduction limit”) the deduction allowed for federal income tax purposes for compensation paid to the chief executive officer and the three other most highly compensated executives of a public company other than the chief financial officer (“covered employees”). This deduction limit does not apply to compensation paid under a plan that meets certain requirements for “performance-based compensation.” Generally, to qualify for this exception: (a) the compensation must be payable solely on account of the attainment of one or more pre-established objective performance goals; (b) the performance goals must be established by a compensation committee of the board of directors that is comprised solely of two or more “outside directors”; (c) the material terms of the performance goals must be disclosed to and approved by shareholders before payment; and (d) the compensation committee must certify in writing prior to payment that the performance goals and any other material terms have been satisfied. For additional information about Section 162(m) and its requirements, see the discussion beginning on page 35.

“Performance-based compensation” is one of the types of compensation excluded from the deduction limit. Under Section 162(m), the following requirements must be met for compensation to qualify as “performance-based”: (1) the compensation must be payable on account of the attainment of pre-established objective performance criteria; (2) the performance criteria must be established by a compensation committee of the board of directors that is comprised solely of two or more “outside directors”; (3) the material terms of the compensation and performance criteria must be disclosed to and approved by shareholders before payment (whether such performance criteria are originally part of the Plan or added at a later date, as is the case with the investment-related goal being added by the Fourth Amendment); and (4) the compensation committee must certify in writing that the performance criteria have been satisfied prior to payment.

Our policy is to structure our incentive compensation programs to satisfy the requirements for the “performance-based compensation” exception to the deduction limit and, thus, to preserve the deductibility of compensation paid under such programs, to the extent practicable. Accordingly, the 2010 Incentive Plan was submitted to and approved by shareholders in 2010, and the new investment-related performance goal as set forth in the Fourth Amendment is being submitted for shareholder approval in this proposal, as required to comply with Section 162(m).

NYSE Corporate Governance Standards. Companies, including Progressive, the securities of which are listed on the New York Stock Exchange (NYSE), are required by the NYSE’s listing standards to obtain shareholder approval for any equity compensation plan, such as the 2010 Incentive Plan, and any material amendments to those plans. Accordingly, the company is seeking shareholder approval of the Fourth Amendment under the NYSE listing standards.

The Plan. The 2010 Incentive Plan provides that the definition of “Performance Goals” under the Plan may not be changed without the approval of our shareholders.

Failure to Approve. If the shareholders fail to approve the Fourth Amendment, the 2010 Incentive Plan will remain in effect pursuant to its terms. However, the investment-related performance criteria will not be available to the Committee in structuring performance-based equity awards.

Expected 2012 Plan Benefits

The following table summarizes the benefits that we currently expect to be awarded under the 2010 Incentive Plan for the year 2012 to each of our named executive officers, the executive officers as a group, and all employees (other than executive officers) as a group. The number of units that will be awarded is not known at this time, but will be determined by dividing the dollar value of the award by the stock price on the date of the award. Awards in future years are not determinable at this time.

PLAN BENEFITS

The Progressive Corporation 2010 Equity Incentive Plan

Name and Position	Dollar Value ($)[a]		Number of Units
Glenn M. Renwick, CEO	$7,500,000	[b]	NA
Brian C. Domeck, CFO	$1,357,000	[b]	NA
Susan Patricia Griffith, Claims Group President	$1,232,000		NA
John P. Sauerland, Personal Lines Group President	$1,232,000		NA
M. Jeffrey Charney, Chief Marketing Officer	$913,000		NA
Executive Group	$16,839,000	[b]	NA
Non-Executive Director Group[c]	—		—
Non-Executive Officer Employee Group[d]	$33,185,000		NA

NA=Not Available

[a] Amounts include both time-based and performance-based awards and are estimated and subject to change. Annual awards are expected to be made under the Plan in March 2012.

[b] Amounts include the following values for awards expected to be issued in 2012 using the new investment-related performance goal, if this proposal is approved by shareholders: for Mr. Renwick, $1,125,000; for Mr. Domeck, $92,000; and for the Executive Group, $1,497,000.

[c] Non-executive directors do not participate in the 2010 Incentive Plan.

[d] Approximately 650 non-executive employees are currently expected to receive annual awards under the Plan in March 2012.

Equity Compensation Plan Information

Since 2010, equity-based incentives granted by the company to executives and other key employees have been in the form of restricted stock unit awards under the 2010 Incentive Plan and The Progressive Corporation 2003 Incentive Plan (the “2003 Plan”). Prior to 2010, equity awards for employees were in the form of restricted stock awards granted under the 2003 Plan, and prior to 2003, they were in the form of stock options under a prior plan (although no employee stock options remain outstanding at this time). We have also made equity awards to directors in the form of restricted stock and, prior to 2003, stock options. The composition of outstanding awards and shares available for grant under our equity plans for employees and directors as of December 31, 2011, were as follows:

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:
Employee Plans:
2010 Equity Incentive Plan	2,390,460	[1]	NA	15,609,540
2003 Incentive Plan	2,769,862	[1]	NA	2,532,382
Subtotal Employee Plans	5,160,322		NA	18,141,922
Director Plans:
2003 Directors Equity Incentive Plan	—		—	663,095
1998 Directors’ Stock Option Plan[2]	36,237		$12.51	—
Subtotal Director Plans	36,237		$12.51	663,095
Equity compensation plans not approved by security holders:
None
Total	5,196,559		NM	18,805,017

NA = Not Applicable

NM = Not meaningful since restricted stock unit awards do not have an exercise price.

[1]Represents restricted stock unit awards, including reinvested dividend equivalents, under which, upon vesting, the holder has the right to receive common shares on a one-to-one basis; there is no exercise price associated with restricted stock unit awards. For further discussion of these awards, see Note 9 – Employee Benefit Plans in Progressive’s 2011 Annual Report to Shareholders, which is included as an appendix to this Proxy Statement.

[2]This plan has expired and no further awards may be made thereunder.

Administration of the Plan

The 2010 Incentive Plan is administered by the Compensation Committee. The Committee currently consists of three directors of the company, all of whom are “outside” directors, as defined in Section 162(m) of the Code, and “non-employee” directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “1934 Act”). Committee members serve at the pleasure of the Board.

The Committee has full power to interpret and administer the 2010 Incentive Plan and full authority to select each individual to whom awards will be granted (each, a “participant”) and to determine the type and amount of awards to be granted, the consideration (if any) to be paid for such awards, the timing of such awards, and the other terms and conditions of awards granted under the Plan.

The Committee also has the authority to adopt, alter, change, and repeal such rules, regulations, guidelines, and practices governing the 2010 Incentive Plan, to interpret the terms and provisions of the Plan and any award issued under the Plan (and related award agreements), to direct employees of the company or other advisors to prepare such materials or perform such analyses as the Committee deems necessary or appropriate, and otherwise to supervise the administration of the Plan.

Eligibility for Awards under the Plan

Participants under the Plan may include officers and other key employees of the company and its subsidiaries and affiliates (but excluding members of the Committee and any other person who serves only as a director) who are responsible for or contribute to the management, growth or profitability of the business of the company, our subsidiaries or affiliates (“eligible persons”). “Affiliate” includes any entity (other than the company and its subsidiaries) that is designated by the Board as a participating employer under the Plan. In 2011, approximately 700 of our employees, including all of our executive officers, received equity awards under the Plan.

Stock Subject to the Plan

Eighteen million (18,000,000) of our Common Shares, $1.00 par value, were originally reserved for issuance under the 2010 Incentive Plan. Of that number, as of December 31, 2011, 15,609,540 shares remain available for issuance. In addition, the maximum number of shares of stock available (but not reserved) for awards of incentive stock options is 1,000,000. Any stock issued under the 2010 Incentive Plan may consist of authorized and unissued shares or treasury shares. The closing price of our common shares on the New York Stock Exchange on February 15, 2012, was $21.34 per share.

The actual or deemed reinvestment of dividends, other distributions or dividend equivalents in additional stock, restricted stock, or restricted stock units, as applicable, is permitted under the Plan only if sufficient shares of stock are available under the Plan for such reinvestment.

If any stock subject to any award granted under the 2010 Incentive Plan is forfeited, or an award otherwise terminates or expires without the issuance of stock, the stock that is subject to such award will again be available for distribution in connection with future awards under the Plan, unless the participant has received dividends or other benefits of ownership with respect to such stock as described in the Plan. If the participant has received dividends or other benefits of ownership, the shares subject to the award in question will not be available for future awards.

In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, reverse share split, combination of shares, or other change in the corporate or capital structure of the company affecting our common shares, to prevent dilution or enlargement of rights, an appropriate substitution or adjustment will be made in (1) the aggregate number of shares of stock reserved for issuance under the 2010 Incentive Plan, (2) the maximum number of shares or units that may be subject to awards granted under the Plan to any eligible person during any calendar year or other period, (3) the number and option exercise price of shares subject to outstanding options or stock appreciation rights granted under the Plan, (4) the number of shares subject to restricted stock awards granted under the Plan, and (5) the number of restricted stock units granted under the Plan. The number of shares subject to any award of restricted stock, stock options, or stock appreciation rights will always be a whole number, and any fractional shares will be eliminated.

No participant may be granted awards under the 2010 Incentive Plan with respect to an aggregate of more than 1,500,000 shares of stock (subject to the adjustments described above) during any calendar year.

Performance Criteria for Performance-Based Awards

For awards that are performance-based, the Committee establishes the performance goals and any other conditions that must be satisfied as a condition to vesting. Such performance goals will be objective and will be based on one or more of the following criteria, as determined by the Committee:

Profitability Criteria:

¡ combined ratio

¡ target combined ratio

¡ weighted combined ratio

¡ variation in combined ratio from a target combined ratio

¡ cohort combined ratio (the expected lifetime combined ratio for a group of policies commencing during a specified time period)

¡ return on equity

¡ return on revenue

Growth Criteria:	¡ policies in force ¡ vehicles insured ¡ drivers insured ¡ earned premiums ¡ earned premium per policy or per vehicle ¡ earned car years ¡ physical damage earned car years ¡ written premiums

Other Criteria:	¡ net income ¡ net income per share ¡ value of a share of the company’s stock

In addition, if shareholders approve this proposal, the following will be added to the list of permissible performance criteria:

Investment Criteria:	¡ investment performance of one or more segments of the company’s investment portfolio

Performance goals may reflect the performance of the company, a subsidiary, or an individual business unit, or any combination of subsidiaries and business units. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities, index or other external measure selected by the Committee. In addition, with respect to investment performance (if this proposal is approved by shareholders), the goals may also reflect risk adjustment and/or the benefit of any state premium tax abatements attributable to the Company’s investments.

Terms Applicable to All Awards under the Plan

Subject to the provisions of the Plan, awards may be granted to eligible persons at any time and from time to time as determined by the Committee. The Committee determines the individuals to whom, and the time or times at which, grants of awards will be made; the number of shares of restricted stock, restricted stock units, stock options, or other interests to be awarded to each eligible person; the price (if any) to be paid by the eligible person; whether the awards will be time-based or performance-based, or a combination of time- and performance-based awards; the requirements for the vesting of, and any other restrictions applicable to, such awards; and the other terms and conditions of such awards in addition to those set forth in the Plan.

All awards granted under the 2010 Incentive Plan are subject to the following provisions and will contain such additional provisions as the Committee deems advisable:

•

The participant must accept the award by executing an award agreement (the terms of which will be determined by the Committee), delivering an executed copy of the award agreement to the company, and paying the required purchase price (if any).

•

Awards may include either time-based or performance-based awards, or a combination of time- and performance-based awards. Time-based awards vest upon the lapse of a period of time specified by the Committee at the time of grant, provided all other conditions to vesting have been met. Performance-based awards vest upon the certification by the Committee of the satisfaction of the specified performance goals provided all other conditions to vesting have been met.

•

Subject to the provisions of the Plan and related award agreement, during the period commencing on the date of the award and expiring on the date on which all restrictions thereon have lapsed and all conditions to vesting of such award have been satisfied (the “restriction period”), a participant is not permitted to sell, transfer, pledge, assign, or otherwise encumber such award, or the stock, units, or other interests subject to such award, other than by will or the laws of descent and distribution, subject to an exception for transfers to family members if authorized by the Committee at the time of grant. Subject to these limitations, the Committee may provide for the lapse of such restrictions and conditions to vesting in installments. The provisions of awards need not be the same with respect to each participant.

•

The Committee may reduce the amount of, or eliminate in full, the amount of stock, units, or other interests that are subject to any performance-based award at, or at any time prior to, the Committee’s certification of the vesting of the award. The Committee may treat individual participants differently for these purposes. Under no circumstances does the Committee have discretion to increase the distribution to any participant in excess of the number of shares of stock, units, or other interests that would have been received at vesting based on the applicable performance goals and related formula and calculation approved by the Committee at the time of the applicable award.

•

Unless otherwise determined by the Committee, if a participant’s employment by the company or any subsidiary or affiliate terminates for any reason other than death or a “qualified retirement” (each discussed below), all awards held by such participant that are unvested or subject to restriction at the time of such termination will be forfeited. Upon termination of a participant’s employment for cause, all outstanding awards held by the participant, whether vested or unvested, will automatically be terminated and forfeited.

Any participant who is eligible to participate in The Progressive Corporation Executive Deferred Compensation Plan or any other deferral plan adopted or maintained by the company may elect to defer each award granted to him or her under the 2010 Incentive Plan, subject to the terms of the applicable deferral plan.

Restricted Stock Unit Awards

Subject to the provisions of the Plan, restricted stock units may be awarded to eligible persons at any time and from time to time as determined by the Committee. Restricted stock units awarded under the Plan are subject to the following provisions and such additional provisions as the Committee deems desirable:

•	No instruments or certificates evidencing restricted stock units will be issued, but records of all awards will be maintained by the company or our designee.

•

Awards of performance-based restricted stock units vest and all restrictions on such awards will terminate upon the certification by the Committee of the achievement of the specified performance goals, provided all other conditions to vesting have been met. In the Committee’s discretion, awards of performance-based restricted stock units may (1) stipulate a number of units that will vest only in their entirety upon the satisfaction of the specified performance goals, (2) stipulate a number of units that will vest either in whole or in part, depending on the level of achievement in comparison to the specified performance goals, or (3) stipulate a target number of units (“target”) that may vest in part, in whole or up to a specified multiple of the target, depending on the level of achievement in comparison to the specified performance goals. In the case of any award using a target value, a number of shares of stock equal to the maximum possible distribution at vesting will be reserved by the company until the applicable distribution or forfeiture event occurs. If performance-based restricted stock units do not vest in whole or in part under the applicable performance goals, on or before the applicable expiration date, such units will be forfeited.

•	The participant does not have the right to vote the shares represented by restricted stock units prior to the vesting of such units.

•

The participant does not have the right to receive any dividends on shares represented by restricted stock units prior to the vesting of such units. At the discretion of the Committee determined at the time of the award, the participant may be credited with dividend equivalents during the restriction period. In such case, unless determined otherwise by the Committee at or after the time of the award:

¡

All dividend equivalents payable in respect of restricted stock units will be reinvested on the date that the applicable dividend or distribution is paid to our shareholders, in a number of units to be determined by dividing the value of the dividend equivalent by the fair market value of a share of the company’s stock on such date. The units resulting from the reinvestment of such dividend equivalents (1) will be subject to the same terms and conditions as the restricted stock units to which they relate, and (2) will vest or be forfeited (if applicable), at the same time as the restricted stock units to which they relate; and

¡

If an award of performance-based restricted stock units can vest in part, in whole or, if applicable, in a multiple of a target number of units (in each case depending on the level of achievement in comparison to the specified performance criteria), dividend equivalents will be reinvested in restricted stock units based on, as applicable, the number of units comprising such award or the target number of units stated in such award. Such reinvested restricted stock units will vest or be forfeited (to the extent applicable), in the same proportion as the underlying restricted stock units to which they relate.

•

If dividend equivalents cannot be reinvested in units because enough shares are not available under the Plan, then the Committee may determine alternative mechanism(s) to credit the value of those dividend equivalents to the participants, or may discontinue the crediting of such dividend equivalents on a prospective basis only.

•

If a participant’s employment by the company or any subsidiary or affiliate terminates by reason of death, any restricted stock units held by such participant at the time of death will vest and any restrictions will lapse after such termination at the time such restricted stock units would have vested, to the extent such units would have become no longer subject to restriction within one year from the time of death had the participant continued to fulfill all of the conditions of the award during such period, subject to certain restrictions. The balance of the restricted stock units, if any, will be forfeited.

Upon the satisfaction of all conditions to vesting of, and the lapse of all other restrictions applicable to, all or part of an award of restricted stock units, the company will distribute to the participant one share of stock in exchange for each such vested restricted stock unit, the applicable restricted stock units will be cancelled, and the shares of stock so distributed will not be subject to any further restrictions or limitations under the Plan. Unless otherwise determined by the Committee, each fractional restricted stock unit will vest and be settled in an equal fraction of a share of stock.

Restricted Stock Awards

Subject to the provisions of the 2010 Incentive Plan, restricted stock may be awarded to eligible persons at any time and from time to time as determined by the Committee. Restricted stock awarded under the Plan will be subject to the following provisions, and such additional provisions as the Committee deems desirable:

•

Each participant receiving a restricted stock award will be issued a stock certificate in respect of such shares of restricted stock. Such certificate will be registered in the name of such participant, and will bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award. The stock certificate evidencing such shares of restricted stock will be delivered to and held by the company, or our designee, until the restrictions on such shares lapse or any conditions to the vesting of such award are satisfied. However, at the company’s option, any shares of restricted stock awarded to any participant may be issued and held in book entry form. In such event, no stock certificates evidencing such shares will be issued and the applicable restrictions will be noted in the records of our transfer agent and in the book entry system.

•

Except as provided otherwise in the Plan or the award agreement, the participant will have, with respect to the shares of restricted stock awarded, all of the rights of a shareholder of the company, including the right to vote the stock and the right to receive any dividends or other distributions on such shares. However, the Committee may determine, with respect to any award of restricted stock, that cash dividends or other distributions declared on the restricted stock will not be paid or distributed immediately, but will be subject to all the terms and conditions regarding vesting, restrictions and forfeiture that apply to the shares of restricted stock to which such dividends or distributions relate. In each such instance, the Committee will also determine at the time of the award all necessary or appropriate details concerning such delayed dividends and distributions. Stock dividends issued with respect to restricted stock will be subject to the same restrictions and other terms and conditions, including vesting and forfeiture provisions, that apply to the shares with respect to which such dividends are issued.

If a participant’s employment by the company or any subsidiary or affiliate terminates by reason of death, then any award of restricted stock held by such participant at the time of death will vest and any restrictions will lapse after such termination, at the time and to the extent such award would have become vested and no longer subject to restriction within one year from the time of death had the participant continued to fulfill all of the conditions of the award during such period, subject to certain restrictions. The balance of the award, if any, will be forfeited.

Stock Option Awards

Stock options may be granted under the Plan to eligible persons as determined by the Committee. The Committee has the authority to grant to participants incentive stock options, non-qualified stock options, or a combination of both types of options, subject to the requirements of the Plan. Incentive stock options are stock options intended to satisfy the requirements of Section 422 of the Code or any successor to Section 422. Non-qualified stock options are stock options that do not qualify as incentive stock options. Stock options granted under the Plan will be subject to the following requirements and will contain such additional provisions, not inconsistent with the terms of the Plan, as the Committee deems desirable:

•

The option exercise price per share of stock purchasable under a non-qualified stock option will be determined by the Committee and will be not less than 100% of the fair market value of the stock on the date of grant. The option exercise price per share of stock purchasable under an incentive stock option will be determined by the Committee and will be not less than 100% of the fair market value of the stock at the date of grant (or 110% of the fair market value of the stock at the date of grant in the case of a participant who at the date of grant owns more than ten percent of the total combined voting power of all classes of stock of the company or our subsidiary corporations (as determined under Sections 424(d), (e) and (f) of the Code) (a “10% participant”).

•

The option term will be determined by the Committee and may not exceed ten years from the date the option is granted (or, five years in the case of an incentive stock option awarded to a 10% participant).

•

Stock options will be exercisable subject to the requirements (which may include, without limitation, the achievement of certain performance goals) determined by the Committee. If any stock option is exercisable only in installments or only after a specified vesting date, the Committee may accelerate or waive, in whole or in part, such installment exercise provisions or vesting date, at any time at or after grant based on such factors as the Committee determines, provided such action would not result in the loss of any exemption under Rule 16b-3 of the 1934 Act.

•

Stock options may be exercised in whole or in part, at any time after vesting during the option term, by providing appropriate notice to us and payment in full of the option exercise price of the shares of stock for which the option is exercised, in cash or by check or by such other instrument or arrangement as the Committee may approve. Unless otherwise determined by the Committee, payment, in full or in part, of the option price of incentive stock options and non-qualified stock options may be made in the form of unrestricted stock which has been owned by the participant for more than six (6) months, valued at the fair market value of the stock on the date the option is exercised.

•

A participant will not have rights to dividends or any voting or other rights of a shareholder with respect to any stock subject to an option until the participant gives appropriate notice of exercise, has paid in full for such shares, has given, if requested by the company, a representation to the company that he or she is acquiring the stock without any intent to distribute it, and such shares are issued to the participant.

•

All stock options will be exercisable during the participant’s lifetime only by the participant or, if the participant is unable to exercise an option as a result of the participant’s disability, by his or her authorized legal representative.

•

If a participant’s employment by the company or any subsidiary or affiliate terminates by reason of death, then any award of stock options held by him or her may be exercised after such termination, to the extent such option was exercisable at the time of death or would have become exercisable within one year from the time of death had the participant continued to fulfill all conditions of the option during such period (or on such accelerated basis as the Committee may determine), by the estate of the participant for a period of one year (or such other period as the Committee may specify) from the date of the participant’s death, subject to certain restrictions. The balance of the award, if any, will be forfeited.

Unless otherwise determined by the Committee, if a participant’s employment by the company or any subsidiary or affiliate terminates for any reason other than death or for cause, all stock options held by the participant will immediately terminate, except that, as to any option installment that was exercisable at the time of termination, the option may be exercised at any time on or before the earlier of sixty (60) days after the date of such termination or the applicable expiration date of the award.

Incentive Stock Options. Only employees of the company or a subsidiary will be eligible to receive incentive stock options. An incentive stock option will be exercisable by (1) a participant’s authorized legal representative (if the participant is unable to exercise the incentive stock option as a result of the participant’s disability) only if, and to the extent, permitted by Section 422 of the Code and Section 16 of the 1934 Act, and the rules and regulations under Section 422 and Section 16, and (2) by the participant’s estate, in the case of death, or authorized legal representative, in the case of disability, no later than ten (10) years from the date the incentive stock option was granted (or five years in the case of a 10% participant) (in addition to any other restrictions or limitations that may apply). Regardless of any provisions in the Plan to the contrary, no provision of the Plan relating to incentive stock options may be interpreted, amended or altered, nor may any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422, or, without the consent of the participant(s) affected, to disqualify any incentive stock option under such Section 422 or any successor to Section 422.

Stock Appreciation Right Awards

Stock appreciation rights may be granted alone, in addition to or in tandem with other awards granted under the Plan or cash awards made outside of the Plan. In the case of an award of stock appreciation rights relating to an award of non-qualified stock options, such rights may be granted either at or after the time of the grant of the related non-qualified stock options. In the case of incentive stock options, such rights may be granted in tandem with incentive stock options only at the time of the grant of such incentive stock options and exercised only when the fair market value of the stock subject to the option exceeds the exercise price of the option.

Stock appreciation rights issued in tandem with stock options (“tandem SARs”) will terminate and will cease to be exercisable upon the termination or exercise of the related stock option, subject to such provisions as the Committee may specify if a stock appreciation right is granted with respect to less than the full number of shares of stock subject to the related stock option.

All stock appreciation rights granted under the Plan will be exercised, subject to the provisions below, in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the participant will be entitled to receive an amount determined in the manner described below and in the award agreement.

Stock appreciation rights granted under the Plan will be subject to the following provisions and will be subject to such additional provisions, not inconsistent with the provisions of the Plan, as the Committee deems desirable:

•

Tandem SARs will be exercisable only at such time(s) and to the extent that the stock options to which they relate are exercisable in accordance with the provisions of the Plan governing stock options and stock appreciation rights. Stock appreciation rights granted separately from stock options (“freestanding SARs”) will be exercisable as the Committee determines.

•

Upon the exercise of a stock appreciation right, a participant will be entitled to receive an amount in cash or shares of stock, as determined by the Committee, equal in value to the excess of the fair market value of one share of stock on the date of exercise of the stock appreciation right over (1) the option price per share specified in the related stock option in the case of tandem SARs, which price will be fixed no later than the date of grant of the tandem SARs, or (2) the price per share specified in the related award agreement in the case of freestanding SARs, which price will be not less than the fair market value of the stock on the date of grant, multiplied by the number of shares of stock in respect of which the stock appreciation right will have been exercised. The Committee will have the right to determine the form of payment (i.e., cash, stock, or any combination of cash and stock) and to approve any election by the participant to receive cash, in whole or in part, upon exercise of the stock appreciation right. When payment is made in stock, the number of shares of stock to be paid will be calculated on the basis of the fair market value of the stock on the date of exercise. Notwithstanding the foregoing, the Committee may limit the appreciation in value of any stock appreciation right at any time prior to exercise.

•	Upon the exercise of a tandem SAR, the related stock option must also be exercised at the same time.

•

The Committee may grant “limited” stock appreciation rights, which are freestanding SARs that become exercisable only in the event of a “change in control” (as defined below), subject to such requirements as the Committee may specify. Limited stock appreciation rights will be settled solely in cash.

•

Stock appreciation rights will not be transferable by the participant other than by will or by the laws of descent and distribution, and all stock appreciation rights will be exercisable, during the participant’s lifetime, only by the participant or, subject to the provision below, by his or her authorized legal representative if the participant is unable to exercise a stock appreciation right as a result of the participant’s disability.

Unless varied by the Committee, stock appreciation rights will be subject to the same provisions (as described above) that apply to stock options in the situations where a participant’s employment terminates by reason of death or otherwise, except that the provisions applicable to any stock appreciation right held by a participant that is subject to Section 16 of the 1934 Act may not be varied in a manner that would cause the exercise or cancellation of such stock appreciation right to fail to qualify for any applicable exemption provided by Rule 16b-3 under the 1934 Act.

The Company’s Right of Recoupment

The company has the right to recoup performance-based awards that have previously vested in certain circumstances. If a vesting event occurs that is based on financial or operating results that are restated within three years after such vesting, then we will have the right to recoup awards from the executive officers who benefitted from such vesting. In such circumstances, the company will have the right to adjust and amend the terms of all outstanding stock options, and to recover from each executive officer, and each such executive officer will refund to the company promptly on demand, either (1) the number of shares of stock that vested (or that were subject to stock options that vested and were exercised), were distributed or were deferred (as applicable) upon or after such vesting based on the incorrect operating or financial results, (2) the dollar equivalent of such number of shares as of the date of such vesting, without interest, or (3) the value that was paid to or earned by the participant, as applicable, at the time of vesting or upon the exercise of rights under any such vested award, without interest. Such recovery, at the Committee’s discretion, may be made by lump sum payment, installment payments, credits against unvested awards made under the Plan, credits against future bonus or other incentive payments or awards, or other appropriate mechanism. We will have this right of recoupment whether or not the executive officer in question was at fault or responsible for causing the restatement in question.

If any participant engages in fraud or other misconduct resulting in a restatement of the financial or operating results used to determine the vesting of a performance-based award, we will have the right to recoup from such participant, and the participant will transfer or pay to the company promptly upon demand, in the company’s discretion, either (1) the number of shares of stock that vested (or that were subject to stock options that vested and were exercised), were distributed or were deferred (as applicable) upon or after such vesting based on the incorrect operating or financial results, (2) the dollar equivalent of such number of shares, or (3) the value paid to or earned by the participant at the time of vesting or upon the exercise of rights under any such vested award, and in the case of (2) and (3) plus interest, calculated from such vesting date. We also will have the right to terminate and cancel any and all awards previously made to such participant at any time under the Plan that are then unvested or, if applicable, that have vested but have not then been exercised, and to recover from such participant the company’s costs and expenses incurred in connection with recovering such shares or funds from participant and enforcing these rights, including reasonable attorneys’ fees and court costs. There will be no time limit on our right to recover these amounts, except as otherwise provided by applicable law.

These rights are in addition to any other rights or remedies that we may have under the Plan or any applicable law or regulation.

Qualified Retirement Provisions

A “qualified retirement” is defined in the Plan to mean any termination of a participant’s employment with the company or its subsidiaries or affiliates for any reason (other than death or an involuntary termination for cause) that qualifies as a “separation from service” under Section 409A of the Code, and occurs on or after the first day of the calendar month in which the following conditions would be satisfied:

•	the participant is 55 years of age or older;

•	the participant has completed at least fifteen (15) years of service as an employee of the company or its subsidiaries or affiliates; and

•

the participant has received a “meets expectations” or better on his or her most recent performance evaluation (or, at or after a “change in control,” which is discussed below, on the participant’s most recent performance evaluation preceding the change in control).

If a participant’s employment with the company (or any of our subsidiaries or affiliates) terminates due to a qualified retirement, the following provisions will apply (except in the situation where the participant has engaged in any “disqualifying activity,” which is discussed below):

•

To the extent that any option installment or stock appreciation right is vested and exercisable as of the date of the qualified retirement, such option installment and stock appreciation right will not terminate upon the termination of the participant’s employment, but may be exercised by the participant, in whole or in part, at any time between the qualified retirement date and the applicable expiration date of the award. If an option installment or stock appreciation right vests upon a qualified retirement in accordance with either of the two provisions immediately below, those rights will be exercisable from and after such vesting date through and including the applicable expiration date of the award.

•

With respect to all unvested time-based awards held by the participant on his or her qualified retirement date, if an award installment is not vested as of such date, such award installment (1) will remain in effect with respect to 50% of the award installment, which will vest and be free of applicable restrictions on such qualified retirement date, except that as to any participant who is a “specified employee” as defined in Section 409A of the Code (generally, the 50 highest paid people in the company), any distribution or exercise of rights with respect to such awards may not occur until the date that is six (6) months plus one (1) day after participant’s qualified retirement date; and (2) will terminate, effective as of the qualified retirement date, with respect to the remaining 50% of such award installment.

•

With respect to all unvested performance-based awards held by the participant on his or her qualified retirement date, if an award installment is not vested as of such date, such award installment (1) will remain in effect with respect to 50% of the award installment, which will vest upon the satisfaction of the related performance goals (unless such goals are not satisfied prior to the expiration date, in which event the award installment will terminate, and such award installment will be forfeited), and (2) will terminate, effective as of the qualified retirement date, with respect to the remaining 50% of such award installment. However, with respect to our Chief Executive Officer, other members of the executive management team, and certain other participants, if the individual has given the company written notice of his or her intended retirement date at least twelve (12) months but not more than fourteen (14) months prior to such date, and if such individual in fact terminates on such intended retirement date (or such later date as the company and such individual may agree), upon the individual’s qualified retirement, 100% of the performance-based awards held by such participant will remain in effect and will vest as of the date on which, and to the extent that, the applicable performance criteria is satisfied (unless such criteria is not satisfied prior to the expiration date applicable to such award, in which event the award will terminate and be forfeited).

If the Committee determines that the participant is or has engaged in any disqualifying activity (described below), then all award installments held by the participant that have not vested as of the date of such determination will terminate. If a stock option or stock appreciation right has vested and is exercisable as of the date of such determination, then:

•

if the “disqualification date” (the earliest date as of which the participant engaged in any disqualifying activity) occurred on or prior to the date of such employee’s termination from the company, or if the disqualification date occurred after such termination and such activity is covered by any of the second, third, or fourth clauses of the definition of disqualifying activity (see below), all such stock options and stock appreciation rights will terminate, and all related shares of stock will be forfeited, as of such date; and

•

if any such activity is covered by the first clause of the definition of disqualifying activity and the related disqualification date occurs after the termination of the participant’s employment, the participant will have the right to exercise such option or stock appreciation right on or before the earlier of (1) the expiration date applicable to the option or stock appreciation right, or (2) the date that is sixty (60) days after the date upon which the company sends written notice to such participant of the Committee’s determination that the participant engaged in disqualifying activity.

For purposes of these provisions, “disqualifying activity” is defined to include any of the following acts or activities, as further described in the Plan:

•	competing against the company;

•	unauthorized disclosure of any of our confidential information or trade secrets;

•	a material violation of our code of conduct or any agreement between the participant and the company;

•

making any other disclosure or taking any other action determined by the Committee to be materially detrimental to the business, prospects, or reputation of the company or any of our subsidiaries or affiliates; or

•	the failure to perform his or her assigned responsibilities as an employee of the company or any of our subsidiaries or affiliates.

The ownership of less than 2% of the outstanding voting securities of a publicly traded corporation that competes with the company or any of our subsidiaries or affiliates will not constitute a disqualifying activity.

Change In Control Provisions

A “change in control” is defined by the Plan to mean a change in the ownership of the company, a change in effective control of the company, or a change in the ownership of a substantial portion of the company’s assets, each as defined in Section 409A of the Code. Under Section 409A, a change in control is generally deemed to occur if any of the following occurs:

•	Change in ownership is considered to be the acquisition of over 50% of the company’s fair market value or total voting power by a person or persons acting as a group.

•

A change in effective control takes place if a person or persons acting as a group acquire(s) 30% or more of the company’s total voting power in a 12-month period. In addition, a change in effective control will occur if, during a

12-month period, a majority of the company’s board of directors is replaced by directors whose election was not endorsed by a majority of the board prior to such election.

•

A change in the ownership of a substantial portion of the company’s assets will occur if a person or persons acting as a group acquire(s), during a 12-month period, 40% or more of the company’s assets, determined by the gross fair market value of the assets.

Unless otherwise provided in the applicable award agreement, upon a change in control of the company, the following provisions will govern:

•

If the change in control does not result in the liquidation or cancellation of, or other change to, our common shares, each outstanding award will remain in effect after the change in control on the terms and conditions set forth in the Plan and the applicable award agreement.

•

If a change in control results in the conversion or exchange of another publicly held equity security for the company’s stock, such that the company’s stock is not the surviving security, then to the extent of such conversion or exchange, as of the date of the change in control:

¡

each outstanding time-based award will convert into or be replaced by a new equity award, based on the surviving security and the conversion or exchange rate applicable to shares of stock in the underlying transaction. The new award will be equal in value to, in the same form as, and with equivalent terms, conditions and restrictions, including vesting and forfeiture provisions, as that portion of the award being converted into or replaced by the new equity award; and

¡

each outstanding performance-based award will be fully vested, and any applicable restrictions, limitations, or performance goals applicable to such award will terminate, and the value of such award will be cashed out and paid to the participant on the basis of the fair market value of the stock on the last full trading day immediately preceding the occurrence of the change in control (the “change in control price”).

•

If the change in control results in a cash payment for each outstanding share of the company’s stock, then to the extent of such cash payment, each outstanding award will fully vest as of the date of the change in control, and any applicable restrictions, limitations, or performance criteria applicable to such award will terminate, and such award will be cashed out on the basis of the cash payment and paid to the participant.

•

If a performance-based award must be cashed out under these provisions, those awards will be valued based on the number of shares of stock or units, or (if applicable) the target number of such shares or units, that are the subject of such award, and on the amount of the cash payment or the change in control price, as applicable.

Notwithstanding the foregoing provisions regarding a change in control, if on the date of or during the 24-month period following a change in control, either (1) the company terminates the participant’s employment other than for cause, or (2) the participant terminates his or her employment for good reason (which is defined under the Plan to include material changes to the participant’s responsibilities, job function, compensation, work location, or benefits), and in either case, such termination qualifies as a “separation from service” under Section 409A of the Code, then upon the occurrence of such termination:

•

Any remaining awards of options or stock appreciation rights that were outstanding as of the date of such change in control will fully vest and be exercisable and will remain exercisable until the earlier of the expiration date of such option or stock appreciation right or the date that is sixty (60) days after such termination of employment; and

•

Any remaining awards of restricted stock or restricted stock units that were outstanding as of the date of such change in control will be fully vested and free of all restrictions and limitations, and, with respect to restricted stock units, will be settled as promptly as is practicable.

To the extent any such award constitutes deferred compensation under Section 409A of the Code, the required distribution to any “specified employee” as defined under Section 409A of the Code may not occur until six (6) months and one (1) day after the applicable vesting date.

Amendments and Termination

The Board may amend, supplement, alter, or discontinue the 2010 Incentive Plan at any time, but no such action will impair the rights under any award previously granted under the Plan without the participant’s consent. The company will submit to the shareholders of the company, for their approval, any amendments to the Plan that are required, either by law or the rules and regulations of any governmental authority or any stock exchange upon which the stock is then traded, to be approved by shareholders. Our common shares are currently traded on the NYSE.

Subject to changes in law or other legal requirements that would permit otherwise, the 2010 Incentive Plan may not be amended without the approval of the shareholders, to (1) increase the total number of shares of stock that may be issued under the Plan or to any individual during any calendar year (except for adjustments described above), (2) permit the granting of stock options or stock appreciation rights with option exercise prices lower than 100% of the fair market value of the stock on the date of the grant, or permit the Committee to reduce the exercise price of previously issued and outstanding stock options or stock appreciation rights, (3) modify the Plan’s eligibility requirements, (4) change the performance criteria specified in the Plan and discussed under “Performance Criteria” above, or (5) increase the number of shares that may be awarded in the form of incentive stock options.

The Committee, at any time, may amend the terms of any outstanding award, but no such amendment will be made that would: (1) impair the rights under an award previously granted without the participant’s consent; (2) in the case of any award of a stock option or stock appreciation right, reduce the exercise price relating to such award or, in any other case, reduce the purchase price (if any) of the stock which is subject to an outstanding award; (3) make the applicable exemptions provided by Rule 16b-3 under the 1934 Act unavailable to any participant that is subject to Section 16 of the 1934 Act and holds an award, without the participant’s consent; or (4) with respect to any award subject to the restrictions on deferred compensation under Internal Revenue Code Section 409A, result in a modification of the timing or form of payment of such compensation under such award except to the extent permitted by Code Section 409A and the regulations under Section 409A.

Subject to the above provisions, the Board has all necessary authority to amend the 2010 Incentive Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

Federal Income Tax Consequences of the 2010 Incentive Plan

The following is a brief summary of the general federal income tax consequences of transactions under the 2010 Incentive Plan based on federal income tax laws in effect as of February 15, 2012. This summary is not intended to be exhaustive and does not describe any foreign, state, or local tax consequences.

Tax Treatment of Restricted Stock Units. In general, a participant has no income with respect to a restricted stock unit until a share is distributed upon the vesting of a unit. On that date, the participant has ordinary income in an amount equal to the fair market value of the share received. The participant’s tax basis in the share received is the amount included in his or her income, and the participant’s holding period in the share commences on the day after receipt of the share. Upon disposition of the share, the participant will recognize short-term or long-term gain or loss equal to the difference between the amount realized and his or her basis in the share.

In general, the company is entitled to a deduction equal to the amount included in the participant’s ordinary income in the year in which such amount is reported for tax purposes by the participant, provided the company satisfies applicable withholding and reporting requirements. The amount of the company’s deduction may be limited under Section 162(m) of the Code if a covered employee’s non-performance-based compensation exceeds $1 million in such year, which is discussed in more detail beginning on page 35.

Tax Treatment of Restricted Stock. Unless a participant makes an election under Section 83(b) of the Code, restricted stock awards are not included in his or her income until the award vests. At vesting, the participant is taxed at ordinary income rates on the fair market value of the stock on the vesting date. Upon disposition of such a share, the participant will recognize short-term or long-term gain or loss equal to the difference between the amount realized and the fair market value of the share on the vesting date.

Within 30 days of receipt of a restricted stock award, a participant may elect, under Section 83(b) of the Code, to include in ordinary income on the date of receipt of the restricted stock the fair market value of the stock (without taking into account any restrictions other than those which by their terms never lapse) reduced by the amount, if any, that he or she pays for the stock. Upon disposition of a share for which such an election has been made, the participant will recognize short-term or long-term gain or loss equal to the difference between the amount realized and the fair market value of the stock on the grant date.

In general, the company is entitled to a deduction equal to the amount included in the participant’s ordinary income in the year in which such amount is reported for tax purposes by the participant, provided the company satisfies applicable withholding and reporting requirements. The amount of the deduction may be limited under Section 162(m) of the Code if a covered employee’s non-performance-based compensation exceeds $1 million in any year, which is discussed in more detail beginning on page 35.

Tax Treatment of Stock Options.

Non-Qualified Stock Options. For stock options that are non-qualified stock options with an exercise price equal to or greater than the fair market value of the common shares on the date of grant, generally: (1) no income is realized by the participant at the time the option is granted; (2) upon exercise of the option, the participant realizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price paid for the shares; and (3) upon disposition of the shares received upon exercise of the option, the participant recognizes, as either short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares, a gain or loss equal to the difference between the amount realized and the fair market value of the shares on the date of exercise. The participant’s tax basis is equal to the sum of the purchase price of the shares and the amount of income, if any, recognized upon the exercise of such option.

With respect to the exercise of a non-qualified stock option and the payment of the option price by the delivery of common shares previously owned by the participant, the participant will still realize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of the exercise over the option exercise price paid for the shares, but with respect to the shares that are surrendered to pay the option exercise price, the following will apply. If the number of common shares received by the participant does not exceed the number of common shares surrendered, no taxable income will be realized by the participant at that time, the tax basis of the common shares received will be the same as the tax basis of the common shares surrendered, and the holding period of the participant in the common shares received will include his holding period in the common shares surrendered. If the number of common shares received exceeds the number of common shares surrendered, ordinary income will be realized by the participant at the time in the amount of the fair market value of such excess common shares, the tax basis of such excess common shares will be such fair market value, and the holding period of the participant in such common shares will begin on the date such common shares are transferred to the participant.

In general, the company is entitled to a deduction equal to the amount included in the participant’s ordinary income in the year in which such amount is reported for tax purposes by the participant, provided the company satisfies applicable withholding and reporting requirements. Generally, stock options with an option exercise price equal to or greater than the fair market value on the date of grant are treated as performance-based compensation; consequently, such stock options are normally not subject to the deduction limits relating to non-performance-based compensation under Section 162(m) of the Code.

Incentive Stock Options. No taxable income is realized by the participant upon the grant or exercise of an incentive stock option. If common shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such common shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to the participant, then (1) upon the sale of such common shares, a long-term capital gain or loss will be realized in an amount equal to the difference between the option price and the amount realized by the participant, and (2) no deduction will be allowed to the participant’s employer (i.e., the company) for Federal income tax purposes.

If common shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (1) the participant realizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (2) the participant’s employer will be entitled to deduct any such amount if the company satisfies certain Federal withholding or reporting requirements. Any further gain (or loss) realized (i.e., the difference between the amount realized and the fair market value of the shares on the date of exercise, in the case of a gain, or the option price, in the case of a loss) by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction for the employer.

For the purposes of computing a participant’s alternative minimum tax, the excess of the fair market value of the common shares at the time of exercise over the option price is an item of tax preference (unless there is a disposition of the shares acquired upon exercise of an incentive stock option in the taxable year of exercise) which may, under certain circumstances, result in an alternative minimum tax liability to the participant.

With respect to the exercise of an incentive stock option and the payment of the option price by the delivery of common shares, if the number of shares received does not exceed the number of shares surrendered, no taxable income will be realized by the participant at that time; the tax basis of the common shares received will be the same as the tax basis of the common shares surrendered and the holding period (except for purposes of the one-year period referred to above) of the participant in the common shares received will include his holding period in the shares surrendered. If the number of common shares received exceeds the number of common shares surrendered, no taxable income will be realized by the participant at that time, such excess common shares will be considered incentive stock option stock with a zero basis, and the holding period of the participant in such shares will begin on the date such shares are transferred to the participant. If the common shares surrendered were acquired as the result of the exercise of an incentive stock option and the surrender takes place within two years from the date of the option or one year after the transfer of common shares to the participant, the surrender will result in the realization of ordinary income by the participant at that time in the amount of the excess, if any, of the fair market value on the date of exercise of the common shares surrendered over the option price of such shares. If any of the common shares received are transferred by the participant, the participant will be treated as having first disposed of the common shares with a zero basis.

Tax Treatment of Stock Appreciation Rights. For stock appreciation rights, generally: (1) no income is realized by the participant at the time the stock appreciation right is granted; (2) upon exercise of the stock appreciation right, the participant realizes ordinary income in an amount equal to the cash received or the fair market value of the shares received on the date of exercise; and (3) upon disposition of the shares, if any, received upon exercise of the stock appreciation right, the participant recognizes either short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares, equal to the difference between the amount realized and the fair market value of the shares on the date of exercise.

In general, the company is entitled to a deduction equal to the amount included in the participant’s ordinary income in the year in which such amount is reported for tax purposes by the participant, provided the company satisfies applicable withholding and reporting requirements. Stock appreciation rights with a price per share equal to or greater than the fair market value on the date of grant are generally treated as performance-based compensation; consequently, such stock appreciation rights are normally not subject to the deduction limits relating to non-performance-based compensation under Section 162(m) of the Code.

Term of the Plan

No award will be granted pursuant to the 2010 Incentive Plan on or after January 31, 2020, but awards granted prior to such date may extend beyond that date, subject to the terms of the Plan and any applicable award agreement.

Other Benefit Plans for Executives and Other Key Employees

The company maintains other benefits and plans to compensate and reward executives and other key employees in addition to their regular salaries. Each such employee has the potential to earn an annual cash bonus, is eligible to participate in our 401(k) plan and may participate in the health and other employee benefit plans that are generally available to regular employees of the company who satisfy minimum requirements. Executive officers and other employees may also be eligible to participate in our Executive Deferred Compensation Plan, which permits the employees to defer, until later years, receipt of all or a portion of their annual cash bonuses and all of their annual equity awards, and to receive a severance payment upon termination of employment, in certain circumstances.

Vote Required for Approval

The affirmative vote of a majority of the votes cast on this proposal, provided the total number of votes cast represents a majority of the outstanding common shares, is required for the approval of this proposal. Unvoted shares (including broker non-votes) will not be treated as votes cast. Abstentions will be treated as votes cast and, consequently, will have the same effect as votes against the proposal.

The Board of Directors recommends that you vote FOR this proposal.

ITEM 11: PROPOSAL TO APPROVE AN AMENDMENT TO OUR 2003 DIRECTORS EQUITY INCENTIVE PLAN TO EXTEND THE TERM OF THE PLAN, TO ELIMINATE THE BUYOUT PROVISIONS RELATING TO STOCK OPTION AWARDS, AND TO MODIFY THE DEFINITION OF “CHANGE IN CONTROL”

The Board of Directors requests shareholder approval of Amendment No. 2 (the “Amendment”) to The Progressive Corporation 2003 Directors Equity Incentive Plan (together with the previous amendment, the “2003 Directors Plan” or the “Plan”). The Board of Directors approved the Amendment in January 2012, subject to shareholder approval. The Amendment extends the term of the Plan, modifies the definition of “change in control,” and eliminates the company’s right to buy out stock options awarded under the Plan.

The full text of the Amendment was filed with the Securities and Exchange Commission on our Current Report on Form 8-K dated February 2, 2012. The 2003 Directors Plan and the prior amendment were filed, respectively, on April 21, 2003 as an exhibit to our Registration Statement No. 333-104653, and on March 1, 2010, as an exhibit to our Annual Report on Form 10-K. The following description of the material features of the Amendment and the 2003 Directors Plan is qualified in its entirety by reference to the text of those documents.

The 2003 Directors Plan

The 2003 Directors Plan was originally approved by shareholders at our Annual Meeting in April 2003, and permits the grant of restricted stock and stock options to directors who are not full-time employees of the company or its subsidiaries (“non-employee directors”). The 2003 Directors Plan is intended to enable the company to attract, retain, and reward non-employee directors and to strengthen the mutuality of interests between directors and the company’s shareholders by offering equity or equity-based incentives. The company currently has ten non-employee directors. Since shareholder approval was obtained, we have awarded restricted stock to non-employee directors on an annual basis; no stock options have been awarded under the Plan or are contemplated.

The Amendment

The 2003 Directors Plan is set to expire on January 31, 2013. Currently, however, there are more than 660,000 shares available for issuance under the Plan, most of which would not be used if the plan were to expire next year, as scheduled. In order to more efficiently use the shares that were previously authorized by shareholders, we are seeking shareholder approval of the Amendment to extend the term of the Plan through January 31, 2018.

In addition, two other changes are included in the Amendment, as follows:

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The provisions relating to stock options include a section that would allow the company to buy vested stock options from participants under certain circumstances. If approved by shareholders, the Amendment would delete this buyout provision from the Plan.

•

In 2010, shareholders approved The Progressive Corporation 2010 Equity Incentive Plan, pursuant to which we provide equity-based compensation to our executives and certain other employees. In that plan, we adopted a definition of “change in control” from Section 409A of the Internal Revenue Code, which is more restrictive than the definition we had used in our prior plans, including the 2003 Directors Plan. In the Amendment, therefore, we are replacing the existing definition of “change in control” in the Plan with the Section 409A definition. This change is discussed in more detail below under “Change in Control Provision.”

Shareholder Approval Requirements

Companies, including Progressive, the securities of which are listed on the New York Stock Exchange (NYSE), are required by the NYSE’s listing standards to obtain shareholder approval for any equity-compensation plan, such as the 2003 Directors Plan, and any material amendments to those plans. Accordingly, the company is seeking shareholder approval of the Amendment under the NYSE listing standards.

If the shareholders fail to approve the Amendment, the term of the Plan will not be extended, and the other changes described above will not go into effect; the Plan will then expire in January 2013 according to its terms. After that time, the company will not be in a position to make further equity-based awards to our non-employee directors, unless and until a new plan is adopted by the Board and then approved by shareholders at a future meeting.

Expected 2012 Plan Benefits

The following table summarizes the benefits that we currently expect to be awarded under the 2003 Directors Plan for the year 2012 to our non-employee directors as a group. The number of shares that will be awarded is not known at this time, but will be determined by dividing the dollar value of the award for each director by the stock price on the date of the award. Awards in future years are not determinable at this time.

PLAN BENEFITS

The Progressive Corporation 2003 Directors Equity Incentive Plan

Name and Position[a]	Dollar Value ($)[b]	Number of Units
Non-Executive Director Group	$1,895,000	NA

NA	= Not Available

[a]	Executive officers and employees are omitted from this table because they are not eligible to participate in the 2003 Directors Plan.

[b]	Amounts are estimated and subject to change. Annual awards are expected to be made under the Plan in April 2012.

Equity Compensation Plan Information

The composition of outstanding awards and shares available for grant under our equity plans for employees and directors as of December 31, 2011, can be found in the Equity Compensation Plan Information table on page 68.

Administration of the Plan

The 2003 Directors Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee currently consists of three directors of the company, all of whom are “non-employee” directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “1934 Act”). Committee members serve at the pleasure of the Board.

The Committee has full power to interpret and administer the 2003 Directors Plan and full authority to select: the individuals to whom awards will be granted and to determine the type and amount of awards to be granted; the consideration, if any, to be paid for such awards, the timing of such awards; the terms and conditions of awards granted; and the terms and conditions of the related award agreements that will be entered into with any non-employee director to whom an award is granted under the Plan (“participant”).

The Committee also has the authority to adopt, alter, change and repeal such rules, regulations, guidelines and practices governing the 2003 Directors Plan as it deems advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any award agreement relating thereto), and otherwise to supervise the administration of the Plan.

Stock Subject to the Plan

The total number of the company’s common shares, $1.00 par value, originally reserved for awards under the 2003 Directors Plan was 350,000 shares, subject to adjustment as discussed below. Of that number, and giving effect to the adjustment required upon our 2006 stock split, as of December 31, 2011, 663,095 shares remain available for issuance. No non-employee director may be granted awards under the 2003 Directors Plan with respect to an aggregate of more than 24,000 shares of stock (subject to adjustment) during any calendar year. Any stock issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. The closing price of the company’s common shares on the New York Stock Exchange on February 15, 2012, was $21.34 per share.

If any stock subject to any award granted under the 2003 Directors Plan is forfeited, or an award otherwise terminates or expires without the issuance of stock, the stock that is subject to such award will again be available for distribution in connection with future awards under the Plan, unless the participant has received dividends or other “benefits of ownership” with respect to such stock as defined in the Plan. In such a case, the shares which were the subject of the award in question will not be available for future awards.

In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, reverse share split, combination of shares or other change in the corporate or capital structure of the company affecting the stock, an appropriate substitution or adjustment will be made in (i) the aggregate number of shares of stock reserved for issuance under the 2003 Directors Plan, (ii) the maximum number of shares that may be subject to awards granted under the Plan to any non-employee director during any calendar year or other period, (iii) the number and option exercise price of shares subject to outstanding options granted under the Plan, and (iv) the number of shares subject to restricted stock awards granted under the Plan, as may be approved by the Committee to prevent dilution or enlargement of rights.

Restricted Stock Awards under the Plan

Subject to the terms and conditions of the 2003 Directors Plan, restricted stock may be awarded to non-employee directors at any time and from time to time as determined by the Committee. The Committee determines the individuals to whom, and the time or times at which, grants of restricted stock will be made; the number of shares of restricted stock to be awarded to each non-employee director; the price (if any) to be paid by the non-employee director; the date or dates or conditions upon which restricted stock awards will vest; the period or periods within which such restricted stock awards may be subject to restrictions and forfeiture; and the other terms and conditions of such awards in addition to those set forth in the Plan.

Restricted stock awarded under the 2003 Directors Plan will be subject to the following terms and conditions and will contain such additional terms and conditions as the Committee deems advisable:

•	The purchase price for shares of restricted stock will be determined by the Committee at the time of grant and may be equal to their par value or zero.

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The participant must accept the award of restricted stock by executing a restricted stock award agreement, delivering an executed copy of the restricted stock award agreement to the company, and paying the required purchase price (if any).

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Each participant of a restricted stock award will receive a stock certificate registered in his or her name and bearing a legend referring to the terms, conditions, and restrictions applicable to such award.

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The participant will deliver to the company, or its designee, the stock certificates evidencing such shares of restricted stock with a related stock power. The company will hold the certificates until the restrictions have lapsed or any conditions to the vesting of such award have been satisfied.

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At the discretion of the company, any shares of restricted stock awarded under the Plan may be issued and held in book entry form. In such event, no stock certificates evidencing such shares will be issued to the participant.

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Awards of restricted stock will vest, and all restrictions thereon will terminate, upon the lapse of a period of time specified by the Committee at the time of grant, provided all other conditions to vesting have been met.

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Subject to the provisions of the 2003 Directors Plan and the related award agreement, the participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber the shares of restricted stock awarded during the period specified by the Committee at the time of grant, which will not be less than six months and one day. Subject to these limitations, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors and criteria as the Committee may determine.

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No restricted stock will be transferable by the participant other than by will or by the laws of descent and distribution, except that, if determined by the Committee at the time of grant and so provided in the award agreement, a participant may transfer restricted stock during his or her lifetime to certain family members and related entities, provided that no consideration is paid for the transfer and that the transfer would not result in the loss of any exemption under Rule 16b-3 of the 1934 Act with respect to any restricted stock. The transferee of restricted stock will be subject to all restrictions, terms and conditions applicable to the restricted stock prior to its transfer.

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Except as described above and as provided in the Plan, with respect to the shares of restricted stock awarded, each participant has all of the rights of a shareholder of the company, including the right to vote the stock and the right to receive any dividends declared by the Board of Directors. At the time of the award, the Committee may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional restricted stock to the extent shares are then available or otherwise reinvested. Stock dividends issued with respect to restricted stock will be treated as additional shares of restricted stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

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If a participant dies while serving as a member of the Board, his or her estate will be entitled to receive any shares of restricted stock held by such participant at the time of death; such restricted stock will thereafter vest, or any restrictions thereon will lapse, on the vesting date or dates specified in the related award agreement.

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If a participant resigns or is removed from the Board due to disability, he or she will be entitled to keep any restricted stock held by him or her at the time of such resignation or removal; such restricted stock will vest, or any restrictions will lapse, on the vesting date or dates specified in the related award agreement.

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Unless otherwise determined by the Committee, at or after the time of granting any restricted stock award, if a director resigns or is removed from the Board for any reason other than death or disability or does not stand for re-election, all restricted stock held by such director which is unvested or subject to restriction at the time of such resignation or removal, or at the time such director leaves the Board, will be forfeited.

Stock Option Awards under the Plan

Stock options may be granted under the 2003 Directors Plan to non-employee directors as determined by the Committee. The Committee will select the individuals to whom grants of stock options will be made; the number of shares which may be purchased under each stock option; the time or times at which stock options will vest and become exercisable; and the other terms and conditions of the stock options in addition to those described below. All stock options granted under the Plan will be non-qualified stock options.

Options granted under the Plan will be evidenced by option award agreements approved by the Committee, and will be subject to the following terms and conditions and such additional terms and conditions as the Committee deems advisable:

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The option exercise price per share of stock which may be purchased under a stock option will be determined by the Committee at the time of grant and will not be less than 100% of the fair market value of the stock on the date of grant.

•	The term of each stock option (“option term”) will be determined by the Committee at the time of grant and may not exceed ten years from the date the option is granted.

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Stock options will be exercisable at such time or times, and subject to such terms and conditions, as determined by the Committee at or after the grant. Except as provided below, and unless otherwise determined by the Committee at or after grant, no stock option may be exercised prior to six months and one day following the date of grant. If any stock option is exercisable only in installments, or only after a specified vesting date, the Committee may accelerate or waive, in whole or in part, such installment exercise provisions or vesting date, at any time at or after the grant based on such factors as the Committee may determine.

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Subject to the installment exercise provisions that apply with respect to such stock option, the six month and one day holding period described above and any other conditions to vesting, stock options may be exercised, in whole or in part, at any time during the option term, by giving to the company written notice of exercise specifying the number of shares of stock to be purchased.

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The notice must be accompanied by payment in full of the option exercise price of the shares of stock for which the option is exercised. Subject to the prior approval of the Committee at or after grant, payment of some or all of the option exercise price may be made in the form of unrestricted stock then owned by the participant or stock that is part of the stock option being exercised. The value of each such share surrendered or withheld will equal the fair market value of the stock on the date the option is exercised, as defined in the 2003 Directors Plan.

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No stock option may be transferred other than by will or by the laws of descent and distribution, and all stock options will be exercisable, during the participant’s lifetime, only by the participant or by the participant’s authorized legal representative if the participant is disabled. However, if determined by the Committee at the time of grant and so provided in the applicable award agreement, a participant may transfer a stock option during his or her lifetime to certain family members or related entities, provided that no consideration is paid for the transfer and that the transfer would not result in the loss of any exemption under Rule 16b-3 under the 1934 Act with respect to any stock option. The transferee of a stock option will be subject to all restrictions, terms and conditions applicable to the stock option prior to its transfer.

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Any stock option held by a participant at the time of his or her death may thereafter be exercised, to the extent such option was exercisable at the time of death or would have become exercisable within one year from the time of death had the participant continued to fulfill all conditions of the option during such period (or on such accelerated basis as the Committee may determine at or after grant), by the estate of the participant for a period of one year (or such other period as the Committee may specify at or after grant) from the date of death. The balance of the stock option will be forfeited.

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If a participant resigns or is removed from the Board due to disability, any stock option then held by such participant may thereafter be exercised, to the extent such option is exercisable at the time of such resignation or removal or would have become exercisable within one year from the time of such resignation or removal had the participant continued to fulfill all conditions of the option during such period (or on such accelerated basis as the Committee may determine at or after grant), by the participant or by his or her duly authorized legal representative if the participant is unable to exercise the option as a result of the disability, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such resignation or removal; provided that if the participant dies within such one-year period (or such other period as the Committee may specify at or after grant), any unexercised stock option held by such participant will thereafter be exercisable by his or her estate (acting through its fiduciary) to the same extent to which it was exercisable at the time of death for a period of one year from the date of death. The balance of the stock option will be forfeited.

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Unless otherwise determined by the Committee at or after the time of granting of any stock option, if a participant resigns or is removed from the Board for any reason other than death or disability, all stock options held by such participant will immediately terminate.

Under the current Plan, the Committee may at any time buy out, for a payment in cash, stock or restricted stock, any option previously granted, based on such terms and conditions as the Committee may establish and agree upon with the participant, subject to any applicable laws. If the Amendment is approved by shareholders, this buyout provision will be deleted from the Plan, and the company will no longer have the right to buy stock option awards from directors.

Change In Control Provision

The Amendment modifies the definition of “change in control” to mean a change in the ownership of the company, a change in effective control of the company, or a change in the ownership of a substantial portion of the company’s assets, each as defined in Section 409A of the Code. As mentioned above, this change is being proposed to align the change-in-control provisions in this Plan with the change-in-control provisions recently included in the 2010 Equity Incentive Plan for employees. Under Section 409A, a change in control is generally deemed to occur if any of the following occurs:

•	Change in ownership is considered to be the acquisition of over 50% of the company’s fair market value or total voting power by a person or persons acting as a group.

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A change in effective control takes place if a person or persons acting as a group acquire(s) 30% or more of the company’s total voting power in a 12-month period. In addition, a change in effective control will occur if, during a 12-month period, a majority of the company’s board of directors is replaced by directors whose election was not endorsed by a majority of the board prior to such election.

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A change in the ownership of a substantial portion of the company’s assets will occur if a person or persons acting as a group acquire(s), during a 12-month period, 40% or more of the company’s assets, determined by the gross fair market value of the assets.

This definition is more stringent than the former definition of “change in control” under the Plan, which, for example, could be triggered (subject to certain exceptions) (i) by the acquisition by a person or group of 20% or more of the voting power of the company’s securities, (ii) by a change in the majority of the board of directors during a 24-month period that was not approved by the incumbent directors, or (iii) upon the occurrence of a transaction requiring shareholder approval for the acquisition of the company or any portion of its outstanding securities. In addition, the former change-in-control provision could also be triggered by a “potential change in control,” which included shareholder approval of an agreement that would result in a change in control, or a person or group acquiring five percent of the company if the board of directors were to then determine that a potential change of control had occurred. Under the Amendment, if approved by shareholders, a potential change in control will no longer trigger benefits under this provision.

Upon the occurrence of a “change in control” (as that term is described above), the Plan requires that the following will occur:

•	any stock options awarded under the 2003 Directors Plan not previously exercisable and vested will become fully exercisable and vested;

•	all restrictions and limitations, if any, applicable to any restricted stock or stock options will terminate and such restricted stock or stock options will become fully vested; and

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the value of all outstanding awards, in each case to the extent vested, unless otherwise determined by the Committee prior to any change in control, will be cashed out on the basis of the “change in control price”, on the date of the change in control.

As used above, “change in control price” means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index, or paid or offered in any bona fide transaction related to a change in control, at any time during the 60-day period immediately preceding the occurrence of the change in control, in each case as determined by the Committee.

Amendments and Termination

The Board may amend, alter or discontinue the 2003 Directors Plan at any time, but no such action will impair the rights under any award previously granted without the participant’s consent. The company will submit to the shareholders of the company, for their approval, any amendments to the Plan which are required to be approved by shareholders, either by law or the rules and regulations of any governmental authority or any stock exchange upon which the stock is then traded.

Subject to changes in law or other legal requirements that would permit otherwise, the 2003 Directors Plan may not be amended without the approval of the shareholders, to (a) increase the total number of shares of stock that may be issued under the Plan or to any individual during any calendar year (except for adjustments described above), (b) permit the granting of stock options with option exercise prices lower than 100% of the fair market value of the stock on the date of the grant, or (c) modify the Plan’s eligibility requirements.

The Committee may, at any time, amend the terms of any outstanding award, but no such amendment will be made which would impair the rights under an award previously granted without the participant’s consent; nor, in the case of any award of a stock option, will any such amendment reduce the option exercise price relating to such stock option or, in any other case, reduce the purchase price (if any) of the stock which is subject to an outstanding award; nor will any such amendment be made which would make the applicable exemptions provided by Rule 16b-3 under the 1934 Act unavailable to any person holding an award without that person’s consent.

Subject to the above provisions, the Board will have all necessary authority to amend the 2003 Directors Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

Federal Income Tax Consequences of the 2003 Directors Plan

The following is a brief summary of the general federal income tax consequences of transactions under the 2003 Directors Plan based on federal income tax laws in effect as of February 15, 2012. This summary is not intended to be exhaustive and does not describe any foreign, state or local tax consequences.

Tax Treatment of Restricted Stock

Unless a participant makes an election under Section 83(b) of the Internal Revenue Code, restricted stock awards are not included in his or her income until the award vests. At vesting, the participant is taxed, at ordinary income rates, on the fair market value of the stock on the vesting date. Upon disposition of such a share, the participant will recognize a short-term or long-term gain or loss equal to the difference between the amount realized and the fair market value of the share on the vesting date.

Within 30 days of receipt of a restricted stock award, a participant may elect, under Section 83(b) of the Internal Revenue Code, to include in ordinary income on the date of receipt of the restricted stock the fair market value of the stock (without taking into account any restrictions other than those which by their terms never lapse) reduced by the amount, if any, that he or she pays for the stock. Upon disposition of such a share, the participant will recognize a short-term or long-term gain or loss equal to the difference between the amount realized and the fair market value of the share on the vesting date.

In general, the company is entitled to a deduction equal to the amount included in the participant’s ordinary income in the year in which such amount is reported for tax purposes by the participant, provided the company satisfies applicable reporting requirements.

Tax Treatment of Stock Options

Stock options granted under the 2003 Directors Plan do not qualify as incentive stock options under the Internal Revenue Code and are therefore deemed to be non-qualified stock options for federal income tax purposes. Generally, therefore: (i) no income is realized by the participant at the time the option is granted or at vesting; (ii) upon exercise of the option, the participant realizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of the exercise over the option exercise price paid for the shares; and (iii) upon disposition of the shares received upon the exercise of the option, the participant recognizes, as either short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares, a gain or loss equal to the difference between the amount realized and the fair market value of the shares on the date of exercise. The participant’s tax basis is equal to the sum of the purchase price of the shares and the amount of income, if any, recognized upon the exercise of such option.

With respect to the exercise of a non-qualified stock option and the payment of the option price by the delivery of common shares previously owned by the participant, the participant will still realize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of the exercise over the option exercise price paid for the shares, but with respect to the shares that are surrendered to pay the option exercise price, the following will apply. If the number of common shares received does not exceed the number of shares surrendered, no taxable income will be realized by the participant at that time as a result of the surrender of the previously owned shares, the tax basis of the common shares received will be the same as the tax basis of the shares surrendered, and the holding period of the participant in the common shares received will include the participant’s holding period in the shares surrendered. If, however, the number of common shares received exceeds the number of shares surrendered, ordinary income will be realized by the participant at the time in the amount of the fair market value of such excess common shares, the tax basis of such excess common shares will be such fair market value, and the holding period of the participant in such common shares will begin on the date such shares are transferred to the participant.

In general, the company is entitled to a deduction equal to the amount included in the participant’s ordinary income in the year in which such amount is reported for tax purposes by the participant, provided the company satisfies applicable reporting requirements.

Term of Plan

Currently, no award will be granted pursuant to the 2003 Directors Plan on or after January 31, 2013, but awards granted prior to such date may extend beyond that date. If shareholders approve this proposal, no award will be granted under the Plan on or after January 31, 2018, but awards granted prior to that date may extend beyond that date.

Other Benefit Plans for Directors

The company maintains deferral plans for the benefit of non-employee directors. These plans are described in this Proxy Statement in more detail beginning on page 54.

Vote Required for Approval

The affirmative vote of a majority of the votes cast on this proposal, provided the total number of votes cast represents a majority of the outstanding common shares, is required for the approval of this proposal. Unvoted shares (including broker non-votes) will not be treated as votes cast. Abstentions will be treated as votes cast and, consequently, will have the same effect as votes against the proposal.

The Board of Directors recommends that you vote FOR this proposal.

ITEM 12: PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012

On February 15, 2012, the Audit Committee of the Board of Directors appointed PricewaterhouseCoopers LLP (PwC) as the independent registered public accounting firm to perform an integrated audit of the consolidated financial statements of The Progressive Corporation and its subsidiaries for the year ending December 31, 2012 and the effectiveness of the company’s internal control over financial reporting as of December 31, 2012. Pursuant to this proposal, we are asking shareholders to ratify the Audit Committee’s selection of PwC. If shareholders do not ratify the appointment of PwC, the selection of the independent registered public accounting firm will be reconsidered by the Audit Committee, but the Committee may decide to continue the engagement of PwC for 2012, due to difficulties in making such a transition after the year has begun. In such a case, we would again consider such a vote in connection with the selection of the independent registered public accounting firm for 2013.

Vote Required for Approval

The affirmative vote of a majority of the votes cast on this proposal is required for approval. Abstentions and unvoted shares will not be taken into account.

The Board of Directors recommends that you vote FOR this proposal.

OTHER INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM INFORMATION

Approval of Audit and Non-Audit Services

The Audit Committee of the Board of Directors requires that each engagement of PwC to perform any audit or non-audit services, including the fees and terms of the engagement, must be approved by the Committee, or by the Chairman of the Committee (who has authority to approve engagements not to exceed $50,000 in the aggregate between Committee meetings), before we engage PwC for the particular service. In addition, the Audit Committee has pre-approved a budget for specific audit and non-audit services of up to $25,000 per quarter for the following services:

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Services associated with SEC registration statements, periodic reports, and other documents filed with the SEC, such as research and advice regarding the accounting or disclosure treatment of certain transactions;

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Consultations with the company’s management as to the accounting or disclosure treatment of transactions or impact of final or proposed rules, standards, or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies;

•	Expanded audit procedures related to accounting records required to respond to or comply with financial, accounting, or regulatory reporting matters;

•	Assistance in connection with financial or market conduct reviews conducted by state insurance regulatory authorities; and

•	Advice regarding tax and accounting treatment related to executive and employee stock or other compensation plans.

The Committee has not adopted any other policies or procedures that would permit us to engage PwC for non-audit services without the specific prior approval of the Committee or its Chairman.

Independent Registered Public Accounting Firm Fees

Following are the aggregate fees billed for the fiscal years ended December 31, 2011 and 2010, by PwC:

Fees	2011	2010
Audit	$1,792,307	$1,780,598
Audit-related	121,063	70,790
Tax	—	12,069

Total	$1,913,370	$1,863,457

Audit fees.    Amounts include professional services rendered for the audit of Progressive’s consolidated financial statements, statutory audits, and the audit of our internal control over financial reporting.

Audit-related fees.    Amounts include various non-audit research and consultation and assistance in the issuance of our 3.75% Senior Notes due 2021.

Tax fees.    Amounts include fees for tax planning, consultation, and advice.

All of these fees were either pre-approved by the Audit Committee, or by its Chairman pursuant to delegated authority, as described above.

Representatives of PwC are expected to be present at the Annual Meeting with the opportunity to make a statement about Progressive’s financial condition, if they desire to do so, and to respond to appropriate questions.

SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the 2013 Annual Meeting of Shareholders for inclusion in the Proxy Statement and form of proxy relating to that meeting may do so in accordance with Securities and Exchange Commission Rule 14a-8 and is advised that the proposal must be received by the Secretary at our principal executive offices located at 6300 Wilson Mills Road, Mayfield Village, OH 44143, not later than November 9, 2012. Shareholder proposals which are not submitted in accordance with Rule 14a-8 must be submitted to us between January 20, 2013 and February 19, 2013, together with appropriate supporting information to ensure that they will be considered at our Annual Meeting of Shareholders in 2013. If a shareholder submits such a proposal after February 19, 2013, the presiding officer at the Annual Meeting may refuse to acknowledge the proposal. However, if the presiding officer allows the consideration of a proposal submitted after February 19, 2013, the proxies designated by the Board may exercise their discretionary voting authority, without discussion of the proposal in our proxy materials, with respect to any such proposal.

HOUSEHOLDING

Securities and Exchange Commission regulations permit a single set of the Annual Report and Proxy Statement to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder will continue to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces our mailing and printing costs. A number of brokerage firms have also instituted householding procedures. In accordance with a notice sent to certain beneficial shareholders who share a single address, only one copy of this Proxy Statement and the attached Annual Report will be sent to that address, unless any shareholder residing at that address gives contrary instructions.

We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and the attached Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of the Proxy Statement and Annual Report, now or in the future, should submit this request by calling toll-free 1-800-542-1061, by writing to: The Progressive Corporation, Investor Relations, 6300 Wilson Mills Road, Box W33, Mayfield Village, OH 44143, or by email: investor_relations@progressive.com. Shareholders sharing an address who are receiving multiple copies of these materials may request to receive a single copy of such materials in the future by contacting us at the phone number or addresses provided above.

CHARITABLE CONTRIBUTIONS

Within the preceding three years, Progressive has not made a contribution to any charitable organization in which any of our directors serves as an executive officer. The Progressive Insurance Foundation, which is a charitable foundation that receives contributions from Progressive, contributes to the Insurance Institute for Highway Safety and qualified tax-exempt organizations that are financially supported by our employees. These contributions are made on a matching basis, and for 2011 did not exceed $2,500 for each employee in the aggregate. In matching an employee’s gift, the Foundation may have contributed to charitable organizations in which one or more of our directors may be affiliated as an executive officer, director, or trustee.

OTHER MATTERS

The cost of this solicitation, including the reasonable expenses of brokerage firms and other record holders for forwarding these proxy materials to beneficial owners, will be paid by Progressive. In addition to solicitation by mail, proxies may be solicited by telephone, facsimile, other electronic means, or in person. We have engaged the firm of Morrow & Co., LLC, 470 West Ave., Stamford, CT 06902 to assist us in the solicitation of proxies at an estimated fee of $15,000 plus expenses. Proxies may also be solicited by our directors, officers, and employees without additional compensation.

If any other matters properly come before the meeting, the persons named in the proxy, or their substitutes, will vote thereon in accordance with their judgment. The Board of Directors does not know at this time of any other matters that will be presented for action at the meeting.

AVAILABLE INFORMATION

Progressive’s Corporate Governance Guidelines, Board of Director Committee Charters, and Code of Business Conduct and Ethics for directors, officers, and employees are available at progressive.com/governance, or may be requested in print by writing to The Progressive Corporation, Investor Relations, 6300 Wilson Mills Road, Box W33, Mayfield Village, OH 44143.

We will furnish, without charge, to each person to whom a Proxy Statement is delivered, upon oral or written request, a copy of our Annual Report on Form 10-K for 2011 (other than certain exhibits). Requests for such documents should be submitted in writing to Jeffrey W. Basch, Chief Accounting Officer, The Progressive Corporation, 6300 Wilson Mills Road, Box W33, Mayfield Village, OH 44143, by telephone at (440) 395-2222 or email at investor_relations@progressive.com.

By Order of the Board of Directors.

Charles E. Jarrett, Secretary

March     , 2012

EXHIBIT A

ARTICLE X

Amendments

These Regulations may be amended or repealed at any meeting of shareholders called for that purpose by the affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power of the corporation with respect to such proposal~~, except that the affirmative vote of the holders of record of shares representing 75% of the voting power of the corporation with respect to any such proposal shall be required to amend, alter, change or repeal Sections 1, 3, 4, 5 or 13 of Article II or this Article~~

A-1

EXHIBIT B

ARTICLE II

Directors

Section 1. Number ~~and Classification~~ of Directors. The number of directors of the corporation, none of whom need to be a shareholder or resident of the State of Ohio, shall be thirteen~~, and such directors shall be divided into three classes as nearly equal in number as possible, to be known as Class I, Class II and Class III. The classes shall be elected to staggered terms.~~ All of the directors shall comprise a single class, although the terms of individual directors may vary on an interim basis as provided at Section 3 hereof. The shareholders, acting by the affirmative vote of the holders of record of shares representing 75% of the voting power of the corporation on such proposal, may, from time to time, increase or decrease the number of directors, but in no case shall the number of directors be fewer than five or more than thirteen, nor shall any decrease in the number of directors shorten the term of any director then in office. ~~In case of any increase in the number of directors, the directors then in office may select the class or classes to which the additional directors shall be assigned, provided that the directors shall be distributed among the several classes as nearly equally as possible.~~

Section 2. Election of Directors. Directors shall be elected at the annual meeting of shareholders, but when the annual meeting is not held or directors are not elected thereat, they may be elected at a special meeting called and held for that purpose. Such election shall be by ballot whenever requested by any shareholder entitled to vote at such election; but, unless such request is made, the election may be conducted in any manner approved at such meeting.

Article TENTH of the Company’s Amended Articles of Incorporation, as amended, sets forth voting standards applicable in the election of directors at each meeting of shareholders to elect directors.

Section 3. Term of Office. ~~The term of office for each director shall be three years, and the members of one class of directors shall be elected annually to serve for such term; except that (i) initially or whenever necessary, a director may be elected for a shorter term in order to provide for a proper rotation of directors, and (ii) a~~ Subject to the following sentences, the term of office for each director elected or re-elected at or any time after the Company’s 2013 Annual Meeting of Shareholders shall be one year. Directors elected for multi-year terms prior to the Company’s 2013 Annual Meeting of Shareholders shall serve for the terms for which they were previously elected. Any director elected to fill a vacancy pursuant to Section 5 of this Article shall serve for the term specified therein. Each director shall hold office until the date of the annual meeting of shareholders coinciding with the termination of the term ~~of the class of directors to~~ for which he or she was elected, or until the termination of the period specified in Section 5 of this Article (if applicable), (“End-of-Term Date”) and until his or her successor shall be elected or until his or her earlier resignation, removal from office or death; provided that:

(a) a director that has not been nominated by the Board of Directors for re-election in an election of directors at an annual meeting of shareholders coinciding with his or her End-of-Term Date (“End-of-Term Election”) shall hold office only until such End-of-Term Date; and

(b) a director that has been nominated for re-election by the Board of Directors in an End-of-Term Election in which a majority vote is required for his or her re-election by the Amended Articles of Incorporation, as amended, but such director fails to achieve a majority of votes cast with respect to his or her nomination and fails to tender his or her resignation to the Board of Directors or an appropriate committee thereof, in accordance with applicable procedures adopted by the Board of Directors or a committee thereof, within 10 days after the results of the vote have been certified, shall hold office only until the earlier of (i) the date that his or her successor shall be elected or (ii) the expiration of such 10 day period.

Section 4. Removal. All directors, or ~~all directors of a particular class, or~~ any individual director, may be removed from office, without assigning any cause, by the affirmative vote of the holders of record of shares representing 75% of the voting power of the corporation with respect to the election of directors, provided that unless all the directors~~, or all the directors of a particular class,~~ are removed, no individual director shall be removed if the votes of a sufficient number of shares are cast against his or her removal which, if cumulatively voted at an election of all the directors~~, or all the directors of a particular class, as the case may be,~~ would be sufficient to elect at least one director. In case of any such removal, a new director may be elected at the same meeting for the unexpired term of each director removed.

Section 5. Vacancies. Vacancies in the board of directors may be filled by a majority vote of the remaining directors. Any director so elected by the remaining directors to fill a vacancy ~~after the 2005 Annual Meeting of Shareholders~~ shall have a term of office ending on the earlier of the next annual meeting of shareholders or the next special meeting of shareholders held to elect directors. At the expiration of such term, each such director shall then be subject to election by shareholders in accordance with this Article ~~for such term as shall be appropriate to provide for a proper rotation of directors~~.

B-1

EXHIBIT C

The following is the third sentence of Section 1 of Article II of our Code of Regulations:

The shareholders, acting by the affirmative vote of the holders of record of shares representing ~~75%~~ a majority of the voting power of the corporation on such proposal, or a majority of the board of directors, may, from time to time, increase or decrease the number of directors, but in no case shall the number of directors be fewer than five or more than thirteen, nor shall any decrease in the number of directors shorten the term of any director then in office.

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EXHIBIT D

ARTICLE X

Amendments

These Regulations may be amended or repealed: (a) at any meeting of shareholders called for that purpose by the affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power of the corporation with respect to such proposal[, except that the affirmative vote of the holders of record of shares representing 75% of the voting power of the corporation with respect to any such proposal shall be required to amend, alter, change or repeal Sections 1, 3, 4, 5 or 13 of Article II or this Article X]*; or (b) by the board of directors (to the extent permitted by Ohio law).

*

Note that the portion the text that is shown in brackets is proposed to be deleted from Article X pursuant to Item 2 of this Proxy Statement, as further shown on Exhibit A above. If shareholders approve the proposal in Item 2, therefore, the bracketed language will be deleted from Article X.

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EXHIBIT E

ARTICLE I

Meetings of Shareholders

Section 1. Annual Meetings. The annual meeting of shareholders shall be held at such time and on such date ~~in the month of April~~ on or before June 30th of each year ~~(beginning in 1972)~~ as may be fixed by the board of directors and stated in the notice of the meeting, for the election of directors, the consideration of reports to be laid before such meeting and the transaction of such other business as may properly come before the meeting.

E-1

Appendix B

THE PROGRESSIVE CORPORATION

2007 EXECUTIVE BONUS PLAN

1.

The Plan. The Progressive Corporation and its subsidiaries (“Progressive”) have designed an executive compensation program consisting of three components: salary, annual bonus and equity-based incentives. These components have been structured to reflect the market for executive compensation and to promote both the achievement of corporate goals and performance that is in the long-term interest of shareholders. The annual bonus component of this program is performance-based and focuses on current results.

This 2007 Executive Bonus Plan (the “Plan”) provides, in whole or in part, the annual bonus component of Progressive’s executive compensation program for Plan participants.

2.

Administration. The Plan shall be administered by or under the direction of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of The Progressive Corporation. The Committee will have the authority to adopt, amend, revise and repeal such rules, guidelines, procedures and practices governing the Plan as it, from time to time, in its sole discretion deems advisable. The Committee will have full authority to determine the manner in which the Plan will operate, to interpret the provisions of the Plan and to make all determinations hereunder. All such interpretations and determinations will be final and binding on Progressive, all Plan participants and all other parties. No such interpretation or determination may be relied on as a precedent for any similar action or decision. The Plan will be administered by the Committee in accordance with the requirements of Section 162(m) of the Internal Revenue Code, as amended, and the rules and regulations promulgated thereunder (the “Code”).

3.

Participants; Plan Years. Executive officers of Progressive may be selected by the Committee to participate in the Plan for one or more Plan years. Plan participants may also be eligible to participate in other Progressive bonus or Gainsharing plans, as determined by the Committee. Plan years shall coincide with Progressive’s fiscal years.

4.

Formula; Maximum Bonus. Subject to the following sentence, the amount of the annual bonus earned by any participant under the Plan for any Plan year (“Annual Bonus”) will be determined by application of the following formula:

Annual Bonus = Paid Salary x Target Percentage x Performance Factor

The Annual Bonus payable to any participant with respect to any Plan year shall not exceed $5,000,000.

5.

Paid Salary. The salary rate of each Plan participant for any Plan year shall be established by the Committee no later than ninety (90) days after commencement of such Plan year. For purposes of the Plan, “Paid Salary” shall include regular, used Earned

Time Benefit, sick, holiday and funeral pay, and retroactive payments of any of the foregoing items, received by the participant during the Plan year for work or services performed by the participant as an officer or employee of Progressive, but shall exclude all other types of compensation, including, without limitation: any short-term or long-term disability payments, discretionary or other bonus or incentive payments, any dividend payments, unused Earned Time Benefit, and the earnings replacement component of any workers’ compensation award.

6.

Target Percentages. The Target Percentages for the participants in the Plan shall be determined by the Committee, but will not exceed 200% for any participant. Target Percentages may vary among Plan participants and may be changed from year to year by the Committee.

7.	The Performance Factor

A.	General

The Performance Factor shall consist of one or more of the following components: a Core Business Component, one or more Business Unit Components, an Investment Component or a Net Promoter Score Component (the “Bonus Components” or “Components”). An appropriate combination of Bonus Components will be designated for each participant, and the designated Bonus Components will be weighted, based on such participant’s assigned responsibilities, as determined by the Committee.

The relative weighting of the Bonus Components may vary among Plan participants and may be changed from year to year by the Committee.

For purposes of computing the Performance Factor for any Plan year, a performance score will be calculated for each of the designated Bonus Components, based on the performance of the business(es), product(s) or function(s) being measured by that Component, as described below. The performance score will equal 1.0 if specified performance objectives are achieved, and can vary from 0 to 2.0, based on actual performance versus the pre-established objectives. The performance score achieved for each of the designated Bonus Components will then be multiplied by the applicable weighting factor to produce a weighted performance score for that Component. The sum of the weighted performance scores for the applicable Bonus Components will equal the Performance Factor, which can likewise vary from 0 to 2.0. The Performance Factor cannot exceed 2.0, regardless of results.

Actual performance results achieved for any Plan year, which will be used to calculate the performance score achieved for each of the applicable Bonus Components, must be certified by the Committee prior to payment of the Annual Bonus.

B.	Core Business Component

The Core Business Component measures the overall operating performance of Progressive’s Core Business for the Plan year for which an Annual Bonus payment is to be made. The Core Business will consist of the Drive (Agency) business unit, the Direct business unit, the Commercial Auto business unit, the Special Lines business unit and/or such other business unit(s) (as described below), if any, as shall be designated and defined by the Committee for the Plan year (the “Core Business Units”). The performance score for this Component is based on the operating performance results for the Core Business Units for the Plan year in question.

In the discretion of the Committee, the performance score for the Core Business may be determined either by the performance of the Core Business considered as a whole or by the weighted performance results of the individual Core Business Units.

1.	Performance Score Determined by Weighted Operating Results of Core Business Units

Each Plan year, one or more separate performance matrices for each Core Business Unit will be established by or under the direction of the Committee. Each such performance matrix will assign a performance score to various combinations of profitability and growth outcomes for the applicable Core Business Unit (or an applicable portion of a Core Business Unit), based on the following performance criteria, as determined by the Committee:

•	profitability will be measured by one of the following, as designated by the Committee:

•	combined ratio

•	weighted combined ratio

•	variation in combined ratio from a targeted combined ratio

•	cohort combined ratio (the expected lifetime combined ratio for a group of policies commencing during a specified time period)

•	return on equity, or

•	return on revenue, and

•	growth will be measured by changes from year to year or during a Plan year in one of the following, as designated by the Committee:

•	policies in force

•	vehicles insured

•	net earned premiums

•	earned premium per policy or per vehicle

•	earned car years, or

•	net written premiums.

The Committee may select different performance criteria for the various Core Business Units in a single Plan year, and the performance criteria may be changed from year to year by the Committee.

Profitability and growth will be separately determined for each of the Core Business Units (or the applicable portion of a Core Business Unit), using the performance criteria designated by the Committee for the Plan year, and will then be matched using the applicable performance matrix, to determine a performance score for each Core Business Unit (or the applicable portion of a Core Business Unit). Where more than one performance matrix is used for a particular business unit, the performance scores from each portion of such business unit, as determined by the separate performance matrix, will then be combined based on a weighting factor approved by the Committee to determine the performance score for the entire business unit.

The resulting performance scores for each Core Business Unit will then be multiplied by a weighting factor (based on the percentage of the total net earned premiums of the Core Business generated by such Core Business Unit during the Plan year or such other factor(s) as shall be approved by the Committee), the weighted performance scores will be combined and the sum of the weighted performance scores will be the performance score for the Core Business Component.

2.	Performance Score Determined by Core Business as a Whole (Single Matrix)

In the discretion of the Committee, the performance score for the overall Core Business for a Plan year may be measured using a single performance matrix, established by or under the direction of the Committee. The performance matrix will assign a performance score to various combinations of profitability and growth outcomes for the Core Business as a whole, based on the performance criteria described above, as selected by the Committee. Profitability and growth for the Core Business Units will be calculated on an aggregate basis for the applicable Plan year, and will then be matched using the performance matrix to determine a performance score for the Core Business for such Plan year.

C.	Business Unit Component

The Business Unit Component measures the performance of one or more designated business units (as described below) in terms of any one or more of the following criteria selected by the Committee:

•	profitability will be measured by one of the following, as designated by the Committee:

•	combined ratio

•	weighted combined ratio

•	variation in combined ratio from a targeted combined ratio

•	cohort combined ratio ( the expected lifetime combined ratio for a group of policies commencing during a specified time period)

•	return on equity, or

•	return on revenue; and

•	growth will be measured by changes from year to year or during a Plan year in one of the following, as designated by the Committee:

•	policies in force

•	vehicles insured

•	net earned premiums

•	earned premium per policy or per vehicle

•	earned car years, or

•	net written premiums.

A business unit may consist of a distribution channel, business group, product, class or type of business (e.g., designated types of policies written in a distribution channel or by a business group), function, process or other business category, such as new or renewal business.

The Committee may designate one or more Business Unit Components for an individual Plan participant for any Plan year and, for each such Component, will determine the applicable criteria by which performance of the unit (or an applicable portion of the business unit) will be measured, the goals to be achieved and the performance scores that will result from various levels of performance, and the relative weighting thereof. The applicable performance criteria, related goals and resulting performance scores may be set forth in one or more performance matrices, or other format approved by the Committee, for such business unit. Business Unit Components, performance criteria, goals, resulting performance scores and relative weightings may vary among participants and may be changed from year to year by the Committee.

D.	Investment Component

The Investment Component compares the investment performance of one or more segments of Progressive’s investment portfolio (each, a “Portfolio”) against the performance of selected groups of comparable investment funds, investment managers, indexes or other benchmarks (“Investment Benchmarks”) over such period or periods as shall be determined by the Committee. Such Investment Benchmarks may be risk-adjusted in accordance with such formula or other method as may be approved by the Committee. Investment results are marked to market and adjusted to include the benefit of any state premium tax abatements attributable to the Portfolio, in order to calculate total return, which is then compared against the designated Investment Benchmarks to produce a performance score, pursuant to a formula or other criteria determined by the Committee, for each Portfolio.

The applicable Portfolio or Portfolios will be identified, and the related Investment Benchmarks will be determined, by the Committee and may be changed from year to year by the Committee.

In the event that any participant’s Annual Bonus is to be determined by the performance of two or more Portfolios, the performance scores for each of the Portfolios will be weighted, based on the average amounts invested from time to time in each of such Portfolios during the Plan year or other applicable period, and the weighted performance scores for the applicable Portfolios will be then combined to produce the performance score for the Investment Component. Investment expense is not included in determining such performance score.

E.	Net Promoter Score Component

The Net Promoter Score (NPS) Component measures NPS (a survey-based measure of customer satisfaction and loyalty) for the Core Business as a whole or for a business unit (or portion thereof) against objectives, as determined by the Committee. The Committee may determine the applicable criteria by which NPS performance will be measured, the goals to be achieved, the methods to determine NPS performance, the performance scores that will result from various levels of performance and the relative weighting among the NPS results achieved by different business units, if appropriate. NPS performance criteria and goals, and relative weightings, may vary among participants and may be changed from year to year by the Committee.

8.

Timing of Payment; Deferral. The Annual Bonus for any Plan year will be paid to participants as soon as practicable after the Committee has certified performance results for the Plan year, but no later than March 15 of the immediately following year. The provisions of this Paragraph shall be subject to Paragraph 9 hereof.

Any Plan participant who is eligible to participate in The Progressive Corporation Executive Deferred Compensation Plan (“Deferral Plan”) may elect to defer all or a portion of his or her Annual Bonus otherwise payable under this Plan, subject to and in accordance with the terms of the Deferral Plan.

9.

Qualification Date; Leave of Absence; Tax Withholding. Unless otherwise determined by the Committee, in order to be entitled to receive an Annual Bonus for any Plan year, the participant must be employed by Progressive on November 30th of the Plan year (“Qualification Date”).

Any participant who is on a leave of absence covered by the Family and Medical Leave Act of 1993, personal leave of absence with the approval of Progressive, military leave or short or long-term disability on the Qualification Date with respect to any Plan year will be entitled to receive an Annual Bonus payment for such Plan year, calculated as provided in Paragraphs 4 through 7 above and based on the amount of Paid Earnings received by such participant during the Plan year.

Annual Bonus payments made to participants will be net of any legally required deductions for federal, state and local taxes and other items.

10.

Non-Assignability. The right to any of the Annual Bonuses hereunder may not be sold, transferred, assigned or encumbered by any participant. Nothing herein shall prevent any participant’s interest hereunder from being subject to involuntary attachment, levy or other legal process.

11.

Termination and Amendment. The Plan may be terminated, amended or revised, in whole or in part, at any time and from time to time by the Committee, in its sole discretion; provided that the Committee may not increase the amount of compensation payable hereunder to any participant above the amount that would otherwise be payable upon attainment of the applicable performance goals, or accelerate the payment of any portion of the Annual Bonus due to any participant under the Plan, without discounting the amount of such payment in accordance with Section 162(m) of the Code, and further provided that any amendment or revision of the Plan required to be approved by shareholders pursuant to Section 162(m) of the Code will not be effective until approved by The Progressive Corporation’s shareholders in accordance with the requirements of Section 162(m).

12.	Unfunded Obligations. The Plan will be unfunded and all payments due under the Plan will be made from Progressive’s general assets.

13.

No Employment Rights. Nothing in the Plan shall be construed as conferring upon any person the right to remain a participant in the Plan or to remain employed by Progressive, nor shall the Plan limit Progressive’s right to discipline or discharge any of its officers or employees or change any of their job titles, positions, duties or compensation.

14.	Recoupment.

A.

Progressive shall have the right to recoup any Annual Bonus paid to a participant hereunder (or an appropriate portion thereof, as hereinafter provided) with respect to any Plan year, if: (i) the Annual Bonus payment was predicated upon the achievement during such Plan year of certain financial or operating results (which includes, for purposes hereof, all of the performance criteria that are available to the Committee under Paragraph 7 above); (ii) such financial or operating results were incorrect and were subsequently the subject of a restatement by Progressive within three (3) years after the date on which such Annual Bonus was paid to the participant; and (iii) a lower payment would have been made to the participant if the restated financial or operating results had been known at the time the payment was made. Such recoupment right shall be available to Progressive whether or not the participant in question was at fault or responsible in any way in causing such restatement. In such circumstances, Progressive will have the right to recover from each participant for such Plan year, and each such participant will refund to Progressive, the amount by which the Annual Bonus paid to such participant for the Plan year in question exceeded the lower payment that would have been made based on the restated results, without interest; provided, however, that Progressive will not seek to recover such amounts unless the amount due would exceed the lesser of five percent (5%) of the Annual Bonus previously paid or twenty-thousand dollars ($20,000). Such recovery, at the Committee’s discretion, may be made by lump sum payment, installment payments, credits against future bonus payments, or other appropriate mechanism.

B.

Notwithstanding the foregoing subsection A., if any participant engaged in fraud or other misconduct (as determined by the Committee or the Board, in their respective sole discretion) resulting, in whole or in part, in a restatement of the financial or operating results used hereunder to determine the Annual Bonuses for a specific Plan year, Progressive will further have the right to recover from such participant, and the participant will refund to Progressive upon demand, an amount equal to the entire Annual Bonus paid to such participant for such Plan year plus interest at the rate of eight percent (8%) per annum or, if lower, the highest rate permitted by law, calculated from the date that such bonus was paid to the participant. Progressive shall further have the right to recover from such participant Progressive’s costs and expenses incurred in connection with recovering such Annual Bonus from the participant, including, without limitation, reasonable attorneys fees. There shall be no time limit on the Company’s right to recover such amounts under this subsection B., except as otherwise provided by applicable law.

C.	The rights contained in this Section shall be in addition to, and shall not limit, any other rights or remedies that the Company may have under any applicable law or regulation.

15.

Right to Set Off. Progressive shall have the unrestricted right to set off against or recover out of any bonuses or other sums owed to any participant under the Plan any amounts owed by such participant to Progressive, including, without limitation, any amounts owed by such participant under Section 14 above.

16.

Shareholder Approval. The Plan is subject to approval by the holders of The Progressive Corporation’s Common Shares, $1.00 par value (“shareholders”) in accordance with the requirements of Section 162(m) of the Code, and no Annual Bonus will be paid hereunder unless the Plan has been so approved. If shareholders do not approve the Plan at the Annual Meeting of Shareholders in April 2007, this Plan shall automatically terminate and be of no further force or effect.

17.

Prior Plans. If this Plan is approved by shareholders as provided in Paragraph 16 above, this Plan shall supersede and replace The Progressive Corporation 2004 Executive Bonus Plan, as heretofore in effect (the “Prior Plan”), which is and shall be deemed to be terminated as of December 29, 2006 (the “Termination Date”); provided, that any bonuses or other sums earned under the Prior Plan with respect to any period ended on or prior to the Termination Date shall be unaffected by such termination and shall be paid to the appropriate participants when and as provided thereunder.

18.

Effective Date. This Plan is adopted and, subject to the provisions of Paragraph 16 hereof, is to be effective, as of December 30, 2006, which is the commencement of Progressive’s 2007 fiscal year. Subject to the provisions of Paragraph 16, this Plan shall be effective for the 2007 Plan year (which coincides with Progressive’s 2007 fiscal year) and for each Plan year thereafter unless and until terminated by the Committee.

18.	Ohio Law. This Plan shall be interpreted and construed in accordance with the laws of the State of Ohio.

Appendix C

THE PROGRESSIVE CORPORATION

2010 EQUITY INCENTIVE PLAN

SECTION 1. Establishment; Definitions.

(a) The Progressive Corporation, an Ohio corporation (the “Company”), hereby establishes an incentive compensation plan for key employees, to be known as “The Progressive Corporation 2010 Equity Incentive Plan,” as set forth in this document. The Plan permits the grant of Restricted Stock Units, Restricted Stock, Stock Options, and Stock Appreciation Rights to key employees of the Company and its Subsidiaries and Affiliates. The purpose of the Plan is to enable the Company to attract, retain, motivate and reward key employees of the Company and its Subsidiaries and Affiliates and strengthen the mutuality of interests between such key employees and the Company’s shareholders by offering such key employees equity or equity-based incentives.

(b) For purposes of the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means any entity (other than the Company and its Subsidiaries) that is designated by the Board as a participating employer under the Plan.

“Award” means any award of Restricted Stock Units, Restricted Stock, Stock Options, or Stock Appreciation Rights under the Plan.

“Award Agreement” means an agreement setting forth the terms and conditions applicable to an Award granted to a Participant under the Plan.

“Award Installment” means, (i) if an Award consists of multiple installments, each with a separate Vesting Date, Expiration Date and/or other unique term or condition, any one of such installments, or (ii) if the Award consists of a single installment, then the entire Award.

“Board” means the Board of Directors of the Company.

“Cause” means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant’s willful misconduct or dishonesty, any of which, in the judgment of the Committee, is harmful to the business or reputation of the Company or any Subsidiary or Affiliate; any material violation of any of the provisions of a Code of Conduct, or any confidentiality agreement, non-solicitation agreement, or other agreement between the Participant and the Company.

“Change in Control” means a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets, each as defined and in, and determined in accordance with, Section 409A of the Code.

“Change in Control Price” means the Fair Market Value of the Stock on the New York Stock Exchange Composite Index on the last full trading day immediately preceding the occurrence of the Change in Control.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

“Code of Conduct” means the Company’s Code of Business Conduct and Ethics, Chief Executive Officer/Senior Financial Officers Code of Ethics, or any other Company code or standards of conduct applicable to the Participant from time to time.

“Committee” means the Compensation Committee of the Board.

“Company” means The Progressive Corporation, an Ohio corporation, or any successor corporation.

1

“Disqualification Date” means the earliest date as of which the Participant engaged in any Disqualifying Activity, as determined by the Committee.

“Disqualifying Activity” means any of the following acts or activities:

(i) directly or indirectly serving as a principal, shareholder, partner, director, officer, employee or agent of, or as a consultant or advisor or in any other capacity to, any business or entity which competes with the Company or its Subsidiaries or Affiliates in any business or activity then conducted by the Company or any of its Subsidiaries or Affiliates to an extent deemed material by the Committee, without the Company’s prior written consent; or

(ii) any disclosure by the Participant, or any use by the Participant for his or her own benefit or for the benefit of any other person or entity (other than the Company or its Subsidiaries or Affiliates), of any confidential information or trade secret of the Company or any of its Subsidiaries or Affiliates without the prior written consent of the Company; or

(iii) any material violation of any of the provisions any Code of Conduct or any agreement between the Participant and the Company, as determined by the Committee; or

(iv) making any other disclosure or taking any other action which is determined by the Committee to be materially detrimental to the business, prospects or reputation of the Company or any of its Subsidiaries or Affiliates; or

(v) the Participant fails, in any material respect, to perform his or her assigned responsibilities as an employee of the Company or any of its Subsidiaries or Affiliates, as determined by the Committee, in its sole judgment, after consulting with the Chief Executive Officer.

The ownership of less than 2% of the outstanding voting securities of a publicly traded corporation which competes with the Company or any of its Subsidiaries or Affiliates shall not constitute a Disqualifying Activity.

“Dividend Equivalent” means, with respect to an outstanding Restricted Stock Unit, an amount equal to a cash dividend paid or property distributed in respect of one share of Stock.

“Eligible Persons” has the meaning assigned to it in Section 4.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Date” means the date upon which an Award, or any portion thereof, is scheduled to expire or terminate if not exercised or vested prior thereto, as determined by the Committee and set forth in the related Award Agreement.

“Fair Market Value” means, as of any given date, the mean between the highest and lowest quoted selling price of the Stock on such date on the New York Stock Exchange or, if no such sale of the Stock occurs on the New York Stock Exchange on such date, then such mean price on the next succeeding day on which the Stock was traded on that Exchange. If the Stock is no longer traded on the New York Stock Exchange, then the Fair Market Value of the Stock shall be determined by the Committee in good faith.

“Family Member” means a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, a trust in which any of these persons (and/or the Participant) holds more than 50% of the beneficial interest, a foundation in which any of these persons (and/or the Participant) controls the management of assets and any other entity in which any of these persons (and/or the Participant) owns more than 50% of the voting interests.

“Good Reason” means, on or after the date of a Change in Control:

(i) any significant diminution or change in the individual’s duties, position (including status, title and reporting requirements), authority, or responsibilities, without his or her consent;

2

(ii) a decrease, as compared with the 12 months immediately preceding the Change in Control, in any of the Participant’s salary, cash bonus opportunity, the value of annual time-based and performance-based (if applicable) equity awards, the prompt reimbursement of appropriate business expenses as set forth in the Company’s policies immediately prior to the Change in Control, or allotted vacation time;

(iii) requiring the Participant to be based at any office location more than 25 miles from the office at which he or she was based immediately prior to the Change in Control;

(iv) denying the Participant the right to participate in savings, retirement and welfare benefit plans on the same basis as is available to other employees, subject to legal requirements; or

(v) requiring the Participant to travel on business to a substantially greater extent than required during the 12 months immediately preceding the Change in Control.

“Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option”, which satisfies the requirements of Section 422 of the Code or any successor section thereto.

“Non-Employee Director” shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Commission.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option Exercise Price” means the price at which a share of Stock may be purchased by a Participant pursuant to the exercise of an Option, as determined by the Committee and set forth in the related Option Award Agreement.

“Option Installment” means an Award Installment of Stock Options.

“Option Term” means the period commencing on the grant date of a Stock Option and terminating on the Expiration Date of such Option.

“Outside Director” shall have the meaning set forth in Section 162(m) of the Code and the regulations promulgated thereunder.

“Participant” means an Eligible Person who holds an outstanding Award granted under the Plan.

“Performance-Based Award” means any Performance-Based Restricted Stock Award, Performance-Based Restricted Stock Unit Award or other Award that will vest upon the Committee’s certification of the achievement of Performance Goals established by or under the direction of the Committee and set forth in the related Award Agreement, provided all other conditions to vesting have been met.

“Performance-Based Restricted Stock” means an Award of Restricted Stock, which will vest upon the Committee’s certification of the achievement of Performance Goals established by or under the direction of the Committee and set forth in the related Award Agreement, provided all other conditions to vesting have been met.

“Performance-Based Restricted Stock Unit” means an Award of a Restricted Stock Unit that will vest upon the Committee’s certification of the achievement of Performance Goals established by or under the direction of the Committee and set forth in the related Award Agreement, provided all other conditions to vesting have been met.

3

“Performance Goals” means the performance goals selected and established by the Committee with respect to any Performance-Based Award, which shall be based on objective criteria relating to one or more of the following measures:

(i)	Profitability:

•	combined ratio

•	target combined ratio

•	weighted combined ratio

•	variation in combined ratio from a targeted combined ratio

•	cohort combined ratio (the expected lifetime combined ratio for a group of policies commencing during a specified time period)

•	return on equity, or

•	return on revenue;

(ii)	Growth:

•	policies in force

•	vehicles insured

•	drivers insured

•	net earned premiums

•	earned premium per policy or per vehicle

•	earned car years

•	physical damage earned car years, or

•	net written premiums; and

(iii)	Other:

•	net income

•	net income per share, or

•	value of a share of Stock.

Performance goals may be measured on a company-wide, subsidiary or business unit basis, or any combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure.

“Plan” means The Progressive Corporation 2010 Equity Incentive Plan, as amended from time to time.

“Qualified Retirement” means any termination of a Participant’s employment with the Company or its Subsidiaries or Affiliates for any reason (other than death or an involuntary termination for Cause) that (a) qualifies as a “separation from service” under Section 409A of the Code, and (b) occurs on or after the first day of the calendar month in which both of the following conditions are scheduled to be satisfied:

(i) the Participant is 55 year of age or older; and

(ii) the Participant has completed at least fifteen (15) years of service as an employee of the Company or its Subsidiaries or Affiliates;

provided, however, that on the Participant’s most recent performance evaluation (or, at or after a Change in Control, the Participant’s most recent performance evaluation preceding the Change in Control), he or she was determined to have “met” expectations (or a higher level of performance) or to have satisfied such other evaluation criteria then employed by the Company and its subsidiaries that indicates an acceptable (or higher) level of performance by the Participant for the period covered by such performance evaluation.

“Qualified Retirement Date” means the date as of which a Participant’s employment with the Company or its Subsidiaries or Affiliates terminates pursuant to a Qualified Retirement.

“Restricted Stock” means an Award of shares of Stock that is made pursuant to Section 7 and is subject to restrictions.

“Restricted Stock Unit” or “Unit” means the contractual right awarded pursuant to Section 6 of the Plan to receive one share of Stock upon the expiration of a specified time period or upon the satisfaction of specified Performance Goals, as determined by or under the direction of the Committee.

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“Restriction Period” means the period commencing on the date of the Award and expiring on the date on which all restrictions thereon have lapsed and all conditions to vesting of such Award have been satisfied.

“Section 16 Participant” means a Participant under the Plan who is then subject to Section 16 of the Exchange Act.

“Senior Management Group” means the Chief Executive Officer and other members of the executive management team (i.e. the Chief Executive Officer’s Direct Reporting Group) determined, with respect to any Participant, on the date of the written notice of retirement given by such individual as provided in Section 10(c).

“Stock” means the Common Shares, $1.00 par value per share, of the Company.

“Stock Appreciation Right” means an Award of rights that is granted pursuant to Section 9.

“Stock Option” or “Option” means any option to purchase shares of Stock that is granted pursuant to Section 8.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Time-Based Award” means any Award that will vest upon the lapse of a time period determined by or under the direction of the Committee and specified in the related Award Agreement, provided all other conditions to vesting have been met.

“Time-Based Restricted Stock” means an Award of Restricted Stock that will vest upon the lapse of a time period determined by or under the direction of the Committee and specified in the related Award Agreement, provided all other conditions to vesting have been met.

“Time-Based Restricted Stock Unit” means an Award of a Restricted Stock Unit that will vest upon the lapse of a time period determined by or under the direction of the Committee and specified in the related Award Agreement, provided all other conditions to vesting have been met.

“Vesting Date” means the date on which all restrictions on an Award terminate and such Award vests, whether by reason of lapse of time, the achievement of specified Performance Goals or both.

SECTION 2. Administration.

(a) The Plan shall be administered by the Committee. The Committee shall consist of not less than three directors of the Company, all of whom shall be Non-Employee Directors and Outside Directors. Committee members shall be appointed by the Board and shall serve on the Committee at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the Board if and to the extent that no Committee exists which has the authority to so administer the Plan.

(b) The Committee shall have full power to interpret and administer the Plan and full authority to select the individuals to whom Awards will be granted and to determine the type and amount of Awards to be granted to each Participant, the consideration, if any, to be paid for such Awards, the timing of such Awards, the terms and conditions of Awards granted under the Plan and the terms and conditions of the related Award Agreements which will be entered into with Participants. As to the selection of and grant of Awards to Participants who are not Section 16 Participants, the Committee may delegate its responsibilities to members of the Company’s management consistent with applicable law.

(c) The Committee shall have the authority to adopt, alter, change and repeal such rules, regulations, guidelines and practices governing the Plan, from time to time, as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto); to direct employees of the Company or other advisors to prepare such materials or perform such analyses as the Committee deems necessary or appropriate; and otherwise to supervise the administration of the Plan.

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(d) Any interpretation and administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its shareholders, Subsidiaries, Affiliates, all Participants in the Plan, their respective legal representatives, successors and assigns and all persons claiming under or through any of them. No member of the Board or of the Committee shall incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the Plan.

SECTION 3. Stock Subject to the Plan.

(a) Aggregate Stock Subject to the Plan. Subject to adjustment as provided in Section 3(c) below, (i) the total number of shares of Stock reserved and available for Awards under the Plan is 18,000,000, and (ii) the total number of shares of Stock available (but not reserved) for Awards of Incentive Stock Options is 1,000,000. Any Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

The actual or deemed reinvestment of dividends, other distributions or Dividend Equivalents in additional Stock, Restricted Stock or Restricted Stock Units, as applicable, shall only be permissible if sufficient shares of Stock are available under this Section 3 for such reinvestment (taking into account the then outstanding and previously granted Awards, subject to Sections 3(b) and (c) below).

(b) Forfeiture or Termination of Awards or Stock. If any Stock subject to any Award granted hereunder is forfeited or an Award otherwise terminates or expires without the issuance of Stock, the Stock that is subject to or reserved for such Award shall again be available for distribution in connection with future Awards under the Plan as set forth in Section 3(a), unless the Participant who had been awarded such forfeited Stock or the expired or terminated Award has theretofor received dividends or other benefits of ownership with respect to such Stock. For purposes hereof, a Participant shall not be deemed to have received a benefit of ownership with respect to such Stock or other Award by the exercise of voting rights or the accumulation of dividends or Dividend Equivalents which are not realized due to the forfeiture of such Stock or the expiration, forfeiture or termination of the related Award without issuance of such Stock.

(c) Adjustment. In the event of any merger, reorganization, consolidation, recapitalization (including, without limitation, extraordinary cash dividends), share dividend, share split, reverse share split, combination of shares or other change in the corporate or capital structure of the Company affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the maximum number of shares or Units that may be subject to Awards granted to any Participant during any calendar year or other period, in the number and Option Exercise Price of shares subject to outstanding Options or Stock Appreciation Rights granted under the Plan, in the number of shares subject to Restricted Stock Awards granted under the Plan, and in the number of Restricted Stock Units granted under the Plan, to prevent dilution or enlargement of rights. Notwithstanding the foregoing, the number of shares subject to any Award of Restricted Stock, Stock Options or Stock Appreciation Rights shall always be a whole number, and any fractional shares shall be eliminated.

(d) Annual Award Limitation. No Participant may be granted Awards under the Plan with respect to an aggregate of more than 1,500,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) during any calendar year.

SECTION 4. Eligibility.

Officers and other key employees of the Company and its Subsidiaries and Affiliates (but excluding members of the Committee and any other person who serves only as a director) who are responsible for or contribute to the management, growth or profitability of the business of the Company or its Subsidiaries or Affiliates (“Eligible Persons”) are eligible to be granted Awards under the Plan.

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SECTION 5. Terms and Conditions Applicable to all Awards.

(a) Grant. Subject to the terms and conditions of the Plan, Awards may be awarded to Eligible Persons at any time and from time to time as shall be determined by the Committee. The Committee shall determine the individuals to whom, and the time or times at which, grants of Awards will be made, the nature of each Award, the number of shares of Stock, Restricted Stock Units or other interests that are covered by or subject to such Award, the requirements for the vesting of such Award and any other restrictions applicable thereto, and the other terms and conditions of such Awards in addition to those set forth in Section 5(b) and in the following Sections that apply to each specific type of Award. In the event of any inconsistency between this Section 5 and any of the following Sections that apply to a specific type of Award, the provisions of the Section applying to that specific type of Award will control.

(b) Terms and Conditions. Awards made under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(i) The purchase price for the Award, if any, shall be determined by the Committee at the time of grant.

(ii) Awards must be accepted by executing the related Award Agreement, delivering an executed copy of such Award Agreement to the Company and paying whatever price (if any) is required. A Participant who receives an Award shall not have any rights with respect to such Award unless and until such Participant has executed and delivered to the Company the applicable Award Agreement, in the form approved from time to time by the Committee, and has otherwise complied with the applicable terms and conditions of such Award Agreement. In the Company’s discretion, the execution and delivery of such Award Agreement may be accomplished electronically or by other legally acceptable means.

(iii) A Participant may be granted a Time-Based Award or a Performance-Based Award, or a combination thereof. The Committee, in its sole discretion, may provide for the lapse of the restrictions and conditions to vesting in Award Installments, as set forth in the related Award Agreement. The provisions of Awards need not be the same with respect to each Participant.

(iv) Notwithstanding anything to the contrary contained herein, the Committee, in its sole discretion, may reduce the amount of, or eliminate in full, the amount of Stock, Units or other interests that are subject to any Performance-Based Award at, or at any time prior to, the Committee’s certification of the vesting of such Award. The Committee, in its sole discretion, may treat individual Participants differently for these purposes. Any such determination by the Committee shall be final and binding on each Participant who is affected thereby. Under no circumstances shall the Committee have discretion to increase the distribution to any Participant in excess of the number of shares of Stock, Units or other interests that would have been awarded at vesting based on the Performance Goals and related formula and calculation approved by the Committee at the time of the applicable Award (except for adjustments under the circumstances described in Section 3(c)).

(v) Subject to the provisions of this Plan and the related Award Agreement, during the Restriction Period, the Participant who has received such Award shall not be permitted to sell, transfer, pledge, assign or otherwise encumber such Award or the Stock, Units or other interests which are subject to such Award, other than by will or by the laws of descent and distribution, except that, if determined by the Committee at the time of grant and so provided in the applicable Award Agreement, a Participant may transfer the applicable Stock, Units or other interests during his or her lifetime to one or more of his or her Family Members, provided that no consideration is paid for the transfer and that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to the applicable Award. In such event, the transferee of the applicable Stock, Units or other interests will be subject to the Plan and to all restrictions, terms and conditions applicable to the Award (including, without limitation, the terms and conditions relating to vesting and forfeiture) prior to their transfer, except that the Award and the applicable Stock, Units and other interests will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

(vi) Unless otherwise determined by the Committee at or after the time of granting any Award, and except as provided in Section 10 hereof, if a Participant’s employment by the Company or any Subsidiary or Affiliate terminates for any reason other than death, all Awards held by such Participant that are unvested or subject to restriction at the time of such termination shall thereupon be forfeited. Without limiting the foregoing, upon a termination of a Participant’s employment for Cause, all outstanding Awards held by such Participant, whether then vested or unvested, shall automatically be terminated and forfeited.

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(vii) Any Participant who is then eligible to participate in The Progressive Corporation Executive Deferred Compensation Plan or any other deferral plan hereafter adopted or maintained by the Company (in each case, a “Deferral Plan”) may elect to defer each Award granted to him or her under this Plan, subject to and in accordance with the terms of the applicable Deferral Plan.

SECTION 6. Restricted Stock Units.

(a) Grant. Subject to the terms and conditions of the Plan, Restricted Stock Units may be awarded to Eligible Persons at any time and from time to time as shall be determined by the Committee.

(b) Terms and Conditions. In addition to the terms and conditions set forth in Section 5, Restricted Stock Units awarded under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(i) No instruments or certificates evidencing such Units will be issued, but record thereof will be maintained by the Company or its designee.

(ii) Awards of Performance-Based Restricted Stock Units will vest and all restrictions thereon will terminate upon the certification by the Committee of the achievement of the specified Performance Goals, provided all other conditions to vesting have been met. In the Committee’s discretion, such Awards of Performance-Based Restricted Stock Units may (A) stipulate a number of Units that will vest only in their entirety upon the satisfaction of the specified Performance Goals, (B) stipulate a number of Units that will vest either in whole or in part, depending on the level of achievement in comparison to the specified Performance Goals, pursuant to a formula, calculation or other objective mechanism approved by the Committee at the time of the Award, or (C) stipulate a target number of Units (the “Target”) that may vest in part, in whole or up to a specified multiple of the Target, depending on the level of achievement in comparison to the specified Performance Goals pursuant to a formula, calculation or other objective mechanism approved by the Committee at the time of the Award. In the case of any Award authorized under clause (C) of the previous sentence, a number of shares of Stock equal to the maximum possible distribution at vesting will be reserved by the Company until such time as the applicable distribution or forfeiture event occurs. If Performance-Based Restricted Stock Units do not vest in whole or in part under the applicable Performance Goals, on or before the Expiration Date, such Units will be forfeited.

(iii) The Participant shall not have the right to vote the shares of Stock represented by the Restricted Stock Units prior to the vesting of such Units.

(iv) The Participant shall not have the right to receive any dividends in respect of the shares of Stock represented by the Restricted Stock Units prior to the vesting of such Units. At the discretion of the Committee determined at the time of the Award, the Participant may be credited with Dividend Equivalents during the Restriction Period. In such case, unless determined otherwise by the Committee at or after the time of the Award and subject to Section 3(a) of the Plan:

(A) all Dividend Equivalents payable in respect of Restricted Stock Units shall be deemed reinvested on the date that the applicable dividend or distribution is made to the Company’s shareholders, in that number of Units determined by dividing the value of the Dividend Equivalent by the Fair Market Value of a share of Stock on such date. The Units resulting from the reinvestment of such Dividend Equivalents (1) shall be subject to the same terms and conditions as the Restricted Stock Units to which they relate, and (2) shall vest or be forfeited (if applicable), at the same time as the Restricted Stock Units to which they relate; and

(B) with respect to Awards of Performance-Based Restricted Stock Units described in Section 6(b)(ii)(B) and (C), Dividend Equivalents will be reinvested in Restricted Stock Units based on, as applicable, the number of Units comprising such Award or the Target number of Units stated in such Award, and such reinvested Restricted Stock Units shall vest or be forfeited (to the extent applicable) in the same proportion as the underlying Units to which they relate.

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If Dividend Equivalents cannot be reinvested in Units due to the operation of Section 3(a), then the Committee, in its sole discretion, may determine alternative mechanism(s) to credit the value of those Dividend Equivalents to the Participants (provided that in all events, such Dividend Equivalents shall vest or be forfeited (if applicable), at the same time as the Restricted Stock Units to which they relate), or may discontinue the crediting of such Dividend Equivalents on a prospective basis only.

(v) If a Participant’s employment by the Company or any Subsidiary or Affiliate terminates by reason of death, then any Award of Restricted Stock Units held by such Participant at the time of death shall thereafter vest and any restrictions lapse, at the time and to the extent such Award would have become vested and no longer subject to restriction within one year from the time of death had the Participant continued to fulfill all of the conditions of the Award during such period; provided that (i) the determination of whether any such Award would have vested within one year from the Participant’s death shall be made without regard to whether the Participant could have been eligible for a Qualified Retirement during such one year period, and (ii) if the vesting of such Award is conditioned on or subject to the achievement of specified Performance Goals, such Performance Goals are achieved prior to the earlier of the expiration of such one year period or the Expiration Date of the Award. The balance of the Award, if any, shall be forfeited.

(vi) Upon the satisfaction of all conditions to vesting of, and the lapse of all other restrictions applicable to, all or part of an Award of Restricted Stock Units, as set forth in this Plan and the applicable Award Agreement, (A) the Company shall distribute to the Participant one share of Stock in exchange for each such vested Restricted Stock Unit, and (B) the applicable Restricted Stock Units shall be cancelled, and the shares of Stock so distributed shall not be subject to any further restrictions or limitations pursuant to this Plan. Unless determined otherwise by the Committee at any time prior to the applicable distribution, each fractional Restricted Stock Unit shall vest and be settled in an equal fraction of a share of Stock.

SECTION 7. Restricted Stock.

(a) Grant. Subject to the terms and conditions of the Plan, Restricted Stock may be awarded to Eligible Persons at any time and from time to time as shall be determined by the Committee.

(b) Terms and Conditions. In addition to the terms and conditions set forth in Section 5, Restricted Stock awarded under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(i) The purchase price for shares of Restricted Stock shall be determined by the Committee at the time of grant and may be equal to their par value or zero.

(ii) Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The stock certificate evidencing such shares of Restricted Stock shall be delivered to and held in custody by the Company, or its designee, until the restrictions thereon shall have lapsed or any conditions to the vesting of such Award have been satisfied.

Notwithstanding the foregoing, in the discretion of the Company, any shares of Restricted Stock awarded to any Participant may be issued and held in book entry form. In such event, no stock certificates evidencing such shares will be issued and the applicable restrictions will be noted in the records of the Company’s transfer agent and in the book entry system.

As a condition of any Restricted Stock Award, the Participant shall deliver to the Company a stock power, endorsed in blank, relating to the Stock covered by such Award, or make such other arrangements with respect thereto as the Committee may require.

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(iii) Except as provided otherwise in the Plan or the applicable Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock awarded, all of the rights of a shareholder of the Company, including the right to vote the Stock and the right to receive any dividends or other distributions. Notwithstanding the foregoing, the Committee may determine, with respect to any Award of Restricted Stock, that cash dividends or other distributions declared thereon shall not be paid or distributed immediately, but shall be and remain subject to all the terms and conditions regarding vesting, restrictions and forfeiture that apply to the shares of Restricted Stock to which such dividends or distributions relate. In each such instance, the Committee shall also determine at the time of the Award all necessary or appropriate details concerning such dividends and distributions, including, without limitation, whether such dividends and distributions will earn interest prior to vesting and, if so, the applicable interest rate or rates, or whether such dividends will be reinvested or deemed to be reinvested in additional Restricted Stock, Restricted Stock Units or other interests available to be awarded hereunder (subject to Section 3(a)), and how or when distribution thereof shall be made upon vesting, provided that the accumulation or reinvestment of dividends or distributions, and the ultimate distribution thereof to the Participant hereunder shall, in all events, be subject to and done in compliance with Section 409A of the Code, including, but not limited to, the requirement that any distribution to a “specified employee” payable on account of a “separation from service,” as such terms are defined under Section 409A of the Code, may not occur until six months and one day following such separation from service. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

(iv) If a Participant’s employment by the Company or any Subsidiary or Affiliate terminates by reason of death, then any Award of Restricted Stock held by such Participant at the time of death shall thereafter vest and any restrictions lapse, at the time and to the extent such Award would have become vested and no longer subject to restriction within one year from the time of death had the Participant continued to fulfill all of the conditions of the Award during such period; provided that in each case (i) the determination of whether any such Award would have vested within one year from the Participant’s death shall be made without regard to whether the Participant could have been eligible for a Qualified Retirement during such one year period, and (ii) if the vesting of such Award is conditioned on or subject to the achievement of specified Performance Goals, such Performance Goals are achieved prior to the earlier of the expiration of such one year period or the Expiration Date of the Award. The balance of the Award, if any, shall be forfeited.

SECTION 8. Stock Options.

(a) Grant. Subject to the terms and conditions of the Plan, Stock Options may be granted to Eligible Persons at any time and from time to time, as shall be determined by the Committee. Stock Options granted under the Plan may be either of two types, which shall be indicated in the related Award Agreement: Incentive Stock Options or Non-Qualified Stock Options. Subject to Section 8(c) hereof, the Committee shall have the authority to grant to any Participant Incentive Stock Options, Non-Qualified Stock Options or a combination thereof.

(b) Terms and Conditions. In addition to the terms and conditions set forth in Section 5, Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(i) The Option Exercise Price per share of Stock purchasable under a Non-Qualified Stock Option shall be determined by the Committee at the time of grant and shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. The Option Exercise Price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant and shall be not less than 100% of the Fair Market Value of the Stock at the date of grant (or 110% of the Fair Market Value of the Stock at the date of grant in the case of a Participant who at the date of grant owns shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (as determined under Section 424(d), (e) and (f) of the Code) (a “10% Participant”)).

(ii) The Option Term shall be determined by the Committee at the time of grant and may not exceed ten years from the date the Option is granted (or, with respect to Incentive Stock Options, five years in the case of a 10% Participant).

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(iii) Stock Options shall be exercisable at such time or times and subject to such terms and conditions (which may include, without limitation, the achievement of one or more Performance Goals) as shall be determined by the Committee at or after grant. If any Stock Option is exercisable only in installments or only after a specified vesting date, the Committee may accelerate or waive, in whole or in part, such installment exercise provisions or vesting date, at any time at or after grant based on such factors as the Committee shall determine, in its sole discretion, provided such action would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act.

(iv) Subject to whatever installment exercise provisions apply with respect to such Stock Option, and any other conditions to vesting, Stock Options may be exercised in whole or in part, at any time during the Option Term, by giving to the Company or its designee written or other appropriate notice of exercise specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the Option Exercise Price of the shares of Stock for which the Option is exercised, in cash or by check or by such other instrument or arrangement as the Committee may approve at or after grant. Subject to the following sentence, unless otherwise determined by the Committee, in its sole discretion, at or after grant, payment, in full or in part, of the option price of Incentive Stock Options and Non-Qualified Stock Options may be made in the form of unrestricted Stock which has been owned by the Participant for more than six (6) months. If so permitted, the value of each such share surrendered or withheld shall be equal to the Fair Market Value of the Stock on the date the Option is exercised.

No Stock shall be issued pursuant to an exercise of an Option until full payment has been made therefor. A Participant shall not have rights to dividends or any other rights of a shareholder with respect to any Stock subject to an Option unless and until the Participant has given written notice of exercise, has paid in full for such shares, has given, if requested, the representation described in Section 14(a) and such shares have been issued to the Participant.

(v) Subject to Section 5(b)(iv), all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant or, subject to Sections 8(b)(iii) and 8(c) and the terms of the applicable Award Agreement, by the Participant’s authorized legal representative if the Participant is unable to exercise an Option as a result of the Participant’s disability.

(vi) If a Participant’s employment by the Company or any Subsidiary or Affiliate terminates by reason of death, then any Award of Stock Options held by such Participant may thereafter be exercised, to the extent such Option was exercisable at the time of death or would have become exercisable within one year from the time of death had the Participant continued to fulfill all conditions of the Option during such period (or on such accelerated basis as the Committee may determine at or after grant), by the estate of the Participant (acting through its fiduciary) for a period of one year (or such other period as the Committee may specify at or after grant) from the date of the Participant’s death; provided that in each case (i) the determination of whether any such Award would have vested or become exercisable within one year from the Participant’s death shall be made without regard to whether the Participant could have been eligible for a Qualified Retirement during such one year period, and (ii) if the vesting of such Award is conditioned on or subject to the achievement of specified Performance Goals, such Performance Goals are achieved prior to the earlier of the expiration of such one year period or the Expiration Date of the Award. The balance of the Award, if any, shall be forfeited.

(vii) Unless otherwise determined by the Committee at or after the time of granting any Stock Option, if a Participant’s employment by the Company or any Subsidiary or Affiliate terminates for any reason other than death, all Stock Options held by such Participant shall thereupon immediately terminate, except that, as to any Option Installment otherwise exercisable at the time of termination, if the Participant’s employment terminates for any reason other than death or Cause, any such Stock Option may be exercised at any time on or before the earlier of sixty (60) days after the date of such termination or the applicable Expiration Date.

(c) Incentive Stock Options. Notwithstanding Section 4, only employees of the Company or a Subsidiary shall be eligible to receive Incentive Stock Options. Notwithstanding Section 5(b)(v) and (vi), an Incentive Stock Option shall be exercisable by (i) a Participant’s authorized legal representative (if the Participant is unable to exercise the Incentive Stock Option as a result of the Participant’s disability) only if, and to the extent, permitted by Section 422 of the Code and Section 16 of the Exchange Act and the rules and regulations promulgated thereunder and (ii) by the Participant’s estate, in the case of death, or authorized legal representative, in the case of disability, no later than 10 years from the date the Incentive Stock Option was granted (or 5 years in the case of a 10% Participant) (in addition to any other restrictions or limitations which may apply). Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participant(s) affected, to disqualify any Incentive Stock Option under such Section 422 or any successor Section thereto.

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(d) Buyout Provisions. The Company, based on such terms and conditions as may be approved by the Committee in its discretion, at any time may buy out, for a payment in cash, any Option previously granted, based on such terms and conditions as the Committee shall establish and agree upon with the Participant, provided that no such transaction involving a Section 16 Participant shall be structured or effected in a manner that would violate, or result in any liability on the part of the Participant under, Section 16 of the Exchange Act or the rules and regulations promulgated thereunder.

SECTION 9. Stock Appreciation Rights.

(a) Grant. Stock Appreciation Rights may be granted alone, in addition to or in tandem with other Awards granted under the Plan or cash awards made outside of the Plan. In the case of an Award of Stock Appreciation Rights relating to an Award of Non-Qualified Stock Options, such rights may be granted either at or after the time of the grant of the related Non-Qualified Stock Options. In the case of Incentive Stock Options, such rights may be granted in tandem with Incentive Stock Options only at the time of the grant of such Incentive Stock Options and exercised only when the Fair Market Value of the Stock subject to the Option exceeds the option price of the Option.

Stock Appreciation Rights issued in tandem with Stock Options (“Tandem SARs”) shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant if a Stock Appreciation Right is granted with respect to less than the full number of shares of Stock subject to the related Stock Option.

All Stock Appreciation Rights granted hereunder shall be exercised, subject to Section 9(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the Participant shall be entitled to receive an amount determined in the manner prescribed in Section 9(b)(ii) and the applicable Award Agreement.

(b) Terms and Conditions. In addition to the terms and conditions set forth in Section 5, Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(i) Tandem SARs shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 8 and this Section 9, and Stock Appreciation Rights granted separately (“Freestanding SARs”) shall be exercisable as the Committee shall determine.

(ii) Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash or shares of Stock, as determined by the Committee at the time of grant, equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise of the Stock Appreciation Right over (A) the option price per share specified in the related Stock Option in the case of Tandem SARs, which price shall be fixed no later than the date of grant of the Tandem SARs, or (B) the price per share specified in the related Award Agreement in the case of Freestanding SARs, which price shall be fixed at the date of grant and shall be not less than the Fair Market Value of the Stock on the date of grant, multiplied by the number of shares of Stock in respect of which the Stock Appreciation Right shall have been exercised. The Committee, in its sole discretion, shall have the right to determine the form of payment (i.e. cash, Stock or any combination thereof) and to approve any election by the Participant to receive cash, in whole or in part, upon exercise of the Stock Appreciation Right. When payment is to be made in Stock, the number of shares of Stock to be paid shall be calculated on the basis of the Fair Market Value of the Stock on the date of exercise. Notwithstanding the foregoing, the Committee may unilaterally limit the appreciation in value of any Stock Appreciation Right at any time prior to exercise.

(iii) Upon the exercise of a Tandem SAR, the related Stock Option must also be exercised at the same time.

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(iv) In its sole discretion, the Committee may grant “Limited” Stock Appreciation Rights under this Section 9; that is, Freestanding SARs that become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash.

(v) Stock Appreciation Rights shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Appreciation Rights shall be exercisable, during the Participant’s lifetime, only by the Participant or, subject to Section 9(b)(vi), by the Participant’s authorized legal representative if the Participant is unable to exercise a Stock Appreciation Right as a result of the Participant’s disability.

(vi) Unless varied by the Committee, Stock Appreciation Rights shall be subject to the terms and conditions specified for Stock Options in Sections 8(b)(vi) and (vii), and 8(d), except that the terms and conditions applicable to any Stock Appreciation Right held by a Section 16 Participant shall not be varied in a manner that would cause the exercise or cancellation of such Stock Appreciation Right to fail to qualify for any applicable exemption from Section 16(b) of the Exchange Act provided by Rule 16b-3 thereunder.

SECTION 10. Qualified Retirement.

If a Participant’s employment with the Company (or any of its Subsidiaries or Affiliates) terminates due to a Qualified Retirement, the following provisions shall apply (subject in all cases to Section 10(d) hereof):

(a) With respect to Stock Options and Stock Appreciation Rights, if and to the extent that any Option Installment or Stock Appreciation Right is vested and is exercisable as of the Qualified Retirement Date, such Option Installment and Stock Appreciation Rights shall not terminate upon the termination of the Participant’s employment, but may be exercised by the Participant, in whole or in part, at any time between the Qualified Retirement Date and the Expiration Date applicable thereto. As to any Option Installment or Stock Appreciation Right which vests upon a Qualified Retirement in accordance with either the Subsections (b) or (c) below, such Stock Options or Stock Appreciation Rights shall be exercisable from and after such vesting date through and including the applicable Expiration Date.

(b) With respect to all unvested Time-Based Awards held by the Participant on his or her Qualified Retirement Date, if and to the extent that any Award Installment is not vested as of such Qualified Retirement Date, such Award Installment (A) shall remain in effect with respect to fifty percent (50%) of the Award Installment, which shall then vest and be free of applicable restrictions on such Qualified Retirement Date, except that as to any Participant who is a “specified employee” as defined in Section 409A of the Code, any distribution or exercise of rights with respect to such Awards may not occur until the date that is six (6) months plus one (1) day after Participant’s Qualified Retirement Date; and (B) shall terminate, effective as of the Qualified Retirement Date, with respect to the remaining fifty percent (50%) of such Award Installment.

(c) With respect to all unvested Performance-Based Awards held by the Participant on his or her Qualified Retirement Date, if and to the extent that any Award Installment is not vested as of the Qualified Retirement Date, such Award Installment (A) shall remain in effect with respect to fifty percent (50%) of the Award Installment, which shall vest upon the achievement of the related Performance Goals (unless such Performance Goals are not achieved prior to the Expiration Date applicable to such Award Installment, in which event the Award Installment will terminate, and such Award Installment will be forfeited, as of such Expiration Date), and (B) shall terminate, effective as of the Qualified Retirement Date, with respect to the remaining fifty percent (50%) of such Award Installment; provided that, with respect to any member of the Company’s Senior Management Group, and any other Participant specified in writing by the Company’s Chief Executive Officer and Chief Human Resource Officer, if such individual has given the Company written notice of his or her intended retirement date at least twelve months but not more than fourteen months prior to such date, and if such individual in fact terminates on such intended retirement date (or such later date as the Company and such individual may agree, subject to such conditions as the Company may deem appropriate), upon any Qualified Retirement of such individual, no portion of any Performance-Based Awards held by such Participant on his or her Qualified Retirement Date will terminate on such date, but such Awards will remain in effect in full and shall vest as of the date on which, and to the extent that, the applicable Performance Goals have been achieved (unless such Performance Goals are not achieved prior to the Expiration Date applicable to such Award, in which event the Award will terminate and be forfeited, as of such Expiration Date).

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(d) If the Committee determines that the Participant is or has engaged in any Disqualifying Activity, then:

(i) to the extent that a Stock Option or Stock Appreciation Right has vested and is exercisable as of the date of such determination by the Committee:

(A) if the Disqualification Date for any Disqualifying Activity occurred on or prior the date of such employee’s termination from the Company or any Subsidiary or Affiliate, or the Disqualification Date occurred after such termination and such activity is covered by any of clauses (ii), (iii) (with respect to a material violation of any agreement between the Participant and the Company) or (iv) of the definition of Disqualifying Activity above, all such Stock Options and Stock Appreciation Rights shall terminate, and all related shares of Stock shall be forfeited, as of such date, and

(B) if any such activity covered by clause (i) of the definition of Disqualifying Activity and the related Disqualification Date occurs after the termination of the Participant’s employment, the Participant shall have the right to exercise such Option or Stock Appreciation Right on or before the earlier of the Expiration Date applicable thereto or the date that is sixty (60) days after the date upon which the Company sends written notice to such Participant of the Committee’s determination hereunder; and

(ii) to the extent that any Award Installment held by such Participant has not vested as of the date of such determination by the Committee, the Award Installment shall terminate, and all related shares of Stock, Units, Stock Options or Stock Appreciation Rights shall be forfeited, as of such date.

Any determination by the Committee hereunder, which may act upon the recommendation of the Chief Executive Officer or other senior officer of the Company, that the Participant is or has engaged in any Disqualifying Activity, and as to the Disqualification Date, shall be final and conclusive.

SECTION 11. Change In Control Provision.

(a) Unless otherwise provided in the applicable Award Agreement, notwithstanding any other provision of this Plan to the contrary, and subject to the provisions of subsection (b) below, upon a Change in Control of the Company, the following shall control:

(i) In the event that the Change in Control does not result in a liquidation or cancellation of or other change to the Company’s Stock, each Award then outstanding shall remain in effect after the Change in Control on the terms and conditions set forth in the Plan and the applicable Award Agreement.

(ii) In the event that the Change in Control results in a cash payment for each outstanding share of the Company’s Stock (a “Cash Payment”), then to the extent of such Cash Payment, as of the date of the Change in Control, each Award then outstanding shall be fully vested, and any applicable restrictions, limitations or Performance Goals applicable to such Award shall terminate, and such Award shall be cashed out on the basis of such Cash Payment and paid to the Participant.

(iii) In the event that a Change in Control results in the conversion or exchange of another publicly held equity security for the Company’s Stock in a corporate transaction described in the regulations under Section 409A of the Code, such that the Company’s Stock is not the surviving security, then to the extent of such conversion or exchange, as of the date of the Change in Control:

(A) each outstanding Time-Based Award shall be converted into a new equity award based on the surviving security and the conversion or exchange rate applicable to shares of Stock in the underlying transaction, which new Award shall be equal in value to, in similar form as, and with equivalent terms, conditions and restrictions, including vesting and forfeiture provisions, as that portion of the Award being so converted into the new equity award; and

(B) each outstanding Performance-Based Award shall be fully vested, and any applicable restrictions, limitations or Performance Goals applicable to such Award shall terminate, and the value thereof (determined in accordance with clause (iv) immediately below) shall be cashed out and paid to the Participant on the basis of the Change in Control Price.

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(iv) If the circumstances described in subsection (ii) or (iii) applies to Performance-Based Awards, the Committee shall value those Awards based on the number of shares of Stock or Units, or (if applicable) the Target number of such shares or Units, that are the subject of such Award and the Cash Payment or the Change in Control Price, as applicable.

(b) Notwithstanding the provisions of subsection (a) above, if on the date of or during the twenty-four (24)-month period following a Change in Control, either (a) the Company (or the surviving entity) terminates the Participant’s employment other than for Cause, or (b) the Participant terminates his or her employment for Good Reason (as stated in a written notice to the Company (or the surviving entity), which must be provided within 30 days after the occurrence of the event(s) constituting such Good Reason, and must set forth such Good Reason in reasonable detail and the expected date of termination, which shall be not more than 30 days after the date of such notice), and in either case, such termination qualifies as a “separation from service” under Section 409A of the Code, then upon the occurrence of such termination:

(i) With respect to any Awards of Options or Stock Appreciation Rights that were outstanding as of the date of such Change in Control, were not cashed out under section (a) above, and have not yet vested or been forfeited according to their respective terms as of the termination date, such Awards shall be fully vested and exercisable and shall remain exercisable until earlier of the Expiration Date of such Option or Stock Appreciation Right or the date that is sixty (60) days after such termination of employment; and

(ii) With respect to any Awards of Restricted Stock or Restricted Stock Units that were outstanding as of the date of such Change in Control, were not cashed out under subsection (a) above, and have not yet vested or been forfeited according to their respective terms as of the termination date, such Awards shall be fully vested and free of all restrictions and limitations, and, with respect to Restricted Stock Units, shall be settled as promptly as is practicable in accordance with the Plan and the applicable Award Agreement.

To the extent any such Award constitutes deferred compensation under Section 409A of the Code, the required distribution under this subsection (b) to any “specified employee” as defined under Section 409A of the Code may not occur until six months and one day after such termination of employment.

SECTION 12. Amendments and Termination.

(a) The Board, at any time, in its sole discretion, may amend, supplement, alter or discontinue the Plan, but, except as otherwise expressly provided in the Plan, no such amendment, supplement, alteration or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted, without the Participant’s consent. The Company shall submit to the shareholders of the Company for their approval any amendments to the Plan which are required to be approved by shareholder by law or the rules and regulations of any governmental authority or any stock exchange upon which the Stock is then traded.

(b) Subject to changes in law or other legal requirements that would permit otherwise, the Plan may not be amended without the approval of the shareholders, to (i) increase the total number of shares of Stock that may be issued under the Plan or to any Participant during any calendar year (except for adjustments pursuant to Section 3(c)), (ii) permit the granting of Stock Options or Stock Appreciation Rights with an exercise price lower than those specified in Section 8(b)(i) and 9(b)(ii) or permit the Committee to reduce the exercise price of previously issued and outstanding Stock Options or Stock Appreciation Rights, (iii) modify the Plan’s eligibility requirements, (iv) change the Performance Goals as defined in Section 1(b), or (v) increase the total number of shares of Stock that may be available for Awards of Incentive Stock Options under Section 3(a) (except for adjustments pursuant to Section 3(c)). Further, no Performance-Based Award may be amended if such amendment would adversely affect the Award’s qualification as qualified performance-based compensation under Section 162(m) of the Code.

(c) The Committee, at any time, in its sole discretion, may amend the terms of any outstanding Award, but, except as otherwise expressly provided by the Plan, no such amendment shall be made which would: (i) impair the rights of a Participant under an Award theretofore granted, without the Participant’s consent; (ii) in the case of any Award of a Stock Option or Stock Appreciation Right, reduce the exercise price relating to such Award or, in any other case, reduce the purchase price (if any) of the Stock which is subject to an outstanding Award; (iii) make the applicable exemptions provided by Rule 16b-3 under the Exchange Act unavailable to any Section 16 Participant holding an Award without the Participant’s consent; or (iv) with respect to any Award which is subject to the restrictions on deferred compensation under Code Section 409A, result in a modification of the timing or form of payment of such compensation pursuant to such Award except to the extent permitted by Code Section 409A and the regulations promulgated thereunder.

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(d) Subject to the above provisions, the Board shall have all necessary authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 13. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 14. General Provisions.

(a) The Committee may require each Participant acquiring Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Stock without a view to distribution thereof. Any certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

All shares of Stock or other securities issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any certificates for such shares to make appropriate reference to such restrictions or to cause such restrictions to be noted in the records of the Company’s stock transfer agent and any applicable book entry system.

(b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) Neither the adoption of the Plan, nor its operation, nor any document describing, implementing or referring to the Plan, or any part thereof, shall confer upon any Participant under the Plan any right to continue in the employ, or as a director, of the Company or any Subsidiary or Affiliate, or shall in any way affect the right and power of the Company or any Subsidiary or Affiliate to terminate the employment, or service as a director, or change the job title, duties, authority, position or compensation of any Participant in the Plan at any time with or without assigning a reason therefor, to the same extent as the Company or any Subsidiary or Affiliate might have done if the Plan had not been adopted.

(d) For purposes of this Plan, a transfer of a Participant between the Company and any of its Subsidiaries or Affiliates, or between such Subsidiaries or Affiliates, shall not be deemed a termination of employment or adversely affect or enlarge the rights of any Participant under this Plan or with respect to any Award.

(e) No later than the date as of which an amount relating to any Award under the Plan first becomes taxable, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, at least the minimum federal, state and local taxes and other items of any kind required by law to be withheld with respect to such amount. Subject to the following sentence and such rules and procedures as the Committee may determine from time to time, unless otherwise determined by the Committee, minimum tax withholding obligations may be settled with Stock, including, without limitation, unrestricted Stock previously owned by the Participant or that would otherwise be distributed or purchased in connection with the Award that gives rise to the withholding requirement. Notwithstanding the foregoing, any election by a Section 16 Participant to settle such tax withholding obligation with Stock that is previously owned by the Participant or part of such Award shall be subject to prior approval by the Committee, in its sole discretion. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries and Affiliates to the extent permitted by law shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Company may withhold or collect tax withholdings in excess of the minimum requirements at the Participant’s request, subject to such rules and procedures as the Committee or the Company shall deem appropriate.

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(f) The Plan, all Awards made and all actions taken thereunder and any agreements relating thereto, shall be governed by and construed in accordance with the laws of the State of Ohio.

(g) In the event any Award is transferred or assigned pursuant to a court order, such transfer or assignment shall be without liability to the Company and the Company shall have the right to offset against such Award any expenses (including attorneys’ fees) incurred by the Company in connection with such transfer or assignment.

(h)(i) If (A) a Performance-Based Award granted to any executive officer shall vest hereunder on the basis of the achievement of certain financial or operating results as specified by the Committee (which includes, for purposes hereof, all of the Performance Goals that are available to the Committee under this Plan), (B) those financial or operating results were incorrect and were subsequently the subject of a restatement by the Company within three (3) years after the date of vesting, and (C) the vesting event would not have occurred as to some or all of such shares if the actual financial or operating results had been known as of the date of vesting, then the Company shall have the right of recoupment from the executive officer who received such shares of Stock upon such vesting or who elected to defer such shares at vesting. The Company will have this right of recoupment whether or not the executive officer in question was at fault or responsible in any way in causing such restatement. In such circumstances, the Company, in its sole discretion, will have the right to adjust and amend the terms of all outstanding Stock Options as may be appropriate, and to recover from each executive officer, and each such executive officer will refund to the Company promptly on demand, at the Company’s discretion, either (X) the number of shares of Stock that vested (or that were subject to Stock Options that vested and were thereafter exercised), were distributed or were deferred (as applicable) upon or after such vesting based on the incorrect operating or financial results, (Y) the dollar equivalent of such number of Shares as of the date of such vesting, without interest, or (Z) the value that was paid to or earned by the Participant, as applicable, at the time of vesting or upon the exercise of rights pursuant to any such vested Award, without interest. Such recovery, at the Committee’s discretion, may be made by lump sum payment, installment payments, credits against unvested Awards made hereunder, credits against future bonus or other incentive payments or awards, or other appropriate mechanism.

(ii) If any Participant engaged in fraud or other misconduct (as determined by the Committee or the Board, in their respective sole discretion) resulting, in whole or in part, in a restatement of the financial or operating results used to determine the vesting of a Performance-Based Award hereunder, the Company will have the right to recoup from such Participant, and the Participant will transfer or pay to the Company promptly upon demand, in the Company’s discretion, either (A) the number of shares of Stock that vested (or that were subject to Stock Options that vested and were thereafter exercised), were distributed or were deferred (as applicable) upon or after such vesting based on the incorrect operating or financial results, (B) the dollar equivalent of such number of shares determined as of the date of such vesting, or (C) the value that was paid to or earned by the Participant, as applicable, at the time of vesting or upon the exercise of rights pursuant to any such vested Award, and in the case of (B) and (C) plus interest at the rate of eight percent (8%) per annum or, if lower, the highest rate permitted by law, calculated from such vesting date. The Company further shall have the right to terminate and cancel any and all Awards previously made to such Participant at any time hereunder that are then unvested or, if applicable, that have vested but have not then been exercised, and to recover from such Participant the Company’s costs and expenses incurred in connection with recovering such Shares or funds from Participant and enforcing its rights under this subsection (ii), including, without limitation, reasonable attorneys’ fees and court costs. There shall be no time limit on the Company’s right to recover such amounts under this subsection (ii), except as otherwise provided by applicable law.

(iii) The rights contained in this subsection (h) shall be in addition to, and shall not limit, any other rights or remedies that the Company may have under this Plan or under any applicable law or regulation.

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(i) In the event that an Award granted pursuant to the Plan shall constitute deferred compensation subject to Section 409A of the Code, the terms of the Plan as they apply to such Award shall be interpreted to comply with the requirements of Section 409A of the Code.

SECTION 15. Shareholder Approval; Effective Date of Plan.

The Plan was adopted by the Board on January 29, 2010 and is subject to approval by the holders of the Company’s outstanding Stock, in accordance with applicable law. The Plan will become effective on the date of such approval.

SECTION 16. Term of Plan.

No Award shall be granted pursuant to the Plan on or after January 31, 2020, but Awards granted prior to such date may extend beyond that date, subject to the terms hereof and the applicable Award Agreement.

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Appendix D

FIRST AMENDMENT TO THE PROGRESSIVE CORPORATION

2010 EQUITY INCENTIVE PLAN

WHEREAS, The Progressive Corporation 2010 Equity Incentive Plan (the “Plan”) was approved by the Board of Directors on January 29, 2010 and will be submitted to shareholders for approval at the Company’s upcoming Annual Meeting of Shareholders; and

WHEREAS, it is deemed desirable to amend the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows:

1. The definition of the term “Performance Goals”, as set forth in Section 1(c) of the Plan, is hereby amended and restated in its entirety as follows:

“Performance Goals” means the performance goals selected and established by the Committee with respect to any Performance-Based Award, which shall be based on objective criteria relating to one or more of the following measures:

(i) Profitability:

•	combined ratio

•	target combined ratio

•	weighted combined ratio

•	variation in combined ratio from a targeted combined ratio

•	cohort combined ratio (the expected lifetime combined ratio for a group of policies commencing during a specified time period)

•	return on equity, or

•	return on revenue;

(ii) Growth:

•	policies in force

•	vehicles insured

•	drivers insured

•	earned premiums

•	earned premium per policy or per vehicle

•	earned car years

•	physical damage earned car years, or

•	written premiums; and

(iii) Other:

•	net income

•	net income per share, or

•	value of a share of Stock.

Performance goals may be measured on a company-wide, subsidiary or business unit basis, or any combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure.

2. Except as expressly modified hereby, the terms of the Plan shall be unchanged.

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Appendix E

SECOND AMENDMENT TO THE PROGRESSIVE CORPORATION

2010 EQUITY INCENTIVE PLAN

WHEREAS, The Progressive Corporation 2010 Equity Incentive Plan, as previously amended (the “Plan”) has been approved by the Board of Directors and will be submitted to shareholders for approval at the Company’s upcoming Annual Meeting of Shareholders; and

WHEREAS, it is deemed desirable to amend the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	Section 8(d) of the Plan is hereby amended and restated in its entirety as follows:

(d) Buyout Provisions. The Company, based on such terms and conditions as may be approved by the Committee in its discretion, at any time may buy out, for a payment in cash, any Option previously granted, based on such terms and conditions as the Committee shall establish and agree upon with the Participant, provided that: (i) no such buy out shall be permitted if the Option Exercise Price of the applicable Option is higher than the Fair Market Value of the Stock on the date of such transaction; and (ii) no such transaction involving a Section 16 Participant shall be structured or effected in a manner that would violate, or result in any liability on the part of the Participant under, Section 16 of the Exchange Act or the rules and regulations promulgated thereunder.

2.	Section 9(b)(vi) of the Plan is hereby amended and restated in its entirety as follows:

(vi) Unless varied by the Committee, Stock Appreciation Rights shall be subject to the terms and conditions specified for Stock Options in Sections 8(b)(vi) and (vii), and 8(d), except that: (A) a buy out shall not be permitted if the exercise price applicable to such Stock Appreciation Right is higher than the Fair Market Value of the Stock on the date of such transaction; and (B) the terms and conditions applicable to any Stock Appreciation Right held by a Section 16 Participant shall not be varied in a manner that would cause the exercise or cancellation of such Stock Appreciation Right to fail to qualify for any applicable exemption from Section 16(b) of the Exchange Act provided by Rule 16b-3 thereunder.

3.	Except as expressly modified hereby, the terms of the Plan shall be unchanged.

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Appendix F

THIRD AMENDMENT TO THE PROGRESSIVE CORPORATION

2010 EQUITY INCENTIVE PLAN

WHEREAS, The Progressive Corporation 2010 Equity Incentive Plan, as previously amended (the “Plan”), is currently in effect; and

WHEREAS, the Board of Directors believes that it is desirable to further amend the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	Section 8(d) of the Plan, entitled “Buyout Provisions,” is hereby deleted in its entirety.

2.	Section 9(b)(vi) of the Plan is hereby amended and restated in its entirety as follows:

(vi) Unless varied by the Committee, Stock Appreciation Rights shall be subject to the terms and conditions specified for Stock Options in Sections 8(b)(vi) and (vii).

3.	Except as expressly modified hereby, the terms of the Plan shall be unchanged.

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Appendix G

FOURTH AMENDMENT

TO

THE PROGRESSIVE CORPORATION

2010 EQUITY INCENTIVE PLAN

WHEREAS, The Progressive Corporation 2010 Equity Incentive Plan, as previously amended (the “Plan”), is currently in effect; and

WHEREAS, it is deemed desirable to amend the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Subject to Paragraph 2 below, the definition of the term “Performance Goals” as set forth in Section 1(b) of the Plan, is hereby amended as follows:

a. The word “and” is hereby deleted from the last line of clause (ii) of such definition.

b. Clause (iii) of such definition is hereby renumbered as clause (iv).

c. A new clause (iii) is hereby inserted in such definition, as follows:

“(iii) Investments:

•	Investment performance of one or more segments of the Company’s investment portfolio; and”

d. The text of such definition immediately following the newly renumbered clause (iv) is hereby deleted in its entirety and the following is substituted in its place:

“Performance goals may be measured on a company-wide, subsidiary or business unit basis, or any combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities, an index, or other external measure. With respect to investment performance, such goals may also reflect risk adjustment and/or the benefit of any state premium tax abatements attributable to the Company’s investment portfolio.”

2. The addition of the new performance criterion included in Paragraph 1 above is subject to approval by the holders of The Progressive Corporation’s Common Shares, $1.00 par value in accordance with the requirements of Section 162(m) of the Internal Revenue Code. If shareholders do not approve such new performance criterion at the Annual Meeting of Shareholders in April 2012, this Amendment shall automatically terminate and be of no further force or effect.

This Amendment will be effective as of January 27, 2012.

/s/ Charles E. Jarrett
Charles E. Jarrett Secretary

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Appendix H

THE PROGRESSIVE CORPORATION

2003 DIRECTORS EQUITY INCENTIVE PLAN

SECTION 1. ESTABLISHMENT; PURPOSE; DEFINITIONS.

(a) The Progressive Corporation, an Ohio corporation (the “Company”), hereby establishes an incentive compensation plan for Eligible Directors, to be known as “The Progressive Corporation 2003 Directors Equity Incentive Plan” (the “Plan”), as set forth in this document. The Plan permits the grant of Restricted Stock and Stock Options to Eligible Directors of the Company.

(b) The purpose of the Plan is to enable the Company to attract, retain and reward directors of the Company and to strengthen the mutuality of interests between such directors and the Company’s shareholders by offering such directors equity or equity-based incentives.

(c) For purposes of the Plan, the following terms shall have the meanings set forth below:

“Award” means any award of Restricted Stock or Stock Options under the Plan.

“Award Agreement” means an agreement setting forth the terms and conditions applicable to an Award granted to a Participant under the Plan.

“Board” means the Board of Directors of the Company.

“Book Value” means, as of any given date, on a per share basis (1) the shareholders’ equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company’s audited consolidated balance sheet as of such year-end date, subject to such adjustments as the Committee shall specify at or after grant, divided by (2) the number of outstanding shares of Stock as of such year-end date, subject to such adjustments as the Committee shall specify for events subsequent to such year-end date.

“Change in Control” has the meaning assigned to it in Section 7(b).

“Change in Control Price” has the meaning assigned to it in Section 7(d).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

“Committee” means the Compensation Committee of the Board.

“Company” means The Progressive Corporation, an Ohio corporation, or any successor corporation.

“Disability” means a mental or physical condition which, in the opinion of the Committee, renders a Participant unable or incompetent to carry out the responsibilities held by such Participant as a Board member and which is expected to be permanent or for an indefinite duration.

“Eligible Directors” has the meaning assigned to it in Section 4.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Date” means the date upon which an Award, or any portion thereof, is scheduled to expire or terminate if not exercised or vested prior thereto, as determined by the Committee.

“Fair Market Value” means, as of any given date, the mean between the highest and lowest quoted selling price of the Stock on such date on the New York Stock Exchange or, if no such sale of the Stock occurs on the New York Stock Exchange on such date, then such mean price on the next preceding day on which the Stock was traded. If the Stock is no longer traded on the New York Stock Exchange, then the Fair Market Value of the Stock shall be determined by the Committee in good faith.

“Family Member” means a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, a trust in which any of these persons (and/or the Participant) holds more than 50% of the beneficial interest, a foundation in which any of these persons (and/or the Participant) controls the management of assets and any other entity in which any of these persons (and/or the Participant) owns more than 50% of the voting interests.

“Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option”, which satisfies the requirements of Section 422 of the Code or any successor section thereto.

“Non-Employee Director” shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Commission.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option Exercise Price” means the price at which a share of Stock may be purchased by a Participant pursuant to the exercise of an Option, as determined by the Committee and set forth in the related Option Award Agreement.

“Option Term” has the meaning assigned to it in Section 6(b)(2).

“Participant” means an Eligible Director who holds an outstanding Award granted under the Plan.

“Plan” means The Progressive Corporation 2003 Directors Equity Incentive Plan, as amended from time to time.

“Potential Change in Control” has the meaning assigned to it in Section 7(c).

“Restricted Stock” means an Award of shares of Stock that is made pursuant to Section 5 and is subject to restrictions.

“Restriction Period” and “Minimum Restriction Period” shall have the meanings assigned to them in Section 5(b)(7).

“Stock” means the Common Shares, $1.00 par value per share, of the Company.

“Stock Option” or “Option” means any option to purchase shares of Stock that is granted pursuant to Section 6.

SECTION 2. ADMINISTRATION.

The Plan shall be administered by the Committee. The Committee shall consist of not less than three directors of the Company, all of whom shall be Non-Employee Directors. Committee members shall be appointed by the Board and shall serve on the Committee at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the Board if and to the extent that no Committee exists which has the authority to so administer the Plan.

The Committee shall have full power to interpret and administer the Plan and full authority to select the individuals to whom Awards will be granted and to determine the type and amount of Awards to be granted to each Participant, the consideration, if any, to be paid for such Awards, the timing of such Awards, the terms and conditions of Awards granted under the Plan and the terms and conditions of the related Award Agreements which will be entered into with Participants.

The Committee shall have the authority to adopt, alter, change and repeal such rules, regulations, guidelines and practices governing the Plan, from time to time, as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto); to direct employees of the Company or other advisors to prepare such materials or perform such analyses as the Committee deems necessary or appropriate; and otherwise to supervise the administration of the Plan.

Any interpretation and administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its shareholders, all Participants in the Plan, their respective legal representatives, successors and assigns and all persons claiming under or through any of them. No member of the Board or of the Committee shall incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the Plan.

SECTION 3. STOCK SUBJECT TO THE PLAN.

(a) Aggregate Stock Subject to the Plan. Subject to adjustment as provided in Section 3(c) below, the total number of shares of Stock reserved and available for Awards under the Plan is 350,000. Any Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Forfeiture or Termination of Awards or Stock. If any Stock subject to any Award granted hereunder is forfeited or an Award otherwise terminates or expires without the issuance of Stock, the Stock that is subject to such Award shall again be available for distribution in connection with future Awards under the Plan as set forth in Section 3(a), unless the Participant who had been awarded such forfeited Stock or the expired or terminated Award has theretofor received dividends or other benefits of ownership with respect to such Stock. For purposes hereof, a Participant shall not be deemed to have received a benefit of ownership with respect to such Stock by the exercise of voting rights or the accumulation of dividends which are not realized due to the forfeiture of such Stock or the expiration or termination of the related Award without issuance of such Stock.

(c) Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, reverse share split, combination of shares or other change in the corporate or capital structure of the Company affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the maximum number of shares that may be subject to Awards granted to any Participant during any calendar year or other period, in the number and Option Exercise Price of shares subject to outstanding Options granted under the Plan and in the number of shares subject to Restricted Stock Awards granted under the Plan as may be approved by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided that the number of shares subject to any Award shall always be a whole number. Any fractional shares shall be eliminated.

(d) Annual Award Limitation. No Participant may be granted Awards under the Plan with respect to an aggregate of more than 6,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) during any calendar year.

SECTION 4. ELIGIBILITY.

All directors of the Company who are not full time employees of the Company or any of its subsidiaries (“Eligible Directors”) are eligible to be granted Awards under the Plan.

SECTION 5. RESTRICTED STOCK.

(a) Grant. Subject to the terms and conditions of the Plan, Restricted Stock may be awarded to Eligible Directors at any time and from time to time as shall be determined by the Committee. The Committee shall determine the individuals to whom, and the time or times at which, grants of Restricted Stock will be made; the number of shares of Restricted Stock to be awarded to each Participant; the price (if any) to be paid by the Participant (subject to Section 5(b)); the date or dates or conditions upon which Restricted Stock Awards will vest; the period or periods within which such Restricted Stock Awards may be subject to restrictions and forfeiture; and the other terms and conditions of such Awards in addition to those set forth in Section 5(b).

The Committee may condition the grant or vesting of Restricted Stock upon the lapse of time or such other factors as the Committee may determine in its sole discretion.

(b) Terms and Conditions. Restricted Stock awarded under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable. A Participant who receives a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award in the form approved from time to time by the Committee and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

(1) The purchase price for shares of Restricted Stock shall be determined by the Committee at the time of grant and may be equal to their par value or zero.

(2) Awards of Restricted Stock must be accepted by executing the related Restricted Stock Award Agreement, delivering an executed copy of such Restricted Stock Award Agreement to the Company and paying whatever price (if any) is required under Section 5(b)(1).

(3) Subject to Section 5(b)(5), each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

(4) Subject to Section 5(b)(5), the stock certificates evidencing such shares of Restricted Stock shall be delivered to and held in custody by the Company, or its designee, until the restrictions thereon shall have lapsed or any conditions to the vesting of such Award have been satisfied. As a condition of any Restricted Stock Award, the Participant shall deliver to the Company a stock power, endorsed in blank, relating to the Stock covered by such Award.

(5) At the discretion of the Company, any shares of Restricted Stock awarded to any Participant may be issued and held in book entry form. In such event, no stock certificates evidencing such shares will be issued to the Participant and the applicable restrictions may be noted in the records of the Company’s stock transfer agent and in the book entry system.

(6) Awards of Restricted Stock will vest and all restrictions thereon will terminate upon the lapse of a period of time specified by the Committee at the time of grant, provided all other conditions to vesting have been met.

(7) Subject to the provisions of this Plan and the related Restricted Stock Award Agreement, during the period set by the Committee commencing with the date of a Restricted Stock Award (the “Restriction Period”), the Participant who has received such Award shall not be permitted to sell, transfer, pledge, assign or otherwise encumber the shares of Restricted Stock which are subject to such Award. The Restriction Period shall not be less than six months and one day in duration (“Minimum Restriction Period”). Subject to these limitations and the Minimum Restriction Period requirement, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors and criteria as the Committee may determine, in its sole discretion.

(8) Except as provided in this Section 5(b)(8), Section 5(b)(7) or Section 5(b)(9), the Participant shall have, with respect to the shares of Restricted Stock awarded, all of the rights of a shareholder of the Company, including the right to vote the Stock and the right to receive any dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 10(c), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

(9) No Restricted Stock shall be transferable by any Participant other than by will or by the laws of descent and distribution, except that, if determined by the Committee at the time of grant and so provided in the applicable Award Agreement, a Participant may transfer Restricted Stock during his or her lifetime to one or more of his or her Family Members, provided that no consideration is paid for the transfer and that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Restricted Stock. The transferee of Restricted Stock will be subject to all restrictions, terms and conditions applicable to the Restricted Stock prior to its transfer, except that the Restricted Stock will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

(10) Subject to Section 5(b)(5), if a Participant dies while serving as a member of the Board, his or her estate shall be entitled to receive any shares of Restricted Stock held by such Participant at the time of death and such Restricted Stock shall thereafter vest, or any restrictions lapse, on the vesting date or dates specified in the related Award Agreements.

(11) If a Participant resigns or is removed from the Board by reason of a Disability, he or she shall be entitled to retain any Restricted Stock held by him or her at the time of such resignation or removal and such Restricted Stock shall thereafter vest, or any restrictions lapse, on the vesting date or dates specified in the related Award Agreements.

(12) Unless otherwise determined by the Committee at or after the time of granting any Restricted Stock Award, if a Director resigns or is removed from the Board for any reason other than death or Disability or does not stand for re-election, all Restricted Stock held by such Participant which is unvested or subject to restriction at the time of such resignation or removal, or at the time such Director leaves the Board, shall thereupon be forfeited.

SECTION 6. STOCK OPTIONS.

(a) Grant. Subject to the terms and conditions of the Plan, Stock Options may be granted to Eligible Directors at any time and from time to time, as shall be determined by the Committee. The Committee shall determine the individuals to whom, and the time or times at which, grants of Stock Options will be made; the number of shares purchasable under each Stock Option; the time or times at which Stock Options will vest and become exercisable; and the other terms and conditions of the Stock Options (and the related Option Award Agreements) in addition to those set forth in Sections 6(b) and 6(c). All Stock Options granted under the Plan shall be Non-Qualified Stock Options.

(b) Terms and Conditions. Options granted under the Plan shall be evidenced by Option Award Agreements, shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(1) Option Exercise Price. The Option Exercise Price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and shall not be less than 100% of the Fair Market Value of the Stock on the date of grant.

(2) Option Term. The term of each Stock Option (“Option Term”) shall be determined by the Committee at the time of grant and may not exceed ten years from the date the Option is granted.

(3) Exercise. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Section 6(b)(6) and unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to six months and one day following the date of grant. If any Stock Option is exercisable only in installments or only after a specified vesting date, the Committee may accelerate or waive, in whole or in part, such installment exercise provisions or vesting date, at any time at or after grant based on such factors as the Committee shall determine, in its sole discretion.

(4) Method of Exercise. Subject to whatever installment exercise provisions apply with respect to such Stock Option, and the six month and one day holding period set forth in Section 6(b)(3) and any other conditions to vesting, Stock Options may be exercised in whole or in part, at any time during the Option Term, by giving to the Company written notice of exercise specifying the number of shares of Stock to be purchased.

Such notice shall be accompanied by payment in full of the Option Exercise Price of the shares of Stock for which the Option is exercised, in cash or by check or such other instrument as the Committee may accept. Subject to the prior approval of the Committee, in its sole discretion, at or after grant, payment, in full or in part, of the Option Exercise Price may be made in the form of unrestricted Stock then owned by the Participant or Stock that is part of the Non-Qualified Stock Option being exercised. The value of each such share surrendered or withheld shall be equal to the Fair Market Value of the Stock on the date the Option is exercised.

No Stock shall be issued pursuant to an exercise of an Option until full payment has been made therefor. A Participant shall not have rights to dividends or any other rights of a shareholder with respect to any Stock subject to an Option unless and until the Participant has given written notice of exercise, has paid in full for such shares, has given, if requested, the representation described in Section 10(a) and such shares have been issued to the Participant.

(5) Non-Transferability of Options. Subject to the following sentence, no Stock Option shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant or, subject to Section 6(b)(3), by the Participant’s authorized legal representative if the Participant is unable to exercise an Option as a result of the Participant’s Disability. Notwithstanding the foregoing, if determined by the Committee at the time of grant and so provided in the applicable Award Agreement, a Participant may transfer a Non-Qualified Stock Option during his or her lifetime to one or more of his or her Family Members, provided that no consideration is paid for the transfer and that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Stock Option. The transferee of a Stock Option will be subject to all restrictions, terms and conditions applicable to the Stock Option prior to its transfer, except that the Stock Option will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

(6) Termination by Death. If any Participant dies, any Stock Option held by such Participant at the time of his or her death may thereafter be exercised, to the extent such Option was exercisable at the time of death or would have become exercisable within one year from the time of death had the Participant continued to fulfill all conditions of the Option during such period (or on such accelerated basis as the Committee may determine at or after grant), by the estate of the Participant (acting through its fiduciary) for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death. The balance of the Stock Option shall be forfeited.

(7) Termination by Reason of Disability. Subject to Section 6(b)(3), if a Participant resigns or is removed from the Board by reason of a Disability, any Stock Option then held by such Participant may thereafter be exercised, to the extent such Option is exercisable at the time of such resignation or removal or would have become exercisable within one year from the time of such resignation or removal had the Participant continued to fulfill all conditions of the Option during such period (or on such accelerated basis as the Committee may determine at or after grant), by the Participant or by the Participant’s duly authorized legal representative if the Participant is unable to exercise the Option as a result of the Participant’s Disability, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such resignation or removal; provided that if the Participant dies within such one-year period (or such other period as the Committee shall specify at or after grant), any unexercised Stock Option held by such Participant shall thereafter be exercisable by the estate of the Participant (acting through its fiduciary) to the same extent to which it was exercisable at the time of death for a period of one year from the date of such termination of employment. The balance of the Stock Option shall be forfeited.

(8) Other Termination. Unless otherwise determined by the Committee at or after the time of granting any Stock Option, if a Participant resigns or is removed from the Board for any reason other than death or Disability, all Stock Options held by such Participant shall thereupon immediately terminate.

(c) Buyout Provisions. The Committee may at any time buy out, for a payment in cash, Stock or Restricted Stock, any Option previously granted, based on such terms and conditions as the Committee shall establish and agree upon with the Participant, provided that no such transaction involving a Participant shall be structured or effected in a manner that would violate, or result in any liability on the part of the Participant under, Section 16 of the Exchange Act or the rules and regulations promulgated thereunder.

SECTION 7. CHANGE IN CONTROL PROVISION.

(a) Impact of Event. In the event of and upon: (1) a “Change in Control” as defined in Section 7(b) or (2) a “Potential Change in Control” as defined in Section 7(c), the following acceleration and valuation provisions shall apply:

(1) Any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

(2) All restrictions and limitations, if any, applicable to any Restricted Stock or Stock Options shall terminate and such Stock or Stock Options shall be deemed fully vested; and

(3) The value of all outstanding Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control or Potential Change in Control, be cashed out on the basis of the “Change in Control Price”, as defined in Section 7(d), as of the date such Change in Control or such Potential Change in Control is determined to have occurred.

(b) Definition of Change in Control. For purposes of Section 7(a), a “Change in Control” means the happening of any of the following:

(1) When any “person” as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 20 percent or more of the combined voting power of the Company’s then outstanding securities; provided, however, that the terms “person” and “group” shall not include any “Excluded Director”, and the term “Excluded Director” means any director who, on the effective date of the Plan, is the beneficial owner of or has the right to acquire an amount of Stock equal to or greater than five percent of the number of shares of Stock outstanding on such effective date; and further provided that, unless otherwise determined by the Board or any committee thereof, the terms “person” and “group” shall not include any entity or group of entities which has acquired Stock of the Company in the ordinary course of business for investment purposes only and not with the purpose or effect of changing or influencing the control of the Company, or in connection with or as a participant in any transaction having such purpose or effect, (“Investment Intent”), as demonstrated by the filing by such entity or group of a statement on Schedule 13G (including amendments thereto) pursuant to Regulation 13D under the Exchange Act, as long as such entity or group continues to hold such Stock with an Investment Intent;

(2) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 7(b)(2); or

(3) The occurrence of a transaction requiring shareholder approval for the acquisition of the Company, or any portion of the outstanding equity securities or voting power of the Company, by an entity other than the Company or a Subsidiary through purchase of Stock or assets, by merger or otherwise;

provided, however, a change in control shall not be deemed to be a Change in Control for purposes of the Plan if the Board approves such change prior to either (i) the commencement of any of the events described in Section 7(b)(l), (2), or (3) or 7(c)(l) or (ii) the commencement by any person other than the Company of a tender offer for Stock.

(c) Definition of Potential Change in Control. For purposes of Section 7(a), a “Potential Change in Control” means the happening of any one of the following:

(1) The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 7(b); or

(2) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing five percent or more of the combined voting power of the Company’s outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

(d) Change in Control Price. For purposes of this Section 7, “Change in Control Price” means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index, or paid or offered in any bona fide transaction related to a Change in Control or Potential Change in Control of the Company, at any time during the 60-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee.

SECTION 8. AMENDMENTS AND TERMINATION.

The Board may at any time, in its sole discretion, amend, alter or discontinue the Plan, but no such amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted, without the Participant’s consent. The Company shall submit to the shareholders of the Company for their approval any amendments to the Plan which are required to be approved by shareholders, either by law or the rules and regulations of any governmental authority or any stock exchange upon which the Stock is then traded.

Subject to changes in law or other legal requirements that would permit otherwise, the Plan may not be amended without the approval of the shareholders, to (a) increase the total number of shares of Stock that may be issued under the Plan or to any Participant during any calendar year (except for adjustments pursuant to Section 3(c)), (b) permit the granting of Stock Options with exercise prices lower than those specified in Section 6(b)(1) or (c) modify the Plan’s eligibility requirements.

The Committee may at any time, in its sole discretion, amend the terms of any outstanding Award, but no such amendment shall be made which would impair the rights of a Participant under an Award theretofore granted, without the Participant’s consent; nor, in the case of any Award of a Stock Option, shall any such amendment reduce the Option Exercise Price relating to such Stock Option or, in any other case, reduce the purchase price (if any) of the Stock which is subject to an outstanding Award; nor shall any such amendment be made which would make the applicable exemptions provided by Rule 16b-3 under the Exchange Act unavailable to any Participant holding an Award without the Participant’s consent.

Subject to the above provisions, the Board shall have all necessary authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 9. UNFUNDED STATUS OF PLAN.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 10. GENERAL PROVISIONS.

(a) The Committee may require each Participant acquiring Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Stock without a view to distribution thereof. Any certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All shares of Stock or other securities issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any certificates for such shares to make appropriate reference to such restrictions or to cause such restrictions to be noted in the records of the Company’s stock transfer agent and any applicable book entry system.

(b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) The actual or deemed reinvestment of dividends in additional Stock or Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account the then outstanding and previously granted Restricted Stock and Stock Options).

(d) The Plan, all Awards made and all actions taken thereunder and any agreements relating thereto, shall be governed by and construed in accordance with the laws of the State of Ohio.

(e) In the event any Award is transferred or assigned pursuant to a court order, such transfer or assignment shall be without liability to the Company and the Company shall have the right to offset against such Award any expenses (including attorneys’ fees) incurred by the Company in connection with such transfer or assignment.

(f) All Award Agreements entered into with Participants pursuant to the Plan shall be subject to the Plan. A Participant who receives an Award under the Plan shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award, in form approved by the Committee; has delivered a fully-executed copy of such Award Agreement to the Company; and has otherwise complied with the applicable terms and conditions of such Award.

(g) The provisions of Awards need not be the same with respect to each Participant.

SECTION 11. SHAREHOLDER APPROVAL; EFFECTIVE DATE OF PLAN.

The Plan was adopted by the Board on January 31, 2003 and is subject to approval by the holders of the Company’s outstanding Stock, in accordance with applicable law. The Plan will become effective on the date of such approval.

SECTION 12. TERM OF PLAN.

No Award shall be granted pursuant to the Plan on or after January 31, 2013, but Awards granted prior to such date may extend beyond that date.

Appendix I

AMENDMENT NO. 1

TO

THE PROGRESSIVE CORPORATION

2003 DIRECTORS EQUITY INCENTIVE PLAN

The Progressive Corporation 2003 Directors Equity Incentive Plan (the “Plan”) is hereby amended as follows:

1.	The following is hereby added as Paragraph (13) of SECTION 5, thereof:

(13) Any Participant who is then eligible to participate in The Progressive Corporation Directors Restricted Stock Deferral Plan, or any other deferral plan hereafter adopted or maintained by the Company for the benefit of Eligible Directors which allows for the deferral of Restricted Stock Awards, (a “Deferral Plan”), may elect to defer all or any portion of any Restricted Stock Award granted to him or her under this Plan, subject to and in accordance with the terms of the applicable Deferral Plan.

This Amendment will be effective as of February 1, 2004.

/s/ Charles E. Jarrett
Charles E. Jarrett Secretary

1

Appendix J

AMENDMENT NO. 2

TO

THE PROGRESSIVE CORPORATION

2003 DIRECTORS EQUITY INCENTIVE PLAN

The Progressive Corporation 2003 Directors Equity Incentive Plan, as previously amended (the “Plan”), is hereby amended as follows:

1. Section 12 of the Plan is hereby deleted in its entirety and the following is substituted in its place:

“SECTION 12 Term of Plan.

No Award shall be granted pursuant to the Plan on or after January 31, 2018, but Awards granted prior to such date may extend beyond such date.”

2. Section 6(c) of the Plan, entitled “Buyout Provisions,” is hereby deleted in its entirety.

3. In Section 7 of the Plan:

a. Section 7(b), entitled “Definition of Change in Control,” is hereby deleted in its entirety, and the following is substituted in its place:

“(b) Definition of Change in Control. For purposes of Section 7(a), a “Change in Control” means a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets, each as defined in, and determined in accordance with, Section 409A of the Internal Revenue Code.”

b. Section 7(c), entitled “Definition of Potential Change in Control,” is hereby deleted in its entirety, and the following is substituted in its place:

“(c) Intentionally omitted.”

In addition, all references to “Potential Change in Control” in Sections 7(a) and 7(d), and the defined term “Potential Change in Control” in Section 1(c), are hereby deleted from the Plan.

4. This Amendment is subject to approval by the holders of The Progressive Corporation’s Common Shares, $1.00 par value, in accordance with the requirements of the New York Stock Exchange. If shareholders do not approve this Amendment at the Annual Meeting of Shareholders in April 2012, this Amendment shall automatically terminate and be of no further force or effect.

This Amendment will be effective as of January 27, 2012.

/s/ Charles E. Jarrett
Charles E. Jarrett Secretary

1

THE PROGRESSIVE CORPORATION

Proxy Solicited on Behalf of the Board of Directors for the 2012 Annual Meeting of Shareholders

The undersigned hereby appoints Brian C. Domeck, Charles E. Jarrett, and David M. Coffey, and each of them, with full power of substitution, as proxies for the undersigned to attend the Annual Meeting of Shareholders of The Progressive Corporation, to be held at 6671 Beta Drive, Mayfield Village, Ohio, at 10:00 a.m., local time, on April 20, 2012, and at that meeting, and at any adjournment of that meeting, to vote and act with respect to all of The Progressive Corporation common shares, $1.00 par value, represented by this proxy, which the undersigned would be entitled to vote, with all power the undersigned would possess if present in person, as follows:

			FOR	AGAINST	ABSTAIN

1.	Elect as directors the nominees listed below for the terms indicated:
	Roger N. Farah	(3-year term)	[ ]	[ ]	[ ]
	Stephen R. Hardis	(3-year term)	[ ]	[ ]	[ ]
	Heidi G. Miller, Ph.D.	(2-year term)	[ ]	[ ]	[ ]
	Bradley T. Sheares, Ph.D.	(3-year term);	[ ]	[ ]	[ ]

2.	Approve an amendment to our Code of Regulations eliminating the supermajority voting requirement for shareholders to amend specified sections of our Code of Regulations;		[ ]	[ ]	[ ]

3.	Approve an amendment to our Code of Regulations to declassify the Board of Directors and provide for the annual election of directors;		[ ]	[ ]	[ ]

4.	Approve an amendment to our Code of Regulations to fix the number of directors at 11;		[ ]	[ ]	[ ]

5.	Approve an amendment to our Code of Regulations to revise the procedures for fixing the number of director positions within the limits set forth in our Code of Regulations;		[ ]	[ ]	[ ]

6.	Approve an amendment to our Code of Regulations allowing our Board of Directors to amend the Code of Regulations as and to the extent permitted by Ohio law;		[ ]	[ ]	[ ]

7.	Approve an amendment to our Code of Regulations to provide that the Annual Meeting of Shareholders will be held at such time and on a date, no later than June 30, as may be fixed by the Board of Directors;		[ ]	[ ]	[ ]

8.	Cast an advisory vote to approve our executive compensation program;		[ ]	[ ]	[ ]

9.	Re-approve performance criteria set forth in our 2007 Executive Bonus Plan;		[ ]	[ ]	[ ]

10.	Approve an amendment to our 2010 Equity Incentive Plan to add investment performance as a new performance goal under the plan;		[ ]	[ ]	[ ]

11.	Approve an amendment to our 2003 Directors Equity Incentive Plan to extend the term of the plan, to eliminate the buyout provisions relating to stock option awards, and to modify the definition of “change in control”;		[ ]	[ ]	[ ]

12.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012;		[ ]	[ ]	[ ]

In their discretion, to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as specified by the shareholder. If no votes are specified, this proxy will be voted FOR the election as director the four nominees identified in Item 1 and FOR each of the proposals described in Items 2 through 12.

Receipt of the Notice of Annual Meeting of Shareholders and the related Proxy Statement dated March    , 2012, is hereby acknowledged.

Date: , 2012

Signature of Shareholder(s)

Please sign as your name or names appear hereon. If shares are held jointly, all holders must sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.